UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Under §240.14a-12

Nuveen Connecticut Quality Municipal Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE TO SHAREHOLDERS OF

ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES OF

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND (NTC)

[•], 2019

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement?

A.

You are receiving the Proxy Statement as a holder of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) of Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) in connection with a special meeting of shareholders of the Target Fund (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Merger (the “Proposal”) pursuant to which the proposed combination of Nuveen AMT-Free Municipal Credit Income Fund (the “Acquiring Fund”) and the Target Fund (the “Merger”) will be effected. The Acquiring Fund and the Target Fund are collectively referred to herein as the “Funds,” and each, a “Fund.”

The Target Fund’s Board of Trustees (the “Board”), including the independent Board members, unanimously recommends that you vote FOR the Proposal.

Q.	Why has the Board recommended the Proposal?

A.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Target Fund’s investment adviser, recommended the proposed Merger as a part of an ongoing initiative to rationalize the product offerings of Nuveen’s municipal closed-end funds. Based on information provided by Nuveen Fund Advisors, the Target Fund Board believes that the proposed Merger may benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings, due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses excluding the cost of leverage, as certain fixed costs are spread over a larger asset base (as discussed in more detail below, total expenses including leverage are expected to be higher for the combined fund due to differences in the amounts of leverage).

Additionally, if all requisite shareholder approvals of the Target Fund and the Acquiring Fund with respect to the Merger are obtained, the Target Fund Board has authorized a cash distribution in an amount equal to 10% of the assets attributable to common shares of the Fund (the “Special Cash Distribution”). The Special Cash Distribution will be declared and paid following shareholder approval of the Merger and before the closing of the Merger. The Target Fund is expected to sell portfolio securities in order to raise cash to fund the Special Cash Distribution to the extent that the Fund does not otherwise hold cash or cash equivalents. See “The Proposal—A. Synopsis—Special Cash Distribution.”

With respect to holders of preferred shares of the Target Fund, the Target Fund Board considered that, upon the closing of the Merger, holders of the AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms as of the closing of the Merger, as the AMTP Shares exchanged therefor (the “New AMTP Shares”).

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund Board considered that the Acquiring Fund may benefit in the near-term from a modest increase in operating efficiencies and over the long-term from increased investment capital, which would allow the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares of the Acquiring Fund to be issued in the Merger would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, the Target Fund’s Board has determined that the Merger would be in the best interests of the Target Fund and has approved the Merger.

Q.	How will holders of AMTP Shares of the Target Fund be affected by the Merger?

A.

The Acquiring Fund has two series of MuniFund Preferred Shares (“MFP Shares”) and five series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding as of the date of the enclosed Proxy Statement, and these shares will remain outstanding following the Merger. The Target Fund has one series of AMTP Shares outstanding as of the date of the enclosed Proxy Statement. Upon the closing of the Merger, holders of AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Merger, as the AMTP Shares of the Target Fund exchanged therefor. The outstanding MFP Shares and VRDP Shares of the Acquiring Fund and the AMTP Shares to be issued by the Acquiring Fund in the Merger will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Following the Merger, holders of AMTP Shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of preferred shares of the Target Fund prior to the Merger. Additionally, the combined fund will have multiple series and types of preferred shares outstanding. The different types of preferred shares have different characteristics and features, which are described in more detail in the Proxy Statement. See “The Proposal—C. Information About the Merger—Description of

AMTP Shares to Be Issued by the Acquiring Fund” beginning on page 32, “Additional Information About the Acquiring Fund—Description of Outstanding MFP Shares” beginning on page 47 and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VRDP Shares” beginning on page 50. In addition, the voting power of certain series of preferred shares may be more concentrated than others.

Q.	Will the terms of the AMTP Shares to be issued by the Acquiring Fund as part of the Merger be substantially similar to the terms of the Target Fund’s AMTP Shares currently outstanding?

A.

Yes. The terms of the AMTP Shares to be issued by the Acquiring Fund as part of the Merger will be substantially similar, as of the closing of the Merger, to the terms of the AMTP Shares of the Target Fund exchanged therefor, including the same:

•	dividend rate and dividend rate determination method, including applicable spread adjustments, and dividend amount adjustment provisions;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights; and

•	information delivery requirements.

However, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the AMTP Shares to be issued by the Acquiring Fund in the Merger will not include a provision, currently applicable to the Target Fund AMTP Shares, that generally would require an additional payment to holders subject to Connecticut income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Connecticut income taxation (in addition to federal income taxation).

Q.	Do the Funds have similar investment objectives, policies and risks?

A.

Both Funds seek to provide tax-exempt current income by investing primarily in municipal securities. However, there are material differences between the investment objectives, policies and risks of the Funds. The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:

•

The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals, while the Target Fund seeks to provide current income exempt from both regular federal income tax and Connecticut personal income tax.

•

The Target Fund invests primarily in Connecticut municipal obligations and is subject to economic, political and other risks of a single state, while the Acquiring Fund may invest in municipal obligations of any U.S. state or territory.

•

The Target Fund invests primarily in investment grade securities, while the Acquiring Fund may invest up to 55% of its managed assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization.

•	Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

See “A. Synopsis—Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies” and “A. Synopsis—Comparative Risk Information” for more information.

Q.	Will holders of AMTP Shares have to pay any fees or expenses in connection with the Merger?

A.

No. The Target Fund, and indirectly its common shareholders, will bear the costs of the Merger, whether or not the Merger is consummated. Preferred shareholders will not bear any costs of the Merger. The allocation of the costs of the Merger to the Target Fund is based on the expected benefits of the Merger, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to Target Fund common shareholders following the Merger.

The total costs of the Merger are estimated to be approximately $525,000 (0.27% of average net assets attributable to the Target Fund’s common shares for the six-month period ended April 30, 2019) and such costs will be reflected in the Target Fund’s net asset value at or before the close of trading on the business day immediately prior to the closing of the Merger. If the Merger is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Target Fund, and common shareholders of the Target Fund indirectly, will still bear the costs of the Merger.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Merger. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or Nuveen Fund Advisors. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	Does the Merger constitute a taxable event for the Target Fund’s shareholders?

A.

No. The merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund, which is the legal means by which the combination of the Funds will be effected, is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that holders of AMTP Shares of the Target Fund will not recognize any gain or loss for federal income tax purposes as a direct result of the Merger. Both Funds intend to take the position that the Special Cash Distribution is not part of the consideration received by the Target Fund common shareholders in the Merger. As a result, the Target Fund will treat the Special Cash Distribution as a dividend for federal income tax purposes to the extent it is paid out of the current and accumulated earnings and profits of the Target Fund. The Special Cash Distribution may affect the federal income tax characterization of other dividends and distributions made to the holders of AMTP Shares of the Target Fund during the Target Fund’s current taxable year. Notwithstanding the Funds’ intended treatment of the Special Cash Distribution, the federal income tax treatment of the Special Cash Distribution is not free from doubt. Because of the relationship between the Special Cash Distribution and the Merger, the Special Cash Distribution could be treated as additional cash consideration received by common shareholders in the Merger. See “The Proposal—A. Synopsis—Material Federal Income Tax Consequences of the Merger” for more information.

In addition to the Special Cash Distribution, the Target Fund expects to declare prior to the closing of the Merger a distribution to its common shareholders of all of its undistributed net investment income and net capital gains, if any. The Target Fund reports distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund with respect to the year. As a result, such distribution may affect the federal income tax characterization of distributions received by preferred shareholders during the current taxable year. Prior to the closing of the Merger, the Target Fund is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are expected to be less than 5% of the assets of the Target Fund. To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, including sales of securities that generate income subject to the federal alternative minimum tax applicable to individuals or to fund the Special Cash Distribution, the Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund.

See “The Proposal—C. Information about the Merger—Material Federal Income Tax Consequences of the Merger” for more information.

Q.	What will happen if the required shareholder approvals are not obtained?

A.

If the Merger is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Proposal or, with respect to the Target Fund Board, continuing to operate the Target Fund as a stand-alone fund. The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, also must be obtained. Because the closing of the Merger is contingent upon each of the Acquiring Fund and the Target Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if shareholders of the Target Fund entitled to vote on the Proposal approve the Proposal and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.

v

Each series of preferred shares (with the exception of Series B MFP Shares of the Acquiring Fund) was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of the Fund’s outstanding preferred shares, one or more shareholder approvals required for the Merger may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. Additionally, because of the smaller liquidation preference of each Series B MFP Share, holders of Series B MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Proposal; there is no guarantee that such shareholders will approve the Merger over which they may exercise effective disposition power.

Q.	What is the timetable for the Merger?

A.	If shareholder approvals and other conditions to closing are satisfied (or waived), the Merger is expected to take effect on or about November 11, 2019, or as soon as practicable thereafter.

Q.	How does the Board recommend that holders of AMTP Shares vote on the Merger?

A.	After careful consideration, the Target Fund’s Board has determined that the Merger is in the best interests of the Target Fund and recommends that holders of AMTP Shares vote FOR the Proposal.

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund, at 1-866-905-8143 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•

To vote in person, if you own shares directly with the Target Fund, you may attend the Target Fund’s Special Meeting and vote in person, or you may execute a proxy designating a representative to attend the Special Meeting and vote on your behalf. If you own shares in “street name” through a broker or nominee, you may attend the Special Meeting and vote in person only if you obtain a proxy from your broker or nominee in advance of the Special Meeting and bring it with you to hand in along with the ballot that will be provided. The date, time and location of the Special Meeting is set forth on the enclosed notice of meeting for the Target Fund.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in the Target Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Target Fund may not be able to hold its meeting or the vote on the Proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

[•], 2019

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND (NTC)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 23, 2019

To the Holders of Adjustable Rate MuniFund Term Preferred Shares:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) will be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, September 23, 2019 at 2:00 p.m. Central time, for the following purposes:

•

Agreement and Plan of Merger. The shareholders of the Target Fund voting as set forth below will vote on a proposal to approve an Agreement and Plan of Merger pursuant to which the Target Fund will be merged with and into NAMCIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen AMT-Free Municipal Credit Income Fund (the “Acquiring Fund”), with common shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund and each issued and outstanding Adjustable Rate MuniFund Term Preferred Share (“AMTP Shares”) of the Target Fund being converted into a newly issued AMTP Share of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $100,000 per share.

(a)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.

(b)	The preferred shareholders voting separately to approve the Agreement and Plan of Merger.

•	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record of the Target Fund as of the close of business on June 25, 2019 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof. The common shareholders of the Target Fund are being solicited to vote on the proposal described above by means of a separate joint proxy statement/prospectus.

All Target Fund shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Target Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

1

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of Target Fund shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

2

The information contained in this Proxy Statement is not complete and may be changed.

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT

FOR

HOLDERS OF ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

OF

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND (NTC)

[•], 2019

This Proxy Statement is being furnished by Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) to holders of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) of the Target Fund, in connection with the solicitation of proxies by the Board of Trustees (the “Target Fund Board,” and each of the Target Fund’s Board and the Board of Trustees of the Acquiring Fund (defined below) (the “Acquiring Fund Board”), a “Board” and together, the “Boards” and each trustee a “Board Member”) of the Target Fund and Nuveen AMT-Free Municipal Credit Income Fund (the “Acquiring Fund”) (each, a “Fund” and together, the “Funds”), for use at the Special Meeting of Shareholders of the Target Fund to be held at the offices of Nuveen, LLC (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, September 23, 2019 at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (the “Special Meeting”), to consider the proposal listed below and discussed in greater detail elsewhere in this Proxy Statement. Each Fund is a diversified, closed-end management investment company organized as a Massachusetts business trust. The enclosed proxy card and this Proxy Statement are first being sent to holders of AMTP Shares of the Target Fund on or about [•], 2019. Shareholders of record of the Target Fund as of the close of business on June 25, 2019 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

This Proxy Statement explains concisely what you should know before voting on the proposal described in this Proxy Statement or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

On the matter coming before the Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal. Shareholders of the Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the Special Meeting will not revoke any previously submitted proxy.

Pursuant to this Proxy Statement, holders of AMTP Shares of the Target Fund are being solicited to vote on the proposal to approve an Agreement and Plan of Merger that provides for (1) the merging of the Target Fund with and into NAMCIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund (the “Merger Sub”), (2) the conversion of each issued and outstanding common share of beneficial interest of the Target Fund into newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and (3) the conversion of each issued and outstanding AMTP Share of the Target Fund into a newly issued AMTP Share of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $100,000 per share (the “Merger”).

In addition to its common shares, the Acquiring Fund has seven series of preferred shares outstanding—two series of MuniFund Preferred Shares (“MFP Shares”) and five series of Variable Rate Demand Preferred Shares (“VRDP Shares”). The Target Fund has one series of AMTP Shares outstanding.

To be approved, the proposal must be approved by the Funds’ common and preferred shareholders as follows:

•

With respect to the Target Fund, the proposal must be approved by the Target Fund’s common and preferred shareholders, voting together as a single class, and by the Target Fund’s preferred shareholders, voting separately.

•	With respect to the Acquiring Fund, the proposal must be approved by the Acquiring Fund’s preferred shareholders, voting separately.

Only the holders of AMTP Shares of the Target Fund are being solicited to vote on the Proposal pursuant to this Proxy Statement. The preferred shareholders of the Acquiring Fund and the common shareholders of the Target Fund are being solicited to vote on the proposal by means of a separate joint proxy statement/prospectus.

A quorum of shareholders is required to take action at the Special Meeting. A majority (more than 50%) of the shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast in person or by proxy at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. “Broker non-votes” are shares held by a broker or nominee, typically in “street name,” for which the broker or nominee returns a valid proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of voting on the proposal, abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present.

Broker-dealer firms holding common shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. The Target Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by a Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. Because the approval of the proposal requires that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against the Proposal.

ii

Those persons who were shareholders of record of AMTP Shares of the Target Fund as of the close of business on June 25, 2019 will be entitled to one vote for each share held.

As of June 25, 2019, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	MFP Shares(1)	VRDP Shares(1)	AMTP Shares(1)
Acquiring Fund (NVG)	202,552,895	2,054 (Series A) 200,000 (Series B)	1,790 (Series 1) 3,854 (Series 2) 1,800 (Series 4) 3,405 (Series 5) 3,267 (Series 6)	—
Target Fund (NTC)	14,328,976	—	—	1,120 (Series 2028)

(1)

The common shares of the Acquiring Fund and the Target Fund are listed on the NYSE. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares are currently listed on an exchange.

The proposed Merger is part of an ongoing initiative to rationalize the product offerings of Nuveen’s municipal closed-end funds. The Acquiring Fund and the Target Fund each invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax; however, the Target Fund concentrates its investment portfolio in Connecticut state-specific, investment-grade municipal securities the income from which is also exempt from Connecticut income tax in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of medium-credit municipal securities the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

iii

PROXY STATEMENT

[•], 2019

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND (NTC)

iv

Fiscal Year	60
Shareholder Report Delivery	60
Other Information	60

APPENDIX A—AGREEMENT AND PLAN OF MERGER	A-1

APPENDIX B—CONFIDENTIAL INFORMATION MEMORANDUM	B-1

v

THE PROPOSAL—MERGER OF THE TARGET FUND WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement with respect to the proposed Merger. More complete information is contained elsewhere in this Proxy Statement and the appendices hereto and thereto. Shareholders should read the entire Proxy Statement carefully.

Background and Reasons for the Merger

The Target Fund’s Board has approved the Merger as part of an ongoing initiative to rationalize the product offerings of Nuveen funds. The Target Fund Board considered the Merger in connection with this initiative and determined that the Merger would be in the best interests of the Target Fund. The Acquiring Fund and the Target Fund each invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax; however, the Target Fund concentrates its investment portfolio in Connecticut state-specific, investment-grade municipal securities the income from which is also exempt from Connecticut income tax in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of medium-credit municipal securities the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

Based on information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the investment adviser to the Target Fund, the Target Fund’s Board believes that the proposed Merger may benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings, due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses, excluding the cost of leverage, as certain fixed costs are spread over a larger asset base (however, total expenses including leverage are expected to be higher for the combined fund due to differences in the amounts of leverage).

Under its investment policies, a greater percentage of the Acquiring Fund’s portfolio may be allocated to lower rated municipal securities relative to the amount permitted by the policies of the Target Fund. The Acquiring Fund’s ability to allocate a greater amount of its assets to lower rated municipal securities, and the limited supply of such securities in the Connecticut municipal market, is expected to result in an increase in net earnings that may support higher common share distributions.

However, as discussed beginning on page 14, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. See “Risk Factors” in the Memorandum attached as Appendix B to this Proxy Statement for more information.

With respect to holders of preferred shares of the Target Fund, the Target Fund Board considered that, upon the closing of the Merger, holders of the AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Merger, as the AMTP Shares exchanged therefor.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund Board considered that the Acquiring Fund may benefit in the near-term from a modest increase in operating efficiencies and over the long-term from increased investment capital, which would allow the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares of the Acquiring Fund to be issued in the Merger would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, must also be obtained. Because the closing of the Merger is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if shareholders of the Target Fund entitled to vote approve the Merger proposal and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.

Each series of preferred shares (with the exception of Series B MFP Shares of the Acquiring Fund) was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of the Fund’s outstanding preferred shares, one or more shareholder approvals required for the Merger may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. Additionally, because of the smaller liquidation preference of Series B MFP Shares, holders of Series B MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposal; there is no guarantee that such shareholders will approve the Merger over which they may exercise effective disposition power. If the Merger is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund. For a fuller discussion of the Target Fund Board’s considerations regarding the approval of the Merger, see “The Proposal—C. Information About the Merger—Reasons for the Merger.”

Special Cash Distribution

If all requisite shareholder approvals of the Target Fund and the Acquiring Fund with respect to the Merger are obtained, the Target Fund Board has authorized a cash distribution in an amount equal to 10% of the assets attributable to common shares of the Fund (the “Special Cash Distribution”). The Special Cash Distribution will be declared and paid following shareholder approval of the Merger and before the closing of the Merger. The Special Cash Distribution will be paid to all common shareholders of record of the Target Fund on the date the Special Cash Distribution is paid. The Target Fund is expected to sell portfolio securities in order to raise cash to fund the Special Cash Distribution to the extent that the Fund does not otherwise hold cash or cash equivalents. If such sales had occurred as of June 30, 2019, the Target Fund would not have realized capital gains due to available capital loss carryforwards. Additionally, as a result of the Special Cash Distribution, the net asset value of the Target Fund will be reduced by the amount of the Special Cash Distribution, which means that Target Fund common shareholders will receive fewer shares in the Merger than they would have received absent the payment of the Special Cash Distribution. See “—Material Federal Income Tax Consequences of the Merger” below and “The Proposal—C. Information about the Merger—Material Federal Income Tax Consequences of the Merger” for more information regarding the tax consequences of the Special Cash Distribution.

Material Federal Income Tax Consequences of the Merger

As a condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, none of the Target Fund, the Acquiring Fund or the Merger Sub is expected to recognize gain or loss for federal income tax purposes as a direct result of the Merger, and neither the Acquiring Fund nor the Merger Sub is expected to recognize gain or loss for federal income tax purposes as a direct result of the liquidation of the Merger Sub. It is also expected that preferred shareholders of the Target Fund whose Target Fund preferred shares are converted into Acquiring Fund preferred shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes as a result of such conversion. Both Funds intend to take the position that the Special Cash Distribution is not part of the consideration received by the Target Fund common shareholders in the Merger. As a result, the Target Fund will treat the Special Cash Distribution as a dividend for federal income tax purposes to the extent it is paid out of the current and accumulated earnings and profits of the Target Fund. The Special Cash Distribution may affect the federal income tax characterization of other dividends and distributions made to the Target Fund’s preferred shareholders during the Target Fund’s taxable year and result in such other distributions, which would otherwise have been characterized as having been made from the Target Fund’s current and accumulated earnings and profits, as being a return of capital distribution or, to the extent it exceeds the shareholder’s basis, as capital gain to shareholders who hold their shares as capital assets. In addition, the Target Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Target Fund with respect to the year. As a result, the Special Cash Distribution may affect the amounts of such types of income allocable to the Target Fund’s preferred shareholders.

In addition to the Special Cash Distribution, the Target Fund expects to declare prior to the closing of the Merger a distribution to its common shareholders of all of its undistributed net investment income and net capital gains, if any. Since the Target Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund with respect to the year, such distribution may affect the federal income tax characterization of distributions received by preferred shareholders during the current taxable year. Prior to the closing of the Merger, the Target Fund is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are expected to be less than 5% of the assets of the Target Fund. To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, including sales of securities that generate income subject to the federal alternative minimum tax applicable to individuals or to fund the Special Cash Distribution, the Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund.

See “The Proposal—C. Information About the Merger—Material Federal Income Tax Consequences of the Merger.”

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Merger, including that the Merger will qualify as tax-free reorganization under the Code, will rely on the position that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. In that regard, Stradley, Ronon, Stevens & Young, LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund AMTP Shares received in the Merger by the holders of preferred shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Merger, there can be no assurance that the Internal Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Merger could differ significantly from those described above. See “Information About the Merger—Material Federal Income Tax Consequences of the Merger.”

Comparison of the Acquiring Fund and the Target Fund

General. The Acquiring Fund and the Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	July 12, 1999	Massachusetts	business trust
Target Fund	January 12, 1993	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares Are Listed
Acquiring Fund	Unlimited	202,552,895	$0.01	None	None	NYSE
Target Fund	Unlimited	14,328,976	$0.01	None	None	NYSE

(1)	As of June 25, 2019.

Each Fund’s common shares are listed for trading on the NYSE.

The Funds currently have outstanding the following series of preferred shares, with the MFP Shares and the VRDP Shares of the Acquiring Fund remaining outstanding following the completion of the Merger:

Acquiring Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series A MFP Shares	2,054	$0.01	$100,000
Series B MFP Shares	200,000	$0.01	$1,000
Series 1 VRDP Shares	1,790	$0.01	$100,000
Series 2 VRDP Shares	3,854	$0.01	$100,000
Series 4 VRDP Shares	1,800	$0.01	$100,000
Series 5 VRDP Shares	3,405	$0.01	$100,000
Series 6 VRDP Shares	3,267	$0.01	$100,000

Target Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series 2028 AMTP Shares	1,120	$0.01	$100,000

Each Fund’s preferred shares are entitled to one vote per share. The AMTP Shares of the Acquiring Fund to be issued in connection with the Merger will have equal priority with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, preferred shares of the Acquiring Fund, including the AMTP Shares to be issued in connection with the Merger, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The AMTP Shares of the Acquiring Fund to be issued in connection with the Merger will have rights and preferences, including liquidation preferences, that are substantially similar to those of the outstanding AMTP Shares of the Target Fund for which they are exchanged.

Investment Objectives and Policies. The Funds have similar investment objectives, policies and risks, but there are material differences. The Acquiring Fund and the Target Fund invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax; however, the Target Fund concentrates its investment portfolio in Connecticut state-specific, investment-grade municipal securities the income from which is also exempt from Connecticut income tax in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of medium-credit municipal securities the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

The following summary compares the principal investment policies and strategies of the Acquiring Fund to the principal investment policies and strategies of the Target Fund.

Acquiring Fund	Target Fund	Differences

Investment Objectives:

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Objectives:

The Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income taxes and Connecticut personal income taxes, consistent with the Target Fund’s investment policies. The Target Fund’s secondary investment objective is the enhancement of portfolio value relative to the Connecticut municipal bond market through investments in tax-exempt Connecticut municipal obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Target Fund is a state-specific municipal fund; the Acquiring Fund is a national municipal fund.

Fundamental Investment Policy:

Under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

Fundamental Investment Policy:

Under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments, the income from which is exempt from regular federal and Connecticut income taxes.

The Acquiring Fund has a national mandate, whereas the Target Fund focuses on Connecticut municipal securities.

Alternative Minimum Tax Policy:

Under normal circumstances, the Fund will invest 100% of its Managed Assets(2) and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

Alternative Minimum Tax Policy:

The Fund may invest no more than 20% of its Managed Assets(2) in securities subject to the federal alternative minimum tax applicable to individuals at the time of purchase.

The Acquiring Fund will concentrate its portfolio in securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Target Fund may invest a portion of its portfolio in securities subject to the federal alternative minimum tax.

Acquiring Fund	Target Fund	Differences

Credit Quality:

Under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment-grade or unrated securities judged to be of comparable quality by the Sub-Adviser. The Fund may invest in distressed securities.

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund may invest in distressed securities.

The Acquiring Fund is permitted to allocate a greater percentage of its portfolio to lower rated municipal securities than the Target Fund.

Weighted Average Maturity

Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be lengthened or shortened, depending on market conditions.

Weighted Average Maturity

Policy:

The Fund buys municipal bonds with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

Substantially similar.

Leverage:

The Fund may employ leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), including through the issuance of preferred shares, entering into reverse repurchase agreements and borrowings (for defensive purposes only). In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Leverage:

The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures and options, and (b) the issuance of preferred shares. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage. The Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or clear portfolio transactions.

Substantially similar. The Acquiring Fund may enter into reverse repurchase agreements.

Acquiring Fund	Target Fund	Differences
Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.	Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.	Identical.

Other Investment Companies:

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Other Investment Companies:

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal bonds of the types in which the Fund may invest directly.

Substantially similar.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Identical.

(1)	Each Fund defines “Assets” as the Fund’s net assets plus the amount of any borrowings for investment purposes.
(2)

Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Acquiring Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Credit Quality. A comparison of the credit quality(1) (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and the Target Fund, as of May 31, 2019, is set forth below.

(1)

Ratings shown are the highest rating given by one of the following national rating agencies: Standard and Poor’s Group (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB or lower are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

State Allocation. A comparison of the state allocation (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and the Target Fund, as of May 31, 2019, is set forth below.

Leverage. Each Fund may utilize the following forms of leverage: (1) the issuance of preferred shares, (2) bank borrowings, and (3) inverse floating rate securities (sometimes referred to as “inverse floaters”), which have the economic effect of leverage. The Acquiring Fund may also enter into reverse repurchase agreements. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2018	2017	2016
Asset Coverage Ratio(1)	272.54%	300.95%	304.00%
Regulatory Leverage Ratio(2)	36.69%	33.23%	32.89%
Effective Leverage Ratio(3)	40.03%	37.20%	37.59%

Target Fund	2018	2017	2016
Asset Coverage Ratio(1)	275.89%	283.49%	304.52%
Regulatory Leverage Ratio(2)	36.25%	35.28%	32.84%
Effective Leverage Ratio(3)	38.53%	38.72%	36.36%

(1)

A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.

(2)

Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s regulatory leverage and effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the 1940 Act.

(3)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage ratios in addition to any regulatory leverage.

Board Members and Officers. The Funds have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has ten Board Members, one of whom is an “interested person” as defined in the 1940 Act, and nine of whom are not interested persons.

Pursuant to each Fund’s by-laws, each Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two Board Members of each Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two Board Members of the Funds at all times. Additionally, because of the smaller liquidation preference of Series B MFP Shares, holders of Series B MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. This board structure will remain in place following the closing of the Merger.

The members of each Fund’s Board have adopted a unitary board structure whereby they oversee all funds in the Nuveen fund complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances each Fund’s Board’s influence and oversight over the Adviser and other service providers.

Investment Adviser. Nuveen Fund Advisors, the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2019, Nuveen managed approximately $989.2 billion in assets, of which approximately $143.6 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2020. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the six-month semi-annual period ended April 30, 2019 (annualized), the effective management fee rate of the Acquiring Fund, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), was approximately 0.5974%. For the six-month semi-annual period ended November 30, 2018 (annualized), the effective management fee rate of the Target Fund, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), was approximately 0.5988%. Although the Acquiring Fund’s fee schedule has a higher fund-level fee rate at each asset level than the Target Fund as reflected in the schedules below, the Acquiring Fund’s effective management fee rate is lower than the Target Fund due to the greater size of the Acquiring Fund.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For managed assets over $5 billion	0.4125%

*

For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Fund-Level Fee Schedule for the Target Fund

Average Total Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3750%
For managed assets over $5 billion	0.3625%

*

For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the U.S., as stated in the table below. As of April 30, 2019, the complex-level fee rate for each Fund was 0.1580%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate determined according to the following schedule, by the Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Eligible Asset Breakpoint Level**	Effective Complex- Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

**

For the complex-level fee, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the Funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

Sub-Adviser. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to the Acquiring Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 42.8572% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Acquiring Fund to Nuveen Fund Advisors.

For the services provided pursuant to the Target Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Target Fund to Nuveen Fund Advisors.

A discussion of the basis for the Target Fund Board’s most recent approval of each Fund’s current Investment Management Agreement and Sub-Advisory Agreement will be included in the Acquiring Fund’s and Target Fund’s Annual Report for the fiscal year ending October 31, 2019 and May 31, 2019, respectively.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations for both the Target Fund and the Acquiring Fund. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and Michael S. Hamilton is the portfolio manager of the Target Fund. Mr. Brennan assumed portfolio management responsibility for the Acquiring Fund in 2006 and Mr. Hamilton assumed portfolio management responsibility for the Target Fund in 2011. Mr. Brennan will continue to manage the combined fund upon completion of the Merger.

Paul L. Brennan, CFA, CPA, Managing Director of Nuveen Asset Management, manages a number of tax-exempt fixed income portfolios and oversees several national and state-specific municipal funds. Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. He is a Certified Public Accountant (CPA), has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Michael S. Hamilton, Managing Director of Nuveen Asset Management, manages tax-exempt fixed income portfolios. He joined Nuveen Asset Management on January 1, 2011 in connection with Nuveen Fund Advisors acquiring a portion of the asset management business of FAF Advisors. He began working in the financial industry when he joined FAF Advisors in 1989, as a fixed-income fund manager and trader. He became a portfolio manager in 1992. He received a B.A. from Albertson’s College of Idaho and an M.B.A. from Western Washington University. He is a member of the Portland Society of Financial Analysts.

Comparative Risk Information

Because each Fund invests primarily in municipal securities and other investments the income from which is exempt from regular federal income tax, the principal risks of the Funds are similar. However, there are material differences between the Funds’ investment objectives and policies that affect the comparative risk profile. The Target Fund is subject to single state risk, while the Acquiring Fund is not. The Acquiring Fund is subject to high yield securities risk to a greater degree than the Target Fund and is also subject to reverse repurchase agreement risk. The Funds are subject to various risks associated with investing primarily in a portfolio of municipal securities and employing leverage, which include:

•	Single State Risk. The Target Fund concentrates its investment portfolio in Connecticut state-specific municipal securities in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities. Accordingly, the Target Fund is subject to single state risk, meaning it is more susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal bonds.

•

High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk bonds,” are speculative and high risk investments that may cause income and principal losses for a Fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. While each Fund may currently invest in high yield securities, the Acquiring Fund expects to consistently allocate a greater percentage of its portfolio to lower rated municipal securities relative to the Target Fund.

•

Municipal Securities Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors. Federal income tax law changes that took effect in 2018 may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

•

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

•

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities. Because the Acquiring Fund may allocate a greater amount of its assets to lower rated municipal securities compared to the Target Fund, it is more susceptible to issuer credit risk.

•	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

•

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income. A decline in income could negatively affect the market price of a Fund’s shares or a shareholder’s returns.

•	Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.

•

Tax Risk. The tax treatment of the Funds and their distributions may be affected by new Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations. In addition, because the interest income from the municipal securities held by the Funds is normally not subject to federal income tax, and in the case of the Acquiring Fund, the federal alternative minimum tax applicable to individuals, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, neither Fund is a suitable investment for individual retirement accounts, other tax-exempt or tax-advantaged accounts or investors who are not sensitive to the federal income tax consequences of their investments.

•

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and represent borrowings of the Fund. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. The use by a Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

•

Leverage Risk. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund’s leveraging strategy will be successful. Leverage may also increase a Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund or regulatory limits.

•

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal amount.

•

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

The principal risks of investing in the Acquiring Fund are described in more detail under the caption “Risk Factors” in the Confidential Information Memorandum accompanying this Proxy Statement as Appendix B (the “Memorandum”).

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for the Target Fund’s six-month semi-annual period ended November 30, 2018 (annualized), the Acquiring Fund’s six-month semi-annual period ended April 30, 2019 (annualized) and the pro forma expenses for the six-month semi-annual period ended April 30, 2019 (annualized) for the combined fund following the Merger.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Target Fund	Acquiring Fund	Nuveen AMT-Free Municipal Credit Income Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.98%	0.99%	0.99%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(3)	1.42%	1.59%	1.59%
Other Expenses	0.10%	0.05%	0.05	%(4)

Total Annual Expenses	2.50%	2.63%	2.63%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares, including leverage. In considering the potential benefits of the Merger, the Boards of the Funds considered the operating efficiencies that are expected to result from the combination of the Funds, as measured by the Fund’s annual operating expense ratio excluding leverage. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding Costs of Leverage” for additional information.

(2)	The amounts presented for the Nuveen AMT-Free Municipal Credit Income Fund Pro Forma reflect the estimated impact of the Special Cash Distribution.
(3)

Fees on Preferred Shares for the Funds assume annual dividends paid, annual remarketing fees and amortization of offering costs, and annual liquidity fees, where applicable. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent the Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the net asset value per share, net investment income and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Funds continue to maintain leverage the cost of which is tied to short-term interest rates, the Funds’ interest expenses can be expected to rise in tandem. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses, and your actual expenses may be higher or lower. However, based on the assumptions discussed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$25	$78	$133	$284
Acquiring Fund	$27	$82	$140	$296
Nuveen AMT-Free Municipal Credit Income Fund Pro Forma	$27	$82	$140	$296

Comparative Performance Information

Comparative total return performance for the Funds for the periods ended April 30, 2019:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	8.51%	6.60%	7.26%	10.12%	8.24%	8.15%
Target Fund	7.38%	4.08%	5.07%	9.91%	4.74%	5.11%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

The principal risks of investing in AMTP Shares of the Acquiring Fund are described under the caption “Risk Factors” in the Memorandum accompanying this Proxy Statement as Appendix B. An investment in AMTP Shares of the Target Fund is also generally subject to these principal risks. The risks and special considerations discussed in the Memorandum should be considered by holders of AMTP Shares of the Target Fund in their evaluation of the Merger.

C.	INFORMATION ABOUT THE MERGER

General

The Target Fund’s Board has determined that the Merger would be in the best interests of the Target Fund. As a result of the Merger, the assets of the Funds will be combined, and the shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Boards considered the Merger as part of an ongoing initiative to rationalize the product offerings of Nuveen’s municipal closed-end funds. The Merger is intended to benefit common shareholders of the Target Fund (relative to not pursing the Merger) in a number of ways, including, among other things:

•

The potential for higher common share net earnings, due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses, excluding the cost of leverage, as certain fixed costs are spread over a larger asset base (however, total expenses including leverage are expected to be higher for the combined fund due to differences in the amounts of leverage).

Additionally, if all requisite shareholder approvals of the Target Fund and the Acquiring Fund with respect to the Merger are obtained, the Target Fund Board has authorized a cash distribution in an amount equal to 10% of the assets attributable to common shares of the Fund (the “Special Cash Distribution”). The Special Cash Distribution will be declared and paid following shareholder approval of the Merger and before the closing of the Merger. The Special Cash Distribution will be paid to all common shareholders of record of the Target Fund on the date the Special Cash Distribution is paid. The Target Fund is expected to sell portfolio securities in order to raise cash to fund the Special Cash Distribution to the extent that the Fund does not otherwise hold cash or cash equivalents. See “The Proposal—A. Synopsis—Special Cash Distribution.”

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals, including approvals of the preferred shareholders of each Fund, must be obtained and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if shareholders of the Target Fund approve the Merger and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Proposal or, with respect to the Target Fund, continuing to operate the Target Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Merger, see “The Proposal—C. Information about the Merger—Reasons for the Merger.”

Terms of the Merger

General. The Agreement and Plan of Merger by and among the Acquiring Fund, the Target Fund and the Merger Sub (the “Agreement”), in the form attached as Appendix A to this Proxy

Statement, sets forth the terms of the Merger and provides for (1) the merging of the Target Fund with and into the Merger Sub, with the Merger Sub continuing as the surviving company, (2) the conversion of each issued and outstanding common share of beneficial interest of the Target Fund into newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and (3) the conversion of each issued and outstanding AMTP Share of the Target Fund into a newly issued AMTP Share of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $100,000 per share. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not commence operations prior to the closing of the Merger, except as necessary to facilitate the Merger. The Acquiring Fund will continue to operate after the Merger as a registered closed-end management investment company, with the investment objectives and policies described in this Proxy Statement.

Preferred shareholders of the Target Fund will receive the same number of Acquiring Fund AMTP Shares having substantially similar terms as the outstanding AMTP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Merger. The aggregate liquidation preference of the Acquiring Fund AMTP Shares received in connection with the Merger will equal the aggregate liquidation preference of the corresponding Target Fund AMTP Shares held immediately prior to the closing of the Merger. The AMTP Shares of the Acquiring Fund to be issued in connection with the Merger will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Merger, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. However, the Acquiring Fund has multiple types and series of preferred shares outstanding. As a result of the Merger, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually.

If the conditions to closing the Merger are satisfied or waived, the Merger is expected to take effect on or about November 11, 2019, or such other date as the parties may agree (the “Closing Date”). Following the Merger, the Target Fund will terminate its registration as an investment company under the 1940 Act.

Following the Merger, each preferred shareholder of the Target Fund would own the same number of Acquiring Fund AMTP Shares with the same aggregate liquidation preference as the AMTP Shares of the Target Fund held by such shareholder immediately prior to the closing of the Merger, with substantially similar terms as the outstanding AMTP Shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Merger.

Valuation of Shares. Pursuant to the Agreement, the net asset value per share of the Target Fund and the Acquiring Fund shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties (and approved by the Board of the Target Fund and the Board of the Acquiring Fund).

Acquiring Fund Common Shares to be Issued. At the effective time of the closing (the “Effective Time”), each Target Fund common share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund common shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund divided by the net asset value per share of the Acquiring Fund.

Dividends. Dividends and other distributions on the AMTP Shares issued by the Acquiring Fund will accumulate from the closing date of the Merger. The dividend period for the AMTP Shares issued by the Acquiring Fund generally will be a calendar month and the dividend payment date in respect of each dividend period will be the first Business Day of each calendar month, except for the first Dividend Period, which will commence and end as described in the Memorandum attached as Appendix B to this Proxy Statement.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and authorization of each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement at the Special Meetings, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Merger is subject to the satisfaction or waiver of the following closing conditions, among others: (1) the requisite approval by the shareholders of each Fund of the Proposal and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares, (2) each Fund’s receipt of an opinion substantially to the effect that the Merger of the Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “The Proposal—C. Material Federal Income Tax Consequences of the Merger”), (3) the absence of legal proceedings challenging the Merger, and (4) the Funds’ receipt of certain customary certificates and legal opinions. The Funds are not required under the respective statements of preferences with respect to MFP Shares, VRDP Shares or AMTP Shares to maintain any particular (or particular level of) long-term ratings for such preferred shares, although dividend rates may be adjusted depending on the credit ratings with respect to MFP Shares and AMTP Shares.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by each Fund’s Board. In addition, either Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by the other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Merger

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons,” as defined in the 1940 Act (the “Independent Board Members”), has

determined that the Merger would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of the Merger. At a meeting held on May 21-23, 2019 (the “May Meeting”), each Board approved the Merger and recommended that shareholders of its Fund, as applicable, approve the Merger.

Prior to the May Meeting, including at previous meetings, the Adviser made presentations, and the Boards received a variety of materials, relating to the proposed Merger, including the rationale therefor, the Special Cash Distribution and alternatives considered to the Merger. Prior to approving the Merger, the Independent Board Members of each Board reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in private sessions without management present. Each Board considered a number of principal factors presented at the time of the May Meeting and/or at prior meetings in reaching its determinations, including, as applicable, the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•	the larger asset base of the combined fund as a result of the Merger and the effect of the Merger on fees and expense ratios;

•	the potential for improved secondary market trading with respect to the common shares of the Target Fund;

•	the anticipated federal income tax-free nature of the Merger;

•	the expected costs of the Merger;

•	the terms of the Merger and whether the Merger would dilute the interests of the shareholders of the Funds;

•	the terms of the Special Cash Distribution with respect to the common shares of the Target Fund;

•	the effect of the Merger on shareholder rights;

•	alternatives to the Merger; and

•	any potential benefits of the Merger to the Adviser and its affiliates as a result of the Merger.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that, as municipal funds, the Funds have generally similar investment objectives, policies and risks, but there are material differences. Each Fund seeks to provide current income exempt from regular federal income tax. However, the Target Fund also seeks to provide current income exempt from Connecticut personal income tax. Additionally, the Acquiring Fund seeks to provide current income exempt from the federal alternative minimum tax applicable to individuals. Each Board considered the impact of the Merger on its Fund’s portfolio, including any shifts in sector allocations, credit ratings, state allocations, maturity/duration, yield, and amount and cost of leverage, and observed that the Acquiring Fund was significantly larger than the Target Fund and that each Fund utilizes leverage. Further, in comparison to the Target Fund, the Board of the Target Fund recognized the greater flexibility afforded by the Acquiring Fund’s national mandate and the greater ability of the Acquiring Fund to invest in lower rated securities. The Board of the Target Fund also noted the potential for higher common share net earnings due to, among other things, the Acquiring Fund’s larger exposure to lower rated securities and operating economies from the Acquiring Fund’s greater scale. In addition, the Board of the Acquiring Fund considered that although, due to the significantly greater size of the Acquiring Fund, the impact of the Merger on the Acquiring Fund’s portfolio was expected to be modest in absolute terms, based on information provided by the Adviser, the Acquiring Fund may benefit from the Merger over the long-term as a result of increased investment capital, which would allow the Acquiring Fund to pursue additional investment opportunities. With respect to investment risks, while the principal risks of an investment in each Fund would be similar in certain respects because each Fund invests in municipal securities and other investments the income from which is exempt from regular federal income taxes and employs leverage, the material differences between the Funds’ investment objectives and policies would affect the comparative risk profile. For example, because the Acquiring Fund has a larger exposure than the Target Fund to lower rated securities (as noted above), it is subject to high yield securities risk to a greater degree than the Target Fund.

Consistency of Portfolio Management. Each Fund has the same investment adviser and sub-adviser, but a different portfolio manager, and the portfolio manager of the Acquiring Fund will manage the combined fund upon completion of the Merger. Through the Merger, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have the same investment adviser and sub-adviser.

Larger Asset Base of the Combined Fund; Effect of the Merger on Fees and Expense Ratios. The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Merger). As a result of the anticipated economies of scale from the larger asset size of the combined fund after the Merger, the Board of the Target Fund noted that it was expected that the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund would be lower than those of the Target Fund prior to the closing of the Merger. The Board of the Target Fund also considered the anticipated benefit to the Target Fund from the larger asset size as fixed costs are shared over a larger asset base. Further, the Board of the Acquiring Fund considered that based on information provided by the Adviser, the Acquiring Fund may benefit in the near-term from a modest increase in operating efficiencies. In addition, as each Fund utilizes leverage, the Boards considered the differences in the costs of leverage between the Funds and the impact of the Merger on such costs. In this regard, the Board of the Target Fund took into account the Adviser’s position that the larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities may provide increased portfolio and leverage management flexibility.

Potential for Improved Secondary Market Trading with Respect to the Common Shares of the Target Fund. While it is not possible to predict trading levels following the Merger, the Board of the Target Fund noted that the Merger is being proposed, in part, to seek to enhance the secondary trading market with respect to the common shares of the Target Fund. The Board of the Target Fund considered that, relative to the Target Fund, the combined fund’s greater share volume may result in improved secondary market trading for common shares after the Merger, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Merger will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions). In addition, the Boards considered the impact of the Merger on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Merger. The Boards considered the terms and conditions of the Merger, including the estimated costs associated with the Merger and the allocation of such costs to the Target Fund. Because common shares are valued at net asset value, common shareholders of the Target Fund will bear these costs indirectly. The allocation of the costs of the Merger to the Target Fund is based on the expected benefits of the Merger, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to Target Fund common shareholders following the Merger. The Board of the Target Fund also noted, however, that, assuming the Merger is consummated, the Adviser anticipated that the projected costs of the Merger may be recovered over time for the common shareholders of the Target Fund. Common shareholders of the Acquiring Fund and preferred shareholders of each Fund will not bear any costs of the Merger.

Terms of the Merger and Impact on Shareholders; Special Cash Distribution. The terms of the Merger are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Board of the Target Fund considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Fund’s common shareholders in connection with the Merger. In lieu of such fractional shares, the Target Fund’s common shareholders will receive cash. In addition, the Board of the Target Fund also authorized the payment of the Special Cash Distribution to holders of common shares of the Target Fund if shareholders of both Funds approve the Merger. The Special Cash Distribution would be paid to holders of common shares of the Target Fund following shareholder approval of the Merger and prior to the closing of the Merger.

Preferred shareholders of the Target Fund will receive the same number of Acquiring Fund AMTP Shares having substantially similar terms as the outstanding AMTP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Merger. The aggregate liquidation preference of the Acquiring Fund AMTP Shares received in connection with the Merger will equal the aggregate liquidation preference of the Target Fund AMTP Shares held immediately prior to the closing of the Merger.

In conjunction with the issuance of additional shares of the Acquiring Fund as described above, the Board of the Acquiring Fund considered that such Fund would receive additional assets and liabilities as a result of the Merger.

Effect on Shareholder Rights. The Board of the Target Fund considered that each Fund is organized as a Massachusetts business trust. In this regard, there will be no change to Target Fund shareholder rights under state statutory law.

With respect to holders of preferred shares of the Target Fund, the Board of the Target Fund considered that upon the closing of the Merger, holders of AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Merger, as the AMTP Shares of the Target Fund exchanged therefor. With respect to holders of preferred shares of the Acquiring Fund, the Board of the Acquiring Fund considered that the outstanding MFP Shares and VRDP Shares of the Acquiring Fund and the AMTP Shares to be issued by the Acquiring Fund in the Merger would have equal priority with each other as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Alternatives. The Board of the Target Fund considered various alternatives to the Merger, including the following: (i) keeping the status quo; (ii) liquidating the Target Fund; and (iii) merging the Target Fund into an open-end fund. In considering the status quo, the Board of the Target Fund took into account, among other things, the Adviser’s view that such alternative would not be likely to help the Target Fund improve its secondary market trading relative to net asset value over time. In considering liquidation, the Board of the Target Fund took into account, among other things, that such alternative would be a taxable event and could be potentially disruptive to long-term shareholders. Finally, in considering the merger of the Target Fund into an open-end fund, the Board of the Target Fund considered, among other things, the Adviser’s view that such alternative may not be in the best interests of long-term closed-end fund shareholders seeking leveraged municipal exposure, may result in lower income for shareholders and could result in tax liabilities from portfolio transactions to eliminate leverage and meet redemptions post-merger.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Merger may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board, including the Independent Board Members, approved the Merger, concluding that the Merger is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the Merger.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of June 30, 2019. The table reflects pro forma exchange ratios of approximately 0.75971093 common shares of the Acquiring Fund issued for each common share of the Target Fund. If the Merger is consummated, the actual exchange ratios may vary.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Nuveen AMT-Free Municipal Credit Income Fund Pro Forma(1)
Series A MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	$—	$205,400,000	$—	$205,400,000
Series B MFP Shares, $1,000 stated value per share, at liquidation value	$—	$200,000,000	$—	$200,000,000
Series 1 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$179,000,000	$—	$179,000,000
Series 2 VRDP Shares, $100,000 stated value per share, at liquidation value	$—	$385,400,000	$—	$385,400,000

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Nuveen AMT-Free Municipal Credit Income Fund Pro Forma(1)
Series 4 VRDP Shares, $100,000 stated value per share, at liquidation value	$—	$180,000,000	$—		$180,000,000
Series 5 VRDP Shares, $100,000 stated value per share, at liquidation value	$—	$340,500,000	$—		$340,500,000
Series 6 VRDP Shares, $100,000 stated value per share, at liquidation value	$—	$326,700,000	$—		$326,700,000
Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$112,000,000	$—	$—		$112,000,000
Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 14,328,976 shares outstanding for the Target Fund, 202,552,895 shares outstanding for the Acquiring Fund, and 213,438,758 for the Nuveen AMT-Free Municipal Credit Income Fund Pro Forma	$143,290	$2,025,529	$(34,431)	(2)	$2,134,388
Paid-in surplus	198,159,359	2,682,702,437	(15,098,336)	(3)(4)	2,865,763,460
Total distributable earnings	5,802,775	723,517,178	(5,802,775)	(4)	723,517,178

Net assets applicable to common shares	$204,105,424	$3,408,245,144	$(20,935,542)		$3,591,415,026

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$14.24	$16.83	$—		$16.83
Authorized shares:
Common	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if the Merger was effective as of June 30, 2019, and are presented for informational purposes only. The actual Closing Date of the Merger is expected to be on or about November 11, 2019, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)

Assumes the issuance of 10,885,863 Acquiring Fund common shares in connection with the Merger. These numbers are based on the net asset value of the Acquiring Fund and Target Fund as of June 30, 2019, adjusted for estimated Merger costs and the effect of distributions, where applicable.

(3)	Includes the impact of estimated total Merger costs of $525,000, which will be borne by the Target Fund.
(4)	Assumes the Target Fund makes a cash distribution of $20,410,542 related to the Special Cash Distribution.

Expenses Associated with the Merger

Preferred shareholders will not bear any costs of the Merger, however the Target Fund and indirectly its common shareholders will bear the costs of the Merger. The costs of the Merger (whether or not consummated) will be allocated to the Target Fund based on the expected benefits of the Merger, as described in the second paragraph under “The Proposal—C. Information About the Merger—General” above. In evaluating the Merger, management of the Funds estimated the amount of expenses the Target Fund would incur to be approximately $525,000 (0.27% of average net assets attributable to common shares for the six months ended April 30, 2019), which includes additional stock exchange listing fees, Securities and Exchange Commission (“SEC”) registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. If the Merger is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Target Fund and indirectly its common shareholders will still bear the costs of the Merger. Shareholders of the Target Fund who receive Acquiring Fund shares in the Merger will not be charged a sales load with respect to such Acquiring Fund shares.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of each Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Merger.

Material Federal Income Tax Consequences of the Merger

As a condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Merger substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

2.

No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

4.

No gain or loss should be recognized by the Target Fund shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) should be the same as the aggregate basis of the Target Fund shares converted into such Acquiring Fund common shares.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will include the period during which the Target Fund shares that were converted into Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the merger.

7.	The basis of the assets of the Target Fund received by the Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the merger.

8.	The holding period of the assets of the Target Fund received by the Merger Sub will include the period during which those assets were held by the Target Fund.

The opinion addressing the federal income tax consequences of the Merger described above will rely on the assumption that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. In that regard, Stradley, Ronon, Stevens & Young, LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund AMTP Shares received in the Merger by the holders of preferred shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Merger, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Merger could differ significantly from those described in this Proxy Statement.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) or any state, local or non-U.S. tax issues of any kind.

The Target Fund and the Acquiring Fund intend to treat the Special Cash Distribution as a distribution by the Target Fund to the Target Fund common shareholders for federal income tax purposes. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Target Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, net capital gain and ordinary income) based on each class’ proportionate share of the total dividends paid by the Fund with respect to that year. As a result, the Special Cash Distribution may affect the amounts of the Target Fund’s exempt interest, net capital gain and ordinary income that are allocated to distributions on the Target Fund’s preferred and common shares. In addition, although the current and accumulated earnings and profits of the Target Fund available to be allocated to the Special Cash Distribution will not be known until after the Closing, the Target Fund expects that the Special Cash Distribution will result in the total distributions paid to Target Fund common and preferred shareholders with respect to the Target Fund’s taxable year ending on the Closing Date to exceed the Target Fund’s current accumulated earnings and profits as of the end of such year determined without regard to such distributions. This may result in a larger portion of the distributions received by both preferred and common shareholders being treated as a return of capital for federal income tax purposes or, to the extent they exceed the shareholder’s basis, as capital gain to shareholders who hold their shares as capital assets.

Notwithstanding the Funds’ intended treatment of the Special Cash Distribution, the federal income tax treatment of the Special Cash Distribution is not free from doubt. Because of the relationship between the Special Cash Distribution and the Merger, the Special Cash Distribution could be treated as additional cash consideration in the Merger received by the Target Fund’s common shareholders. In such case, both the Acquiring Fund common shares and the Special Cash Distribution would be treated as received in exchange for Target Fund common shares in a transaction qualifying as a reorganization for federal income tax purposes.

In addition to the Special Cash Distribution, prior to the closing of the Merger, the Target Fund will declare a distribution to its common shareholders, which, together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code), if any, through the Closing Date of the Merger. Since the Target Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund with respect to the year, such distribution may affect the federal income tax characterization of distributions received by preferred shareholders during the current taxable year. If the Target Fund sells portfolio securities prior to the Merger, including any sales of securities that generate income subject to the federal alternative minimum tax applicable to individuals or to fund the Special Cash Distribution, the Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Fund. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary.

After the Merger, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income tax, than they would have had the Merger not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Funds at the time of the Merger.

As of October 31, 2018, the Acquiring Fund’s tax year end, the Acquiring Fund did not have any unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any.

As of May 31, 2018, the Target Fund’s tax year end, the Target Fund had an unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any. The capital loss carryforward is not subject to expiration.

Not subject to expiration:
Short-Term	$2,681,405
Long-Term	6,537,115

$9,218,520

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by the Acquiring Fund. Any gain the Acquiring Fund realizes after the Merger, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Merger, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Merger). As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. The foregoing description of the federal income tax consequences of the Merger is also made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers regarding the specific consequences to them of the Merger, including the federal, state, local and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

The Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding preferred shares entitled to vote on the matter, voting separately. The Merger also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting together as a single class. Holders of preferred shares of the Acquiring Fund and common shareholders of the Target Fund are being solicited separately on the foregoing Proposal through a separate joint proxy statement/prospectus and not through this Proxy Statement.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Merger. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (1) the broker or nominee does not have discretionary voting power and (2) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals, including approvals of the preferred shareholders of each Fund, must be obtained and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if shareholders of the Target Fund approve the Merger and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.

Each series of preferred shares (with the exception of Series B MFP Shares of the Acquiring Fund) was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a series of the Fund’s outstanding preferred shares, one or more shareholder approvals required for the Merger may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. Additionally, because of the smaller liquidation preference of each Series B MFP Share, holders of Series B MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Proposal; there is no guarantee that such shareholders will approve the Merger over which they may exercise effective disposition power. If the Merger is not consummated, each Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Proposal or continuing to operate the Target Fund as a stand-alone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of the Target Fund’s declaration of trust, and each contains, among other things, similar super-majority voting provisions (which are described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws”). The full text of each Fund’s declaration of trust is on file with the SEC and may be obtained as described on page 47.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Merger is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the per share net asset value of the Target Fund, in each case as of the Valuation Time. The value of a Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Merger will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Description of Massachusetts Business Trusts.”

Distributions

So long as preferred shares are outstanding, including the AMTP Shares, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Description of AMTP Shares to Be Issued by the Acquiring Fund

The terms of the AMTP Shares of the Acquiring Fund to be issued pursuant to the Merger (the “New AMTP Shares”) will be substantially similar, as of the time of the closing of the Merger, to the outstanding AMTP Shares of the Target Fund. The aggregate liquidation preference of the New AMTP Shares received in the Merger will equal the aggregate liquidation preference of the Target Fund AMTP Shares held immediately prior to the closing of the Merger. A full description of New AMTP Shares is set forth in the Memorandum attached as Appendix B to this Proxy Statement.

Summary Description of Massachusetts Business Trusts

Each Fund is a Massachusetts business trust. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund that has not been approved by the Board, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Merger.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Fund

General

The Funds have similar investment objectives, but there are material differences. The investment objectives of the Acquiring Fund are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Target Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income tax and Connecticut personal income tax, consistent with the Target Fund’s investment policies. The Target Fund’s secondary investment objective is the enhancement of portfolio value relative to the Connecticut municipal bond market through investments in tax-exempt Connecticut municipal obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental investment policy, under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets (as defined above) in municipal securities and other related investments the income from which is exempt from regular federal income tax. As a non-fundamental policy, under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets (as defined above) and at least 80% of its Assets in municipal securities and other related investments, the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a fundamental investment policy, under normal circumstances, the Target Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Connecticut income taxes.

The Funds have different non-fundamental portfolio credit quality investment policies. Under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade or unrated securities judged to be of comparable quality by the Sub-Adviser. However, under normal circumstances, the Target Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. The Target Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser. No more than 10% of the Target Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser.

The Funds’ investment objectives and policy to invest, under normal circumstances, at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax and, in the case of the Target Fund only, exempt from Connecticut income tax, are fundamental investment policies of the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy or (2) more than 50% of the shares, whichever is less.

Investment Policies

The Acquiring Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix B to the Memorandum attached as Appendix B to Proxy Statement.

The Acquiring Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s second investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Acquiring Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Acquiring Fund will generally result in the distribution of taxable capital gains to common shareholders.

The Acquiring Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objectives during such periods. The Acquiring Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of April 30, 2019, the effective maturity of the portfolio of the Acquiring Fund was 22.35 years.

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Acquiring Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are bonds that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry. See “Risk Factors—Special Risks Related to Certain Municipal Securities” in the Memorandum attached as Appendix B to this Proxy Statement.

The Acquiring Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions, in an amount not exceeding one-third of the Acquiring Fund’s total assets (including the amount borrowed) less the Acquiring Fund’s liabilities (other than borrowings). Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Acquiring Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Acquiring Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of dividends payable to Fund shareholders being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals, and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year.

Portfolio Investments

Municipal Securities

General. The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation. The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local tax in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities. The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed-delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General. The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Zero Coupon Bonds

The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Acquiring Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

The Target Fund’s Board recommends that shareholders vote FOR the approval of the Merger.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Annual Expenses Excluding Costs of Leverage

Based on information provided by the Adviser, the Target Fund Board considered that the operating expense of the combined fund following the Merger, excluding leverage, would be lower than the annual operating expense ratio of the Target Fund. The annual operating expense ratio of the Target Fund, the Fund and the combined fund following the Merger for the six months ended April 30, 2019 (annualized) based on the assumptions set forth in “Comparative Fee Table” are as follows:

	Target Fund	Acquiring Fund	Nuveen AMT-Free Municipal Credit Income Fund Pro Forma
Operating Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.98%	0.99%	0.99%
Other Expenses	0.10%	0.05%	0.05%

Total Operating Expenses	1.08%	1.04%	1.04%

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum attached as Appendix B to this Proxy Statement for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s declaration of trust and by-laws.

Repurchase of Common Shares; Conversion to Open-End Fund

Please see “Repurchase of Fund Shares; Conversion to Open-End Fund” in the Memorandum attached as Appendix B to this Proxy Statement.

Description of Outstanding Acquiring Fund MFP Shares

The Acquiring Fund currently has outstanding the following series of MFP Shares (the “Outstanding MFP Shares”), which will remain outstanding following the completion of the Merger:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Term Redemption Date
Series A MFP Shares	2,054	$0.01	$100,000	January 2018	January 3, 2028
Series B MFP Shares	200,000	$0.01	$1,000	March 2019	March 1, 2029

The Series A MFP Shares were issued to a qualified institutional buyer through a private transaction exempt from registration under the Securities Act. The Series B MFP Shares were issued in a public offering registered under the Securities Act.

The Series A MFP Shares were issued in the “Variable Rate Mode—Adjustable Rate” (the “VR Mode”), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. So long as the Series A MFP Shares are in the VR Mode, the Acquiring Fund and

the beneficial owner or owners of the Series A MFP Shares may agree from time to time to adjust the dividend rate and other economic terms. The Series B MFP Shares were issued in the “Variable Rate Remarketed Mode” (the “VRR Mode”), in which the dividend generally is a clearing rate determined each business day by a remarketing agent appointed by the Acquiring Fund. Beneficial owners of Series B MFP Shares generally may on any business day tender their Series B MFP Shares to the remarketing agent, which has agreed to use its best efforts to remarket in seven days any tendered Series B MFP Shares. In the event of a failed remarketing, the dividend rate will step up, and the Acquiring Fund will redeem all outstanding Series B MFP Shares 365 days after the failed remarketing tender date, subject to a prior successful remarketing by the remarketing agent of all outstanding Series B MFP Shares or the successful transition by the Acquiring Fund of Series B MFP Shares to a new mode.

The Acquiring Fund established the term of both the VR Mode for the Series A MFP Shares and the VRR Mode for the Series B MFP Shares as ending on their respective Term Redemption Dates, subject to earlier redemption, repurchase or transition to a new mode by the Acquiring Fund. Under the statements establishing and fixing the rights and preferences of the Outstanding MFP Shares, as supplemented (the “Statements”), the Acquiring Fund may terminate the VR Mode or VRR Mode early and transition the applicable MFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the MFP Shares set forth in such Statements may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of Outstanding MFP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the Outstanding MFP Shares of such series payable on the dividend payment dates with respect to the Outstanding MFP Shares of such series. Holders of Outstanding MFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding MFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Outstanding MFP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Outstanding MFP Shares on the Term Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000 or, in the case of Series B MFP Shares, $1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. In addition, as described above, the Acquiring Fund will be obligated to redeem all outstanding Series B MFP Shares 365 days after a failed remarketing tender date, subject to a prior successful remarketing by the remarketing agent of all outstanding Series B MFP Shares or the successful transition by the Acquiring Fund of Series B MFP Shares to a new mode. Outstanding MFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statements, or as otherwise required by applicable law, (i) each holder of Outstanding MFP Shares is entitled to one vote for each Outstanding MFP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of Outstanding MFP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Outstanding MFP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding MFP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Outstanding MFP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding MFP Shares or holders of Outstanding MFP Shares. In addition, holders of Series A MFP Shares have certain consent rights under the purchase agreement for the Series A MFP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of Outstanding MFP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding MFP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The Outstanding MFP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Outstanding MFP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with the other preferred shares of the Acquiring Fund, including the other series of Outstanding MFP Shares, VRDP Shares and the New AMTP Shares.

Description of Outstanding Acquiring Fund VRDP Shares

The Acquiring Fund currently has outstanding the following series of VRDP Shares (the “Outstanding VRDP Shares”), each offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act, which will remain outstanding following the completion of the Merger:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Mandatory Redemption Date
Series 1 VRDP Shares	1,790	$0.01	$100,000	December 2013	December 1, 2043
Series 2 VRDP Shares	3,854	$0.01	$100,000	April 2016	December 1, 2040
Series 4 VRDP Shares	1,800	$0.01	$100,000	June 2016	June 1, 2046
Series 5 VRDP Shares	3,405	$0.01	$100,000	November 2016	December 1, 2040
Series 6 VRDP Shares	3,267	$0.01	$100,000	November 2016	December 1, 2040

Under the statements establishing and fixing the rights and preferences of the Outstanding VRDP Shares (the “Statements”), the Outstanding VRDP Shares of each series pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Outstanding VRDP Shares of each series have the right to give notice on any business day to tender the securities for remarketing in seven days. The Outstanding VRDP Shares of each series are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Outstanding VRDP Shares of the applicable series.

The Outstanding VRDP Shares of each series have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Outstanding VRDP Shares of each series requires the applicable liquidity provider to purchase from holders all Outstanding VRDP Shares of such series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all Outstanding VRDP Shares of the applicable series prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Outstanding VRDP Shares of each series to purchase the Outstanding VRDP Shares of such series pursuant to the purchase agreement for such series runs to the benefit of the holders of the Outstanding VRDP Shares of such series and is unconditional and irrevocable, and as such the short-term ratings assigned to the Outstanding VRDP Shares of each series are directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider for the Outstanding VRDP Shares of each series entered into a purchase agreement with respect to the Outstanding VRDP Shares of such series, subject to periodic extension by agreement with the Acquiring Fund.

Dividends

The holders of Outstanding VRDP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the Outstanding VRDP Shares of such series payable on the dividend payment dates with respect to the Outstanding VRDP Shares of such series. Holders of Outstanding VRDP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding VRDP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage. The amount of dividends per Outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

Redemption

The Outstanding VRDP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Outstanding VRDP Shares on the Mandatory Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the Statement for the Outstanding VRDP Shares of each series and the fee agreement with the liquidity provider for such series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum VRDP asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider for the Outstanding VRDP Shares of the applicable series, and such failure is not cured by the applicable cure date. Outstanding VRDP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statements, or as otherwise required by applicable law, (i) each holder of Outstanding VRDP Shares is entitled to one vote for each Outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of Outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VRDP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Outstanding VRDP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VRDP Shares or holders of Outstanding VRDP Shares of the applicable series. Holders of Outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The Outstanding VRDP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Outstanding VRDP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with the other preferred shares of the Acquiring Fund, including the MFP Shares, the other series of Outstanding VRDP Shares and the New AMTP Shares.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent of the Funds

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286 acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to the Acquiring Fund’s MFP Shares and VRDP Shares.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should consult their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Merger occurs) as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. Because the Target Fund has also elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, the following discussion of certain federal income tax matters associated with an investment in the Acquiring Fund generally applies to the Target Fund, with respect to an investment in the Target Fund.

The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Pursuant to its non-fundamental investment policy, the Acquiring Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities.

For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gains and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

With respect to the preferred shares of the Acquiring Fund issued in the Merger, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Merger, including that the Merger will qualify as a tax-free reorganization under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Merger, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties.

Independent Registered Public Accounting Firm

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Reports for the fiscal year ended October 31, 2018 and May 31, 2018, respectively, and the Target Fund’s unaudited Semi-Annual Report for the six-month semi-annual period ended November 30, 2018 are incorporated herein. The Acquiring Fund’s financial statements as of and for the 2018, 2017, 2016, 2015 and 2014 fiscal years have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon. The Target Fund’s financial statements as of and for the 2018, 2017, 2016 and 2015 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Fund

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of each Fund as of June 25, 2019.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund
Common shares	Unlimited	—	202,552,895
Preferred shares	Unlimited	—	2,054 (Series A MFP)
			200,000 (Series B MFP)
			1,790 (Series 1 VRDP)
			3,854 (Series 2 VRDP)
			1,800 (Series 4 VRDP)
			3,405 (Series 5 VRDP)
			3,267 (Series 6 VRDP)
Target Fund
Common shares	Unlimited	—	14,328,976
Preferred shares	Unlimited	—	1,120 (Series 2028 AMTP)

The common shares of the Acquiring Fund are listed and trade on the NYSE under the ticker symbol NVG. The common shares of the Target Fund are listed and trade on the NYSE under the ticker symbols NTC. None of the preferred shares of the Funds are listed on any exchange.

Shareholders of the Acquiring Fund and the Target Fund

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of May 31, 2019:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Target Fund	Family of Investment Companies(1)
Margo L. Cook	None	None	over $100,000
Jack B. Evans	None	None	over $100,000
William C. Hunter	None	None	over $100,000
Albin F. Moschner	None	None	over $100,000
John K. Nelson	None	None	over $100,000
Judith M. Stockdale	None	None	over $100,000
Carole E. Stone	None	None	over $100,000
Terence J. Toth	None	None	over $100,000
Margaret L. Wolff	None	None	over $100,000
Robert L. Young	None	None	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

As of July 10, 2019, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before July 10, 2019. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of June 25, 2019 for each Fund.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Target Fund— Common Shares	Bulldog Investors, LLC 250 Pehle Avenue, Suite 708 Saddle Brook, New Jersey 07663	796,077	5.56%	0.31%	N/A

	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor, New York, New York 10174	970,231	6.75%	0.38%	N/A
Series 2028 AMTP Shares	Wells Fargo Municipal Capital Strategies, LLC 375 Park Avenue New York, New York 10152	1,120	100%	100%	0.52%

As of July 10, 2019, the Acquiring Fund is not aware of any shareholders holding more than 5% of its common shares. Further, the Target Fund is aware of any person who, as of July 10, 2019, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Acquiring Fund VRDP Shares of certain series are designed to be eligible for purchase by money market funds and other short duration investors. Information with respect to aggregate holdings of these VRDP Shares associated with fund complexes identified by the remarketing agents as holding greater than 5% of the outstanding VRDP Shares of the Acquiring Fund, including the number of VRDP Shares associated with the fund complex and percentage of total outstanding, is as follows: Series 1: Vanguard (1,040 shares (58.10%)), JP Morgan (350 shares (19.55%)), BlackRock (160 shares (8.94%)), MS Asset Management (240 shares (13.41%)); Series 2: Vanguard (2,640 shares (68.50%)), Federated (1,214 shares (31.50%)); Series 4: Vanguard (500 shares (27.78%)); Series 5: Vanguard (1,935 shares (56.83%)), JP Morgan (1,470 shares (43.17%)); Series 6: Vanguard (1,934 shares (59.20%)), JP Morgan (1,333 shares (40.80%)). Based on information provided by the remarketing agent for the Series 4 VRDP Shares of the Acquiring Fund, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of the Acquiring Fund, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of the Acquiring Fund.

Acquiring Fund MFP Shares are designed to be eligible for purchase by institutional investors. Information with respect to aggregate holdings of these MFP Shares associated with fund complexes identified by the remarketing agents as holding greater than 5% of the outstanding MFP Shares of the Acquiring Fund, including the number of MFP Shares associated with the fund complex and percentage of total outstanding, is as follows: Series A: Wells Fargo Bank, N.A. (2,054 shares (100.00%)); Series B: Vanguard (57,855 shares (28.93%)), Bel Air Investment Advisors (56,445 shares (28.22%)), MacKay Shields (50,000 shares (25.00%)), Federated (15,000 shares (7.50%)), BMO (10,700 shares (5.35%)), Wells Capital (10,000 shares (5.00%)).

Expenses of Proxy Solicitation

Preferred shareholders will not bear any costs of the Merger. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be borne indirectly by the common shareholders of the Target Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or Computershare Fund Services, or by dealers and their representatives.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

The Target Fund held its 2019 annual meeting of shareholders on April 10, 2019. If the Merger is approved and consummated, the Target Fund will cease to exist and will not hold its 2020 annual meeting of shareholders. If the Merger is not approved or is not consummated, the Target Fund expects to hold its 2020 annual meeting of shareholders in April 2020.

To be considered for presentation at the 2020 annual meeting of shareholders for the Target Fund, a shareholder proposal (including the nomination of an individual for election as a Board Member) submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 4, 2020. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund no later than May 18, 2020. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Copies of the by-laws of the Target Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Target Fund will also furnish, without charge, a copy of its by-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

Shareholder Communications

Fund shareholders who want to communicate with the Board of its Fund, its Fund or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Target Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the applicable Independent Chairman and the outside counsel to the applicable Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Acquiring Fund is October 31. The fiscal year end for the Target Fund is May 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following such Funds’ fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Funds at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 23, 2019:

The Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact each Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of each Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents in the future or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact their Fund at the address and phone number set forth above.

Other Information

Management of the Target Fund does not intend to present and does not have reason to believe that others will present any items of business at the Special Meeting, except as described in this Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of the Target Fund entitled to be present and to vote at the Special Meeting will be available at the offices of the Target Fund, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Target Fund during regular business hours for ten days prior to the date of the Special Meeting.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Special Meeting if there are present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting. Therefore, whether you instruct a vote for or against the Merger or instruct the proxy to abstain from voting on the Merger, those persons will be authorized, to vote in favor of an adjournment if sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting. In determining whether to adjourn a Meeting, the following factors may be considered by the proxies, among others: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; and the nature of any further solicitation.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the Proposal. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the Proposal. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [•] day of July, 2019 by and among Nuveen AMT-Free Municipal Credit Income Fund, a Massachusetts business trust (the “Acquiring Fund”), Nuveen Connecticut Quality Municipal Income Fund, a Massachusetts business trust (the “Target Fund”), and NAMCIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund each may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For the Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of common shares of beneficial interest of the Target Fund (“Target Fund Common Shares”), newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and (ii) with respect to holders of Adjustable Rate MuniFund Term Preferred Shares of the Target Fund (“Target Fund AMTP Shares” and together with the Target Fund Common Shares, the “Target Fund Shares”), newly issued Adjustable Rate MuniFund Term Preferred Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund AMTP Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Merger, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Merger is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1        MERGER.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Section 2 of Chapter 182 of the Massachusetts General Laws (“M.G.L.”) and Section 59 of M.G.L. Chapter 156C, at the Effective Time (as defined in Section 3.1), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with such laws and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the Commonwealth of Massachusetts.

(a)        At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)        Each Target Fund Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2);

(ii)        Each Target Fund AMTP Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the same number of Acquiring Fund AMTP Shares having (a) substantially similar terms to such Target Fund AMTP Shares as of the Closing Date (as defined in Section 3.1), (b) equal priority with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund, and (c) along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund; and

(iii)        The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)        The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c)        At the Effective Time, the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d)        The Acquiring Fund will issue Acquiring Fund Shares to shareholders of the Target Fund upon the conversion of Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on (i) with respect to holders of Target Fund Common Shares, their holdings of Target Fund Common Shares as of immediately prior to the Effective Time, and (ii) with respect to holders of Target Fund AMTP Shares, the number of Target Fund AMTP Shares held by such shareholder immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(e)        Upon the terms and subject to the conditions of this Agreement, the parties shall cause the filing of one or more certificates of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with the laws of the Commonwealth of Massachusetts.

(f)        The Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at the Closing (as defined in Section 3.1), when the Target Fund’s assets are aggregated with the Acquiring Fund’s assets, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2        DISSOLUTION, LIQUIDATION AND TERMINATION.    As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing Target Fund AMTP Shares up to and including the day before the Closing

Date and then cease to accumulate, and dividends on the Acquiring Fund AMTP Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), the Target Fund shall declare all accumulated but unpaid dividends on its Target Fund AMTP Shares up to and including the day before the Closing Date. Such dividends shall be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund AMTP Shares to the holders entitled thereto. Prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of the accumulated but unpaid dividends on its Target Fund AMTP Shares to be held solely for the benefit of the holder(s) of such Target Fund AMTP Shares as of the record date for such dividend.

1.5        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s common shares or preferred shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.7        BOOKS AND RECORDS.    The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF SHARES.    The net asset value per share of the Target Fund Common Shares and the net asset value per share of the Acquiring Fund Common Shares shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.2        COMMON SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Common Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of a Target Fund Common Share divided by the net asset value per share of an Acquiring Fund Common Share, each as determined as of the Valuation Time in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund Shareholders in the Merger (including any fractional share interests to which they would be entitled)

will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Common Shares held by Target Fund Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the net asset value per share of the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of the Funds are listed or another exchange on which the portfolio securities of the Funds are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of the Funds are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.4        COMPUTATIONS OF NET ASSET VALUE.    All computations of net asset value in this Article II shall be made by or under the direction of the Funds’ fund accounting agent, State Street Bank and Trust Company, in accordance with its regular practice as the accounting agent of the Funds, subject to Section 2.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to both Funds and the Merger Sub in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) shall occur on November 11, 2019, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date (the “Effective Time”). The Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund Parties at the Closing.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of Target Fund Common Shares and Target Fund AMTP Shares and the number and percentage ownership of outstanding Target Fund Common Shares and Target Fund AMTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares (“Target Fund AMTP Statement”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund Parties. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of May 31, 2018, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of May 31, 2018, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Target Fund as of November 30, 2018, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of November 30, 2018, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund Parties of all material liabilities, contingent or otherwise, incurred by it subsequent to November 30, 2018 whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        The authorized capital of the Target Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the

Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares other than Target Fund AMTP Shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and as of the Closing, any written information furnished by the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)        For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND PARTIES.    Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, any Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares (each, an “Acquiring Fund MFP Statement”) or any Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (each, an “Acquiring Fund VRDP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Acquiring Fund as of October 31, 2018 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2018, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)        The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2019, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2019, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known liabilities, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares other than as set forth in the capitalization table in the Proxy Statement/Prospectus; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(k)        The execution, delivery and the performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m)        The information to be furnished by the Acquiring Fund and the Merger Sub for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and as of the Closing, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(p)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(q)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(r)        All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s)        Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(t)        All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f) and 8.5, the Acquiring Fund and the Target Fund will each operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes and any special distribution described in the Proxy Statement/Prospectus (as defined in Section 5.5).

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and the Target Fund will call meetings of their respective shareholders to consider and act upon the proposal required to effect the provisions of this Agreement, as applicable, and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Shareholders (the “Registration Statement”), and a proxy statement relating to the Acquiring Fund AMTP Shares to be issued to holders of the Target Fund AMTP Shares (the “AMTP Proxy Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement (the “Proxy Statement/Prospectus”). The Registration Statement and the AMTP Proxy Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each Fund will provide the other Fund with the materials and information necessary to prepare the Registration Statement, including the proxy statements and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TAX STATUS OF MERGER.    The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.9.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1        All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund Parties a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund Parties and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund Parties shall reasonably request.

7.2        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4        The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5        Unless otherwise directed by the Adviser, all contracts of the Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common and preferred shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust, By-Laws and Target Fund AMTP Statement. In addition, this Agreement and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws, each Acquiring Fund MFP Statement and each Acquiring Fund VRDP Statement. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends with respect to its common shares that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of the Target Fund Common Shareholders as of the record date for such dividend or dividends. The Target Fund shall not have any rights with respect to, or interest in, the assets held in the escrow account.

8.6        A Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.7        The Target Fund shall have received an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, as described in the definitive Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement and that the requisite approval of the Acquiring Fund Shareholders has been obtained in accordance with this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or the laws of the Commonwealth of Massachusetts.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g)        The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, any Acquiring Fund MFP Statement or any Acquiring Fund VRDP Statement (assuming the requisite approval of the Acquiring Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws, each Acquiring Fund MFP Statement and each Acquiring Fund VRDP Statement) or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8        The Acquiring Fund shall have received an opinion from Vedder Price P.C., special counsel to the Target Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, in each case as described in the definitive Proxy Statement/Prospectus.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, the Target Fund has the power as a Massachusetts business trust to merge with and into the Merger Sub as contemplated by this Agreement.

(e)        The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust, By-Laws or Target Fund AMTP Statement (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and AMTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9    The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)        No gain or loss should be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) should be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) in the merger will include the period during which the Target Fund Shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund Shares are held as capital assets at the time of the merger.

(f)        The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and the Merger Sub. The Target Fund and the

Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.9. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund AMTP Shares as equity for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion delivered to the Acquiring Fund by Stradley, Ronon, Stevens & Young, LLP with respect to such issue.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be allocated between the Funds pro-rata based on the projected relative benefits to each Fund during the average shareholder holding period for the Fund, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each party subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund and the Acquiring Fund called pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Fund’s shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of

Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board and the Target Fund Board and signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

NAMCIF MERGER SUB, LLC

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

Schedule 7.5

Amended and Restated Master Custodian Agreement between the Target Fund and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between the Target Fund and Nuveen Fund Advisors, LLC dated April 11, 2016

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of April 11, 2016

Transfer Agency and Service Agreement by and between the Target Fund and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

APPENDIX B

CONFIDENTIAL INFORMATION MEMORANDUM

Copy No.

Strictly Confidential

$112,000,000

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

1,120 SHARES SERIES 2028

LIQUIDATION PREFERENCE $100,000 PER SHARE

This Information Memorandum is provided for information purposes in connection with the issuance of 1,120 Adjustable Rate MuniFund Term Preferred Shares Series 2028, par value $0.01 per share, with a liquidation preference of $100,000 per share (the “New AMTP Shares”), of Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”) in connection with the proposed combination of Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) and the Fund (the “Merger”).

This Information Memorandum is being provided exclusively to holders of Adjustable Rate MuniFund Term Preferred Shares, Series 2028 of the Target Fund (the “Target Fund AMTP Shares”) as of June 25, 2019. At the closing of the Merger, the Target Fund will be merged with and into NAMCIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of the Fund (“Merger Sub”), with shares of the Target Fund being converted into newly issued common shares of the Fund and all issued and outstanding Target Fund AMTP Shares being converted into New AMTP Shares. The Target Fund will then be liquidated, dissolved and terminated in accordance with applicable law. Holders of Target Fund AMTP Shares will receive, on a one-for-one basis, New AMTP Shares for their Target Fund AMTP Shares held immediately prior to the Merger.

The terms of the New AMTP Shares to be issued in the Merger will be substantially similar as of the time of the closing of the Merger to the outstanding Target Fund AMTP Shares for which they will be exchanged. The preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New AMTP Shares are set forth in the Fund’s Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares and the Appendix thereto, attached hereto as Appendix A and incorporated herein by reference (the “Statement”). Certain representations will be set forth in a Purchase Agreement between the Fund and the initial holder of the New AMTP Shares (the “Purchase Agreement”). Each prospective holder of the New AMTP Shares is strongly cautioned to review the Statement and the Purchase Agreement in their entirety for a complete description of all terms applicable to the New AMTP Shares. The summary description of the New AMTP Shares set forth below does not purport to be a complete description of all terms applicable to the New AMTP Shares.

Investing in New AMTP Shares involves risks. See “Risk Factors” beginning on page B-21.

The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the securities are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to transfer restrictions. See “Notice to Investors” and “Plan of Offering.”

Any capitalized terms used but not defined herein shall have the meaning given in the Statement attached hereto as Appendix A.

Book-Entry Only. It is expected that the New AMTP Shares will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company (“DTC”), on or about the closing date of the Merger.

The date of this Information Memorandum is [•], 2019.

The following is a summary of certain key terms applicable to the New AMTP Shares. The preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption, of the New AMTP Shares are set forth in the Statement, a form of which is attached hereto as Appendix A. The summary description of the New AMTP Shares set forth below does not purport to be a complete description of all terms applicable to the New AMTP Shares and is qualified in all respects by the Statement.

The Fund. The Fund is a diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued. There is no assurance that the Fund will achieve its investment objectives.

New AMTP Shares. The terms of the New AMTP Shares to be issued pursuant to the Merger will be substantially similar, as of the time of closing of the Merger, to the terms of the outstanding Target Fund AMTP Shares for which they are exchanged, including the same:

•	dividend rate and dividend rate determination method, including applicable spread adjustments, and dividend amount adjustment provisions;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights; and

•	information delivery requirements.

However, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New AMTP Shares will not include a provision, currently applicable to the Target Fund AMTP Shares, that generally would require an additional payment to holders subject to Connecticut income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Connecticut income taxation (in addition to federal income taxation).

As of June 25, 2019, the Fund had outstanding (i) 202,054 MuniFund Preferred Shares in two series (the “Outstanding MFP Shares”) and (ii) 14,116 Variable Rate Demand Preferred Shares in five series (the “Outstanding VRDP Shares”). The New AMTP Shares will have equal priority with the Fund’s other preferred shares outstanding from time to time, including the Outstanding MFP Shares and Outstanding VRDP Shares, with respect to the payment of dividends by the Fund and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Dividend Amount. Dividends and other distributions on the New AMTP Shares shall accumulate from the Date of Original Issue. The amount of dividends per share payable on New AMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The Dividend Amount for each day in the Rate Period for the New AMTP Shares shall be equal to the product of: (a) the SIFMA Index Rate plus the Dividend Spread in effect for such day, divided by the actual number of days in the year (365 or 366) in which such day occurs, and (b) the Liquidation Preference for the New AMTP Shares. Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward. The Dividend Amount shall in no circumstances exceed the Maximum Amount. The “Maximum Amount” is calculated as the product of the Liquidation Preference multiplied by 15%, divided by the actual number of days in the year (365 or 366). The Dividend Spread for such New AMTP Shares shall be the Applicable Spread unless such spread is adjusted to (i) the Increased Spread of 5.825% for an Increased Spread Period (or portion of a Rate Period to which the Increased Spread otherwise applies) (as described below), or (ii) the Failed Transition Period Applicable Spread for each Rate Period (or portion of a Rate Period to which the Failed Transition Period Applicable Spread otherwise applies) (as described below) or (iii) the Failed Adjustment Period Applicable Spread for each Rate Period (or portion of a Rate Period to which the Failed Adjustment Period Applicable Spread otherwise applies) (as described below).

Term Adjustments. The Fund and the Majority Designated Owner may propose an Adjusted Dividend Amount and/or any other Adjusted Terms. On any Business Day (or such other day as mutually agreed upon between the Fund and the Required Designated Owners), the Fund, at its option, may seek to establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice to the Holders of the New AMTP Shares, or by requesting the Redemption and Paying Agent, on behalf of the Fund, to promptly do so. On any Business Day (the “Lockout Date”), a Majority Designated Owner, at its option, may seek to have the Fund establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice to the Fund. Promptly after receiving such notice from such Majority Designated Owner, if such Majority Designated Owner then owns less than 100% of the Outstanding New AMTP Shares, the Fund shall deliver, or request the Redemption and Paying Agent, on behalf of the Fund, to deliver, notice thereof to the Holders of the New AMTP Shares. A Term Adjustment Notice may be withdrawn at any time by the proposing party prior to agreement in writing to a proposed Adjusted Dividend Amount (and/or other Adjusted Terms) with the other party pursuant to such Term Adjustment Notice, in which case the Term Adjustment Notice Period shall terminate. After the Majority Designated Owner delivers a Term Adjustment Notice and while the related Term Adjustment Notice Period is continuing, if at any time during the period commencing forty-five (45) calendar days prior to the 540th calendar day following the delivery of the applicable Term Adjustment Notice (the “Scheduled Term Adjustment Period Expiration Date”), the Majority Designated Owner decreases its ownership level of New AMTP Shares to 50% or less of the Outstanding New AMTP Shares, its Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

Following delivery of a Term Adjustment Notice, the Fund and the Required Designated Owners shall have until the Scheduled Term Adjustment Period Expiration Date, or such other date as the Fund and the Required Designated Owners shall decide, to agree in writing to a proposed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), and enter into an Adjusted Terms Agreement (the date of such agreement, the “Adjusted Terms Agreement Date”). The agreed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), if any, may be the rate (and/or any other Adjusted Terms) proposed in the Term Adjustment Notice or such other rate (and/or any other Adjusted Terms) as the Fund and the Required Designated Owners may agree. If the Fund and the Required Designated Owners enter into an Adjusted Terms Agreement during the Term Adjustment Notice Period, then the Adjusted Dividend Amount (and/or any other Adjusted Terms) shall become effective on the Adjusted Terms Effective Date.

During a Term Adjustment Notice Period, if the Majority Designated Owner is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to (A) enter into an Adjusted Terms Agreement, or (B) arrange a Third Party Purchase in accordance with the terms of the Statement. The Fund shall provide the Required Designated Owners with at least ten (10) calendar days (or such shorter period as may be consented to by all of the Designated Owners, which consent shall not be deemed to be a vote required by the Statement) prior written notice of a Third Party Purchase Date. A “Third Party Purchase” is the purchase of all of the Outstanding New AMTP Shares from the Required Designated Owners by a Third Party Purchaser, at a price equal to the Third Party Purchase Price for the New AMTP Shares, and which is settled in accordance with the procedures described in the Statement and as summarized below. If the Majority Designated Owner is the proposing party, and the Fund and the Required Designated Owners fail to enter into an Adjusted Terms Agreement and the Fund is unable to arrange a Third Party Purchase during the Term Adjustment Notice Period, then (i) the proposed Adjusted Dividend Amount shall not take effect, (ii) such failure shall constitute a Failed Adjustment Event, (iii) a Failed Adjustment Period shall commence and (iv) the Fund shall redeem all of the Outstanding New AMTP Shares on the Failed Adjustment Redemption Date, which is generally the 90th calendar day following a Failed Adjustment Event, resulting from such Failed Adjustment Event (a “Failed Adjustment Redemption”). During a Failed Adjustment Period, the Dividend Spread used to calculate the Dividend Amount on the New AMTP Shares shall be the Failed Adjustment Period Applicable Spread, as set forth below. During a Failed Adjustment Period, the Dividend Spread used to calculate the Dividend Amount on the New AMTP Shares shall be the Failed Adjustment Period Applicable Spread, as set forth below.

During a Term Adjustment Notice Period, if the Fund is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to agree with the Required Designated Owners on the Adjusted Dividend Amount (and/or any other Adjusted Terms) for the New AMTP Shares. If the Fund and the Required Designated Owners fail to reach such agreement during the Term Adjustment Notice Period, the Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

An Adjusted Dividend Amount (and/or any other Adjusted Terms), once established, may be further adjusted or replaced with a new Adjusted Dividend Amount (and/or any other Adjusted Terms) in accordance with the terms of the Statement. The Adjusted Dividend Amount (and/or any other Adjusted Terms) agreed to in accordance with the procedures set forth in the Statement shall be set forth in an Adjusted Terms Agreement and the associated Supplement to the Statement’s Appendix.

Third Party Purchase. As discussed above, during a Term Adjustment Notice Period, if the Majority Designated Owner is the proposing party of an Adjusted Dividend Amount (and/or any other Adjusted Terms), the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to (A) enter into an Adjusted Terms Agreement, or (B) arrange a Third Party Purchase. In the event that a Third Party Purchase is arranged by the Fund, all Outstanding New AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Third Party Purchase Date. A Third Party Purchase may also be arranged by the Fund in connection with a Transition (as described below). The proceeds of such Third Party Purchase shall be used by the Settlement Agent for the purchase of the automatically tendered New AMTP Shares at the Third Party Purchase Price, and the terms of the sale will provide for the wire transfer of such Third Party Purchase Price by the third party to be received by the Settlement Agent no later than 11:00 a.m., New York City time, on the Third Party Purchase Date for payment to the Holders automatically tendering New AMTP Shares for sale through the Securities Depository in immediately available funds, against delivery of the tendered New AMTP Shares either (i) to the Settlement Agent through the Securities Depository on the Third Party Purchase Date and the re-delivery of such New AMTP Shares by means of “FREE” delivery through the Securities Depository to the Third Party Purchaser for delivery to the relevant purchaser’s Agent Member or (ii) directly to the Third Party Purchaser or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the Third Party Purchase Date.

A Third Party Purchase shall be effected in accordance with the terms of the Statement.

Transitions. Known as a “Transition,” the Fund may propose, at its option and without any requirement to deliver a Term Adjustment Notice, a transfer to a Third Party Purchaser of beneficial ownership of all Outstanding New AMTP Shares. On any Business Day, the Fund may initiate a Transition. In the event that a Third Party Purchase of the New AMTP Shares is arranged by the Fund in connection with a Transition, (A) the Fund shall appoint a Settlement Agent in connection with such Third Party Purchase and the associated Mandatory Tender and (B) all Outstanding New AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Transition Date (as defined below). Upon initiating a Transition, the Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to arrange a Third Party Purchase of such New AMTP Shares, upon terms as designated and set forth in a new Supplement for the New AMTP Shares. In the event that the Fund successfully accomplishes a Transition and no Failed Transition Event (as described below) otherwise shall have occurred and be continuing as of the effective date of the Transition (the “Transition Date”), then on and as of the Transition Date, such New AMTP Shares shall be subject to the terms set forth in a new Supplement.

“Failed Transition Event” means that, in the case of a proposed Transition, (i) the Fund was unable to successfully Transition all of the Outstanding New AMTP Shares or (ii) the proceeds of the Third Party Purchase of such New AMTP Shares were not received for any reason by (x) by the Settlement Agent by 4:30 p.m., New York City time on the Transition Date, or (y) if payment is not made directly to the Designated Owners of such New AMTP Shares, by 3:00 p.m., New York City time on the Transition Date. If a Failed Transition Event shall have occurred and be continuing, (i) the new terms designated by the Fund shall not be established, (ii) all tendered New AMTP Shares, if any, shall be returned to the relevant tendering Holders by the Settlement Agent, and (iii) all of the then Outstanding New AMTP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date at a price per share equal to (i) the Liquidation Preference per New AMTP Share plus (ii) an amount equal to all unpaid dividends and other distributions on such New AMTP Share accumulated from and including the Date of Original Issue of such New AMTP Share to (but excluding) the Failed Transition Redemption Date (whether or not earned or declared by the Fund, but without interest thereon (the “Failed Transition Redemption Price”)).

The Fund shall provide the Required Designated Owners with written notice of a Transition (a “Transition Notice”) not more than forty-five (45) calendar days and not less than thirty (30) calendar days (or such shorter notice period as may be consented to by the Required Designated Owners prior to the applicable Transition Date). If a Failed Transition Event occurs, a Failed Transition Period shall commence and continue. For each Rate Period or portion thereof during the Failed Transition Period, if any, the Dividend Spread used to compute the Dividend Amount on the New AMTP Shares shall be the Failed Transition Period Applicable Spread.

Applicable Spread Adjustments. As noted above, the Applicable Spread will initially be the same as the Applicable Spread for the Target Fund AMTP Shares held immediately prior to the closing of the Merger. The Applicable Spread for the New AMTP Shares may be adjusted to the Increased Spread, the Failed Transition Period Applicable Spread or the Failed Adjustment Period Applicable Spread. The Dividend Spread used to compute the Dividend Amount on New AMTP Shares shall be adjusted to the Increased Spread for each Increased Spread Period. Subject to the cure provisions set forth in the Statement, a Rate Period with respect to New AMTP Shares shall be deemed to be an “Increased Spread Period” if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated by the terms of the Statement; (B) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by the terms of the Statement; (C) any Rating Agency has withdrawn the credit rating required to be maintained pursuant to the terms of the Statement other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the New AMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist at any time that the New AMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event under the Statement.

If a Failed Transition Event occurs, a Failed Transition Period shall commence and continue. As noted above, for each Rate Period or portion thereof during the Failed Transition Period, the Dividend Spread used to compute the Dividend Amount on the New AMTP Shares shall be the Failed Transition Period Applicable Spread, which is the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Transition Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Transition Period), 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Transition Period), 250 basis points (2.50%) (90 days but fewer than 120 days of the continued Failed Transition Period), 275 basis points (2.75%) (120 days but fewer than 150 days of the continued Failed Transition Period), 300 basis points (3.00%) (150 days but fewer than 180 days of the Failed Transition Period), and 400 basis points (4.00%) (180 days or more of the continued Failed Transition Period).

As also noted above, during a Failed Adjustment Period, the Dividend Spread used to calculate the Dividend Amount shall be the Failed Adjustment Period Applicable Spread, which means, for each day that a Failed Adjustment Period has occurred and is continuing: the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Adjustment Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Adjustment Period), and 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Adjustment Period.

Dividend Payments. The Holders of New AMTP Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees (the “Board” or the “Board of Trustees”), out of funds legally available therefor and in preference to dividends and other distributions on common shares, cumulative cash dividends and other distributions on each New AMTP Share in an amount equal to the Dividend Amount, calculated as set forth in the Statement, the Appendix thereto and any Supplement thereto that is in effect, and no more. Dividends and other distributions on the New AMTP Shares shall accumulate from the Date of Original Issue. The amount of dividends per share payable on New AMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The “Dividend Period” for the New AMTP Shares will generally be a calendar month and the “Dividend Payment Date” in respect of each Dividend Period is the first Business Day of each calendar month that the New AMTP Shares are Outstanding. The first Dividend Period on the New AMTP Shares will begin on the Date of Original Issue and will end on (and include) the last calendar day of the first full month following the Date of Original Issue and the first Dividend Payment Date for the New AMTP Shares will be the first business day following the end of the first Dividend Period. Dividends on New AMTP Shares with respect to any Dividend Period will be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period. Dividends on New AMTP Shares will be paid on each Dividend Payment Date for such New AMTP Shares to the Holders of shares of such New AMTP as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to dividend payments.

Term Redemption. The Fund is required to redeem all outstanding New AMTP Shares on December 1, 2028 (the “Term Redemption Date”) unless earlier redeemed or repurchased by the Fund, at a redemption price equal to the sum of the $100,000 liquidation preference per New AMTP Share plus an amount equal to all accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) from and including the Date of Original Issue to (but excluding) the Term Redemption Date. See “Redemption—Term Redemption” in the Statement for additional information relating to the term redemption of the New AMTP Shares.

Optional Redemption. The New AMTP Shares are subject to optional redemption in whole or in part at the option of the Fund on any Business Day (as defined below) at a redemption price for each New AMTP Share equal to (x) the Liquidation Preference of such New AMTP Share plus (y) an amount equal to all unpaid dividends and other distributions on such New AMTP Share accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but without interest thereon) plus (z) the Optional Redemption Premium per share (if any) that is applicable to an optional redemption of New AMTP Shares that is effected on such Optional Redemption Date. No Optional Redemption Premium will apply to any optional redemption with an Optional Redemption Date after December 14, 2019.

Asset Coverage Mandatory Redemption. If the Fund fails to have Asset Coverage of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of 30 calendar days following such Business Day, the Fund will proceed to redeem Preferred Shares of the Fund equal to the lesser of (i) the minimum number of Preferred Shares that will result in the Fund having Asset Coverage of at least 225% and (ii) the maximum number of Preferred Shares that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may redeem a number of Preferred Shares that will result in the Fund having Asset Coverage of up to and including 250%. The Preferred Shares to be redeemed may include, at the Fund’s sole option, any number or proportion of New AMTP Shares. If New AMTP Shares are redeemed, such shares will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) from and including the Date of Original Issue to (but excluding) the date fixed for such redemption. See “Redemption—Asset Coverage Mandatory Redemption” in the Statement for additional information relating to the Asset Coverage Mandatory Redemption.

Effective Leverage Ratio Mandatory Redemption. If the Effective Leverage Ratio of the Fund exceeds 45% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio not to exceed 45% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of New AMTP Shares, in accordance with the terms of such Preferred Shares, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. Any New AMTP Shares so redeemed will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) from and including the Date of Original Issue to (but excluding) the date fixed for such redemption. Notwithstanding the foregoing, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio is only required not to exceed 46% on such Business Day. See “Redemption—Effective Leverage Ratio Mandatory Redemption” in the Statement for additional information relating to the Effective Leverage Ratio Mandatory Redemption.

Other Mandatory Redemptions. The Fund may be required to redeem all outstanding New AMTP Shares in the event of a Failed Transition or Failed Adjustment Event. See “Transitions” and “Term Adjustments” above.

Information Requirements. The initial holder of the New AMTP Shares (the “Initial Holder”) is entitled to receive various information concerning the Fund that is described in the Purchase Agreement under the heading “Covenants of the Fund—Information.” In particular, the Initial Holder is entitled to receive, within two (2) Business Days after the fifteenth and last day of each month reports of portfolio holdings of the Fund and a report on the Fund’s Asset Coverage, Effective Leverage Ratio, and the floating rate securities of tender option bond (“TOB”) trusts for which the Fund owns the inverse floating rate certificates. Prior to any registration of the New AMTP Shares under the Securities Act (with respect to which the Fund has no obligation), a permitted transferee of such New AMTP Shares will have the right to receive such information upon satisfying certain conditions. A fee is payable to the Initial Holder if these reports have not been timely delivered and such failure is not cured within three Business Days after notification of such failure is provided by the Initial Holder. See Section 2.5 of the Purchase Agreement for additional information. Also, in the event of such a failure, the Initial Holder has the right to calculate the Effective Leverage Ratio for the New AMTP Shares based on the securities holdings contained in the most recent reports provided and current market prices at the time of calculation.

Voting and Consent Rights. Except as otherwise permitted by the terms of the Statement, so long as any New AMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the New AMTP Shares subject to the Statement Outstanding at the time (“Majority Participants”), voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust of the Fund (the “Declaration”) or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such New AMTP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with the terms of the Statement shall not be considered to materially and adversely affect the rights and preferences of the New AMTP Shares, and (ii) a division of a New AMTP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the New AMTP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of a New AMTP Share or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such New AMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such New AMTP Share (other than solely as a result of a division of a New AMTP Share). So long as any New AMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the New AMTP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of the Statement, including any Appendix or any Supplement thereto. The Initial Holder also has certain consent rights under the Purchase Agreement, including without limitation to the extent that, collectively, the Initial Holder and its affiliates are the Holder, Designated Owner of at least 51% of the New AMTP Shares then outstanding, without the prior written consent of the Initial Holder, the Fund will not agree to, consent to or permit any amendment, supplement, modification or repeal of the Statement or any provision therein, nor waive any provision thereof. Certain (but not all) of these consent rights are assignable by the Initial Holder to subsequent holders of New AMTP Shares that are permitted transferees of such

New AMTP Shares as set forth in the Statement and Purchase Agreement. All of the consent rights granted to Majority Participants terminate if any of the New AMTP Shares are registered for sale under the Securities Act. See the Purchase Agreement for a complete description of all terms applicable to these consent rights and the limitations thereof.

Investment Strategies. The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. The Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment-grade or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”). The Fund may invest in distressed securities. “Assets” means net assets plus the amount of any borrowings for investment purposes. “Managed Assets” means total assets (including assets attributable to the Fund’s use of leverage, whether or not those assets are reflected in the Fund’s financial statements for the purposes of generally accepted accounting principles, and with derivatives valued at their market value), minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

As described in the Proxy Statement, dated [•], 2019, relating to the Target Fund’s Special Meeting of Shareholders, as filed with the SEC (the “Proxy Statement”), the proposed Merger is part of a broad, ongoing initiative to rationalize the product offerings of Nuveen’s municipal closed-end funds.

Tax Exemption. The dividend rate for New AMTP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal income taxes. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on New AMTP Shares. To the extent that it does so, the Fund will use commercially reasonable efforts to contemporaneously either (i) adjust the Dividend Amount so as to pay, or (ii) make a separate, supplemental distribution of, in either case an amount that, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income in the monthly distribution, is intended to make the distributions equal on an after-tax basis (determined based upon the maximum marginal federal income tax rates taking into account Section 1411 of the Internal Revenue Code of 1986, as amended (the “Code”) in effect at the time of such payment) to the amount of the monthly distribution if it had been entirely comprised of dividends exempt from regular federal income taxes. Alternatively, where such commercially reasonable efforts do not reasonably permit the Fund to effect a payment or distribution as described in the preceding sentence, the Fund will satisfy the requirement to allocate capital gains or ordinary income to New AMTP Shares by making a supplemental distribution of such gains or income to holders of New AMTP Shares, over and above the monthly dividend that is fully exempt from regular federal income taxes. If, in connection with a redemption of New AMTP Shares, the Fund allocates capital gains or ordinary income to a distribution on New AMTP Shares without having made either a contemporaneous adjustment of the Dividend

Amount or supplemental distribution of an additional amount or an alternative supplemental distribution of capital gains and/or ordinary income, it will cause an additional amount to be distributed to holders of New AMTP Shares whose interests are redeemed, which amount, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income allocated in the distribution, is intended to make the distribution and the additional amount equal on an after-tax basis (determined based upon the maximum marginal federal income tax rates taking into account Section 1411 of the Code in effect at the time of such payment) to the amount of the distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Investors should consult with their own tax advisors before making an investment in the New AMTP Shares. See “Tax Matters”.

Priority of Payment. New AMTP Shares will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. New AMTP Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares then outstanding. The Fund may issue additional preferred shares on parity with New AMTP Shares, subject to certain limitations as set forth in the Statement and (prior to any registration for sale of the New AMTP Shares under the Securities Act) certain consent rights of the Majority Participants as set forth in the Purchase Agreement. The Fund may not issue additional classes of shares that are senior to New AMTP Shares or that are senior to other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund, as a fundamental policy, may not issue debt securities that rank senior to New AMTP Shares other than for temporary or emergency purposes. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. The Purchase Agreement limits such borrowings for temporary purposes to not more than 5% of the Fund’s assets and a term of not more than 60 days. See “Investment Restrictions” in this Information Memorandum, “Issuance of Additional Preferred Shares” in the Statement and “Miscellaneous—Consent Rights of the Majority Participants to Certain Actions” in the Purchase Agreement.

Transfer Restrictions. The New AMTP Shares are subject to substantial restrictions on transfer. See “Transfers” in the Statement and the description of such transfer restrictions in this Information Memorandum for additional information on these transfer restrictions.

Liquidity Account and Failed Adjustment Liquidity Requirement. By the first Business Day following the occurrence and during the continuance of the Failed Adjustment Period, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the outstanding New AMTP Shares. If, while the Failed Adjustment Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Liquidation Preference of the outstanding New AMTP Shares, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to one hundred ten percent (110%) of the Liquidation Preference of the outstanding New

AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the outstanding AMTP Shares and (ii) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value equal to at least the Failed Adjustment Liquidity Requirement (if any) with respect to the outstanding New AMTP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

The Market Value of the Deposit Securities held in the Liquidity Account for the New AMTP Shares, from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Adjustment Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference of the outstanding New AMTP Shares set forth below opposite the number of such days but in all cases subject to the cure provisions of described below:

Number of Days Preceding Failed Adjustment Redemption Date	Market Value of Deposit Securities as Percentage of Liquidation Preference
45	20%
30	40%
20	60%
10	80%
5	100%

If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Failed Adjustment Liquidity Requirement in respect of the outstanding New AMTP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Failed Adjustment Liquidity Requirement for the outstanding New AMTP Shares not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Failed Adjustment Redemption Price for the outstanding New AMTP Shares. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the New AMTP Shares on the Failed Adjustment Redemption Date, the requirement of the Fund to maintain the Liquidity Account shall lapse and be of no further force and effect.

Liquidity Account and Failed Transition Liquidity Requirement. By the first Business Day following the occurrence and during the continuance of the Failed Transition Period, the Fund shall cause the Custodian to earmark a Liquidity Account comprised of Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the outstanding New AMTP Shares. If, while the Failed Transition Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Liquidation Preference of the outstanding New AMTP Shares, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to one hundred ten percent (110%) of the Liquidation Preference of the outstanding New AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the outstanding New AMTP Shares and (ii) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value equal to at least the Failed Transition Liquidity Requirement (if any) with respect to the outstanding New AMTP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

The Market Value of the Deposit Securities held in the Liquidity Account from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Transition Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference of the outstanding New AMTP Shares set forth below opposite the number of such days:

Number of Days Preceding Failed Transition Redemption Date	Market Value of Deposit Securities as Percentage of Liquidation Preference
150	20%
120	40%
90	60%
60	80%
30	100%

Eligible Assets. In the Purchase Agreement, the Fund has represented that, as of the Date of Original Issue, the Fund owns only Eligible Assets. “Eligible Assets” means the instruments described in Exhibit B to the Purchase Agreement, which may be amended from time to time with the prior written consent of the Initial Holder, in which the Fund may invest. In addition, the Fund has covenanted in the Purchase Agreement to only make investments in Eligible Assets, in accordance with the Fund’s investment objectives and the investment policies described in this Information Memorandum.

Redemption and Paying Agent. The redemption and paying agent for New AMTP Shares is Computershare Trust Company, N.A. and Computershare Inc., Canton, Massachusetts (collectively, the “Redemption and Paying Agent” or “Computershare”).

Adviser and Sub-Adviser. Nuveen Fund Advisors is responsible for determining the Fund’s overall investment strategies and their implementation. Nuveen Asset Management serves as the Fund’s sub-adviser and oversees the day-to-day operations of the Fund.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. Prospective investors should read this Information Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE NEW AMTP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE FUND’S ADVISER, NUVEEN ASSET MANAGEMENT, OR THE REDEMPTION AND PAYING AGENT.

This Information Memorandum is furnished by the Fund on a confidential basis exclusively to holders of Target Fund AMTP Shares in connection with an offering exempt from registration under the Securities Act, solely for the purpose of enabling a holder of Target Fund AMTP Shares to consider an investment in the securities offered hereby. The information contained or incorporated by reference in this Information Memorandum has been provided solely by the Fund and other sources identified herein.

The securities offered hereby have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. Accordingly, the securities are being offered and sold only to qualified institutional buyers in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act. Prospective purchasers are hereby notified that any sellers of the securities offered hereby may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. For certain restrictions on resales, see “Notice to Investors.” There are no registration rights associated with the New AMTP Shares, and it is unlikely that a market will develop for the securities offered hereby.

Prospective investors are hereby offered the opportunity, prior to acquiring any securities, to ask questions and receive answers concerning the terms and conditions of the New AMTP Shares and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.

The New AMTP Shares have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), or any state securities commission or regulatory authority, nor have the foregoing authorities reviewed this Information Memorandum or confirmed the accuracy or determined the adequacy of this Information Memorandum. Any representation to the contrary is a criminal offense.

This Information Memorandum is personal to the offeree and has been prepared solely for use in connection with the offering of the New AMTP Shares and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the securities. Distribution of this Information Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect to the offer and sale of the New AMTP Shares is not authorized, and any disclosure of any of its contents is prohibited. Each offeree, by accepting delivery of this Information Memorandum, agrees to the foregoing and agrees to make no copies of this Information Memorandum.

New AMTP Shares will be issued in book-entry form, as global securities (the “Global Securities”). The Global Securities will be deposited with, or on behalf of DTC and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the Global Securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to the “New AMTP shareholders” include the Beneficial Owners of interests in the New AMTP Shares and references to the “New AMTP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement”.

This Information Memorandum contains information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which are attached or otherwise available on a confidential basis to prospective investors) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum and the offering of the securities in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the New AMTP Shares or the circulation or distribution of this Information Memorandum or any offering material in relation to the Fund or the securities in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW AMTP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NEITHER THE FUND NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY OFFEREE OR PURCHASER OF NEW AMTP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH OFFEREE OR PURCHASER UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE INVESTOR

SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE. INVESTMENT IN THE NEW AMTP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS INFORMATION MEMORANDUM.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each prospective investor (and each employee, representative or other agent of each prospective investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective investor relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury regulation section 1.6011-4). This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective investors regarding the transactions contemplated herein.

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, the state of the market in municipal securities, the funding and solvency of municipal issuers, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

Appendix A	—	Form of Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares	A1-1

Appendix B	—	Ratings of Investments	B1-1

You should rely only on the information contained in or incorporated by reference into this Information Memorandum. We have not authorized anyone to provide you with information different from that contained in this Information Memorandum. We are offering the New AMTP Shares only in jurisdictions where offers and sales are permitted. The information contained in this Information Memorandum is accurate only as of the date of this Information Memorandum, regardless of the time of delivery of this Information Memorandum or any issuance of New AMTP Shares.

NOTICE TO INVESTORS

Each purchaser of the New AMTP Shares offered hereby, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1)        It understands and acknowledges that the securities are “restricted securities” and have not been registered under the Securities Act or any other applicable securities law, are being offered pursuant to Section 4(a)(2) of the Securities Act, and may not be reoffered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2)        It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)        It acknowledges that neither the Fund nor any person representing the Fund has made any representation to it with respect to the Fund or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities and information delivered or made available to it in response to its questions, due diligence, and requests for information. Further, no representation is made regarding the New AMTP Shares or the advisability of investing in the New AMTP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to acquire the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4)        It is acquiring the New AMTP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5)        In the Purchase Agreement, the Initial Holder has agreed, and each subsequent holder or owner of the New AMTP Shares will be required to agree, to offer, sell, transfer or otherwise dispose of such securities only in whole shares and only to Persons that are both (1)(i) Persons that the Initial Holder reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) TOB trusts or other similar investment vehicles in which all investors are Persons that the Initial Holder reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund, and (2) Persons that are either (i) not a Nuveen Person or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding New AMTP Shares, or (y) the prior written consent of the Fund and the Majority Participants has been obtained.

(6)        Each purchaser acknowledges that each certificate representing New AMTP Shares (unless sold to the public in an underwritten offering of such New AMTP Shares pursuant to a registration statement filed under the Securities Act) will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, TRANSFER OR OTHERWISE DISPOSE OF SUCH SECURITY ONLY IN WHOLE SHARES AND ONLY TO PERSONS THAT ARE BOTH (1)(A) PERSONS THAT THE HOLDER REASONABLY BELIEVES ARE “QUALIFIED INSTITUTIONAL BUYERS” THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE (“CLOSED-END FUNDS”), BANKS OR ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES (“COLLECTIVELY, “BANKS”), INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(A)(2) OF THE SECURITIES ACT; (B) TENDER OPTION BOND TRUSTS OR OTHER SIMILAR INVESTMENT VEHICLES IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE CLOSED-END FUNDS, BANKS, INSURANCE COMPANIES, OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) OTHER INVESTORS WITH THE PRIOR WRITTEN CONSENT OF THE FUND AND (2) PERSONS THAT ARE EITHER (I) NOT A NUVEEN PERSON (AS DEFINED IN THE PURCHASE AGREEMENT, DATED [•], 2019, BY AND BETWEEN THE ISSUER OF THE SECURITY AND THE INITIAL HOLDER) OR (II) A NUVEEN PERSON, PROVIDED THAT (X) SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN NOT MORE THAN 20% OF THE OUTSTANDING NEW AMTP SHARES, OR (Y) THE PRIOR WRITTEN CONSENT OF THE FUND AND THE MAJORITY PARTICIPANTS HAS BEEN OBTAINED.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF NEW AMTP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE NEW AMTP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH NEW AMTP SHARES BY THE TRANSFEREE.

(7)        It acknowledges that the Fund and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in New AMTP Shares. In addition to risks associated with investing in New AMTP Shares, an investor in New AMTP Shares will also be subject indirectly to the general risks associated with the Fund’s investment policies, as described below. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund. See “General Risks of Investing in the Fund” below.

Risks of Investing in New AMTP Shares

Dividend Rate Risk—New AMTP Shares.    The New AMTP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

LIBOR Transition Risk.    In the past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of the London Interbank Offered Rate (“LIBOR”) across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

As a result of these events and other considerations, the United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty related to the transition process may adversely affect the Dividend Amount of the New AMTP Shares.

The current calculation of LIBOR for deposits in U.S. dollars for an interest period of one (1) month is produced by Intercontinental Exchange, Inc. and published by Thomson Reuters. Intercontinental Exchange, Inc. may make methodological or other changes that could change the determination of LIBOR, including changes related to the method by which the LIBOR is calculated, the criteria for eligibility for inclusion in the LIBOR calculation, and/or the timing on which the applicable LIBOR is published. In addition, the Intercontinental Exchange, Inc. may alter, discontinue or suspend calculation or dissemination of the applicable LIBOR. The Intercontinental Exchange, Inc. has no obligation to consider the interests of the holders of the New AMTP Shares in calculating, revising or discontinuing LIBOR.

Risks Related to SIFMA Municipal Swap Index.    The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:

•

Marginal Tax Rates.    As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

•

Tax-Exempt Status of Municipal Securities.    Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

•

Tax Treatment of Comparable Securities.    Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

•

Creditworthiness of Municipal Securities.    Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

•

Supply and Demand for Municipal Securities; Remarketing Practices.    In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

•

Yield Compression.    As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.

Discontinuation or Modification of the SIFMA Municipal Swap Index.    The SIFMA Municipal Swap Index was created by SIFMA and is produced by Bloomberg L.P. (“Bloomberg”). SIFMA and/or Bloomberg may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, SIFMA and/or Bloomberg may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index. SIFMA and Bloomberg have no obligation to consider the interests of the Holders of the New AMTP Shares in calculating, revising or discontinuing the SIFMA Municipal Swap Index. In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Amount will be based on the S&P Municipal Bond 7 Day High Grade Rate Index or its successor. If the S&P Municipal Bond 7 Day High Grade Rate Index is no longer published, the Board of Trustees may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the New AMTP Shares as set forth in the Purchase Agreement. No assurance can be given that the S&P Municipal Bond 7 Day High Grade Rate Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.

No Public Trading Market and Restrictions on Transfer.    There is currently no established trading market for New AMTP Shares. The Fund does not intend to apply for a listing of the New AMTP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the New AMTP Shares. The Fund has not registered, and does not intend to register, the New AMTP Shares under the Securities Act. Accordingly, the New AMTP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons that are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. Furthermore, pursuant to the terms and conditions of the Statement, unless otherwise permitted by the Fund, the New AMTP Shares may only be purchased by and sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act that are (a) Closed-End Funds, banks or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies or (b) TOB trusts in which all investors are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies. See the terms and conditions in the Statement under the heading “Transfers.” Such restrictions on transfer of the New AMTP Shares may further limit their liquidity. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A under the Securities Act, the Fund will furnish, or cause to be furnished, to holders of New AMTP Shares and prospective purchasers of New AMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act. See “Available Information.”

Ratings Risk.    The Fund expects that, at issuance, the New AMTP Shares will be rated at a certain minimum level by a Rating Agency designated by the Board of Trustees, and that such rating will be a requirement of issuance of such shares by the holders of the New AMTP Shares pursuant to the Purchase Agreement. There can be no assurance that the New AMTP Shares will receive any particular rating from Fitch, or that any such rating will be maintained at the level originally assigned through the term of New AMTP Shares. In the event that Fitch does not issue a rating on the New AMTP Shares at all or at the minimum level required, the issuance and sale of New AMTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in New AMTP Shares. A rating issued by a Rating Agency (including Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, New AMTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the New AMTP Shares that results in an increase in the Dividend Amount may make New AMTP Shares less liquid in the secondary market. There can be no assurance that any Rating Agency will not alter its rating criteria, resulting in a downgrade of ratings, which could further adversely affect the value and liquidity of the New AMTP Shares.

Early Redemption Risk.    The Fund may voluntarily redeem New AMTP Shares or may be forced to redeem New AMTP Shares to meet regulatory requirements or the asset coverage and effective leverage requirements of the New AMTP Shares, or in the event of a Failed Transition or Failed Transition Event. Such redemptions may be at a time that is unfavorable to holders of New AMTP Shares. The Fund may voluntarily redeem New AMTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Dividend Amount on New AMTP Shares. See “Redemption—Optional Redemption” in the Statement for additional information relating to early redemption.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions (including underlying distributions attributable to tax-exempt interest income) would be taxable to stockholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of New AMTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from New AMTP Shares are generally not expected to be subject to regular federal income taxation or the federal alternative minimum tax applicable to individuals, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt treatment of dividends on New AMTP Shares. Although the Fund does not intend to acquire securities the income of which is subject to the federal alternative minimum tax applicable to individuals following the Merger, a portion of the dividends from New AMTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund is relying on an opinion of special tax counsel that the New AMTP Shares will qualify as equity in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to New AMTP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) could assert a contrary position—meaning that the IRS could classify New AMTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of New AMTP Shares, and dividends paid on New AMTP Shares (including dividends already paid) could become taxable. See “Tax Matters.”

Income Shortfall Risk.    The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the SIFMA Index Rate, the Fund’s ability to pay dividends on New AMTP Shares could be jeopardized.

Subordination Risk.    While holders of New AMTP Shares will have equal liquidation and distribution rights to any other preferred shares, including other series of New AMTP Shares, issued or that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to holders of New AMTP Shares in liquidation or otherwise may be subject to prior payments due, if any, to the holders of senior indebtedness or other creditors of the Fund.

In addition, the Investment Company Act of 1940, as amended (the “1940 Act”) may provide debt holders with voting rights that are superior to the voting rights of holders of preferred shares, including holders of New AMTP Shares. Currently, the Fund, as a fundamental policy, may not issue debt securities or preferred shares that rank senior to New AMTP Shares. See “Investment Restrictions.” If the Fund enters into borrowings in accordance with its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, or derivatives, including interest-rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those holders of New AMTP Shares.

Credit Crisis and Liquidity Risk.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the New AMTP Shares and any other outstanding leverage (whether through other preferred shares or TOBs) the Fund may have. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the Fund’s distributions and/or the liquidity of the Liquidity Account. See “Liquidity Account and Liquidity Requirement” in the Statement for additional information relating to the Liquidity Account.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in New AMTP Shares or the income from that investment will be worth less in the future.

Reinvestment Risk—New AMTP Shares.    Given the potential for early redemption of New AMTP Shares, holders of New AMTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of New AMTP Shares may be lower than the return previously obtained from an investment in New AMTP Shares.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on New AMTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund primarily invests in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. The Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during periods of market turmoil these firms’ capital may be severely constrained. As a result, under such conditions, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the analytical abilities of the Adviser and the Sub-Adviser than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade securities in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund values them from time to time. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or by referenda could extend the time for payment of principal and/or interest or impose other constraints on the enforcement of such obligations or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes based in part on the financial performance of the property, may be pre-payable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

U.S. federal income tax law changes that took effect in 2018 may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

Credit and Below-Investment-Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Municipal securities of below-investment-grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting predominantly or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on the Fund’s net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below-investment-grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities of obligors that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these obligors can cause their securities to be particularly risky, although they also may offer the potential for high returns. These obligors’ securities may be considered speculative, and the ability of the obligors to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund, including when the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Economic Sector Risk.    The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation. While the Target Fund may invest in these sectors, its exposure to a particular sector will differ from the Fund due to its concentration in Connecticut municipal obligations.

Market Conditions.    The 2007–2009 financial crisis in the U.S. and global economies and the ongoing European sovereign debt crisis resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. A financial crisis of a similar nature in the future may result in fixed-income instruments again experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. In the event of a general economic downturn, declines in real estate prices and general business activity may reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of unfavorable market conditions.

In response to the 2007–2009 financial crisis and its aftermath and the ongoing European sovereign debt crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions in the United States and elsewhere have been recovering for several years, they are nevertheless perceived in many regards as still fragile. Withdrawal of government support, failure of efforts in response to a future crisis, or investor perception that such efforts are not succeeding could adversely affect the value and liquidity of certain securities. The severity or duration of unfavorable economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “—Municipal Securities Market Risk.”

Inverse Floating Rate Securities Risk.    Typically, inverse floating rate securities represent beneficial interests in tender option bond trusts (“TOB trusts”) that hold municipal bonds. See “Additional Information About the Investment Policies—Portfolio Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase, and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to the Fund generally is limited to its investment in such securities. However, in certain circumstances and in the Sub-Adviser’s discretion, the Fund may enter into a recourse arrangement with the liquidity provider to a TOB trust in the form of a separate shortfall and forbearance agreement by which the Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. The Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require the Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (1) the principal amount of the short-term floating rate securities issued by the TOB trust to (2) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, the Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

The Fund’s investment in inverse floating rate securities will create effective leverage, used in pursuit of increased common share net income and returns. But such effective leverage could reduce common share income (such as if the interest rate paid on the short-term floating rate securities were to exceed the interest rate being received on the municipal bonds underlying the TOB trust, net of trust expenses, for a meaningful period of time), and could also diminish common share long-term returns (such as if the value of the municipal bonds underlying the TOB trust were to decline in value by more than any positive differential between the income being earned on those underlying bonds, net of trust expenses, relative to the interest being paid to the holders of the short-term floating rate securities issued by that trust).

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets. This may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices or to liquidate other portfolio holdings in certain circumstances, including, but not limited to, the following:

•

If the Fund has a need to reduce leverage by reducing or eliminating the amount of short-term floating rate securities issued by a TOB trust and the municipal bonds in the TOB trust are not actively trading due to adverse market conditions; or

•

If the value of an underlying municipal bond declines significantly (to a level below the notional value of the floating rate securities issued by the TOB trust) and if additional collateral has not been posted by the Fund.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Tender Option Bond Regulatory Risk.    The federal banking regulators, the SEC and the Commodity Futures Trading Commission (“CFTC”) in recent years have adopted rules and regulations that have impacted or may impact tender option bond trusts (referred to herein as “TOB trusts”) and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule are no longer permitted under the standard TOB trust structure. To be compliant with the Volcker Rule, the standard TOB trust structure has been modified since the rule’s adoption (1) to shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Fund itself, and (2) to change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including the Fund, may delegate many of these responsibilities to a third-party administrator, which would generate additional costs relative to the standard TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that the Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Fund to reinvest in lower yielding securities.

Tax Risk.    To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gains) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund is normally not subject to regular federal income tax or the federal alternative minimum tax applicable to individuals, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Special Risks Related to Certain Municipal Obligations.    Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (the “MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Insurance Risk.    The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007–2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Derivatives Risk, Including the Risk of Swaps.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Fund enters into certain derivative transactions, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or the Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Adviser and/or the Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected.

The Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or the Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives markets are subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives markets could adversely affect the Fund’s ability to successfully use derivative instruments.

Furthermore, derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk.    Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivatives transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act, as amended (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser and/or the Sub-Adviser may be required to register as a “commodity pool operator” and/or a “commodity trading advisor” with the CFTC. In the event the Adviser and/or the Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Clearing Broker and Central Clearing Counterparty Risk.    The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing broker because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Hedging Risk.    The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Securities Risk.    Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books from time to time.

Municipal Bond Market Liquidity Risk.    Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short term and long term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Reverse Repurchase Agreement Risk.    Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Fund’s use of reverse repurchase agreements, in economic essence, constitute a secured borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. However, the effective borrowing rate paid by the Fund to the reverse repurchase agreement counterparty will be treated as taxable income, unlike the effective borrowing rate paid by the Fund on preferred shares or on inverse floating rate securities, which is generally tax-exempt to the recipient, meaning that the effective borrowing rate paid by the Fund on a reverse repurchase agreement would, all other things being equal, tend to be higher than those other forms of leverage. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date if such roll is requested by the Fund or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser (lender) fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Leverage Risk.    Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that the Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Fund seeks to enhance potential common share earnings over time by borrowing, issuing preferred shares and/or holding inverse floating rate securities at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, the Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage in an effort to lower leverage costs over an extended period. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and the Fund’s leverage costs fluctuate, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns if such returns are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. To the extent that the Fund issues preferred shares in a special rate period or mode with a relatively short tenor or preferred shares with relatively short terms to redemption in the future (e.g., New AMTP Shares), refinancing risk will increase. To the extent that the Fund issues preferred shares with a liquidity provider feature (e.g., typical VRDP Shares), the Fund is subject to refinancing risk if a liquidity provider acquires VRDP Shares pursuant to its purchase obligation and holds them for six months of unsuccessful remarketings, triggering a mandatory redemption. Refinancing risk is the risk that the Fund is unable to replace existing leverage at all or on favorable terms. If the Fund is unable to replace its leverage upon a redemption of preferred shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if the Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. The Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. The Fund is required to maintain certain regulatory asset coverage requirements in connection with its outstanding preferred shares in order to be able to maintain the ability to declare and pay common share distributions. The Fund generally must use commercially reasonable efforts to maintain long-term ratings for the outstanding MFP Shares, and it will have the same obligation with respect to the New AMTP Shares to be issued in the Merger. The Fund is not and will not be required under its statements of preferences with respect to MFP Shares, VRDP Shares or New AMTP Shares to maintain any particular long-term ratings for such shares. However, a downgrade or termination of one or more ratings of a Fund’s preferred shares, whether a long-term rating or, in the case of VRDP Shares with a liquidity provider, one or more short-term ratings, which primarily reflect the short-term credit rating or ratings of the associated liquidity provider, could result in higher dividend rates and result in the Fund redeeming the preferred shares at what might be an inopportune time in the market. These factors may result in reduced net earnings or returns to common shareholders. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. See “—Other Investment Companies Risk.” In addition, any investment by the Fund in leveraged investment companies would magnify the Fund’s leverage risk.

As noted above, the amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

Borrowing Risk.    Borrowing may exaggerate changes in the net asset value of the Fund’s common shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Multiple Series Risk.    Following the Merger, the Fund expects to have two series of MFP Shares outstanding, five series of VRDP Shares outstanding and one series of AMTP Shares outstanding. While the New AMTP Shares issued by the Fund in connection with the Merger will have equal priority with each other and with the Fund’s other preferred shares outstanding from time to time as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, there are certain differences between the terms applicable to each series and type of preferred shares. To the extent that the terms of the various series or types of preferred shares differ, there is a risk that market or other events may impact one series of preferred shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series or type of preferred shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of preferred shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. In addition, the voting power of certain series of preferred shares may be more concentrated than others. Shareholders are urged to review the terms of each series of preferred shares described elsewhere in this Information Memorandum. See “Description of Outstanding Shares—Preferred Shares.”

LIBOR Transition Risk—Fund Investments.    Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities, meaning that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Other Investment Companies Risk.    An investment in the securities of another investment company will expose the Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, Fund shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation risk. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, the Adviser, the Sub-Adviser, Nuveen Investments and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Cybersecurity Risk.    Technology, such as the Internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on July 12, 1999 and commenced investment operations on March 25, 2002. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “NVG.” Upon the closing of the Merger, it is expected that the Fund will maintain the listing of its common shares on the NYSE. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of June 25, 2019.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	Unlimited	—	202,552,895
Preferred	Unlimited	—	—
MFP Shares, Series A		—	2,054
MFP Shares, Series B		—	200,000
VRDP Shares, Series 1		—	1,790
VRDP Shares, Series 2		—	3,854
VRDP Shares, Series 4		—	1,800
VRDP Shares, Series 5		—	3,405
VRDP Shares, Series 6		—	3,267

The following provides information about the Fund’s outstanding preferred shares, as adjusted to reflect the issuance of the New AMTP Shares following the completion of the Merger as if such Merger had been completed as of November 11, 2019.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Shares Outstanding	Aggregate Liquidation Preference Outstanding
Preferred	Unlimited	—	217,290	$1,929,000,000
MFP Shares, Series A		—	2,054	$205,400,000
MFP Shares, Series B		—	200,000	$200,000,000
VRDP Shares, Series 1		—	1,790	$179,000,000
VRDP Shares, Series 2		—	3,854	$385,400,000
VRDP Shares, Series 4		—	1,800	$180,000,000
VRDP Shares, Series 5		—	3,405	$340,500,000
VRDP Shares, Series 6		—	3,267	$326,700,000
AMTP Shares, Series 2028		—	1,120	$112,000,000

DESCRIPTION OF NEW AMTP SHARES

For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and condition of redemption, of the New AMTP Shares please see the Statement attached hereto as Appendix A and incorporated herein by reference.

DESCRIPTION OF PURCHASE AGREEMENT

The Fund will enter into a Purchase Agreement with the Initial Holder with terms substantially similar to those included in the exchange agreement in effect for Target Fund AMTP Shares, except as described below. Among other things, the Purchase Agreement provides certain information and consent rights to the Initial Holder.

The Purchase Agreement for the New AMTP Shares will differ from the exchange agreement in effect for Target Fund AMTP Shares in that the Fund’s representations, warranties and covenants concerning credit quality will be revised to accommodate the Fund’s investment policy that provides for the Fund investing in up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade or unrated securities judged to be of comparable quality by the Sub-Adviser.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, Nuveen Fund Advisors, Nuveen Asset Management or the Redemption and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New AMTP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of the New AMTP Shares.

Purchasers of New AMTP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members (as defined below), and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner (as defined below) of a book-entry security will hold that security indirectly through various intermediaries. “Agent Member” means a person with an account at the Securities Depository that holds one or more New AMTP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Redemption and Paying Agent (as defined below) with respect to such Beneficial Owner.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the New AMTP Shares. “Beneficial Owner” means a person in whose name New AMTP Shares are recorded as beneficial owner of such New AMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such person’s subrogee.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Redemption and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New AMTP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days;

•	or the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New AMTP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New AMTP Shares will mean payments and notices related to the redemption or tender of New AMTP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New AMTP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New AMTP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Redemption and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the New AMTP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New AMTP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New AMTP Shares and payments upon redemption of New AMTP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Redemption and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Redemption and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT AND THE REDEMPTION AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS. THE FUND IS ALSO OBLIGATED TO DELIVER DIRECTLY TO THE INITIAL HOLDER CERTAIN INFORMATION, AS SET FORTH IN THE PURCHASE AGREEMENT.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The investment objectives of the Fund are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its Assets and 100% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax applicable to individuals at the time of purchase. As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade or unrated securities judged to be of comparable quality by the sub-adviser.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. However, it should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix B to this Information Memorandum.

The Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s second investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move.

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of April 30, 2019, the effective maturity of the portfolio of the Fund was 22.35 years.

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are bonds that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry. See “Risk Factors—Special Risks Related to Certain Municipal Securities.”

The Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions, in an amount not exceeding one-third of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings). Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends payable to Fund shareholders being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals, and if the proportion of taxable investments exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, see “Tax Matters” in this Information Memorandum.

Portfolio Investments

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local tax in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    The Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed-delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General.    The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Fund may employ futures, options on futures or swaps.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and preferred shares, including New AMTP Shares, voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares voting as a separate class. Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common shares and preferred shares, voting together, and of the holders of a majority of the outstanding preferred shares, voting separately:

(1)        Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

(2)        Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

(3)        Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Fund’s prospectus.

(4)        Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5)        Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of nongovernmental users.

(6)        Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

(7)        Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(8)        Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.

(9)        Issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the limitation set forth in subparagraph (1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

For the purpose of applying the 25% industry limitation set forth in subparagraph (5) above, such limitation will apply to tax exempt municipal securities if the payment of principal and interest for such securities is derived principally from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government, and in that situation the Fund will consider such municipal securities to be an industry associated with the project.

For the purpose of applying the 25% industry limitation set forth in subparagraph (5) above, the Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments in underlying companies.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided that the Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

(6)        Invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Sub-Adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Investment Adviser and the Fund’s investment sub-adviser, Nuveen Asset Management, from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Portfolio Turnover

The Fund may buy and sell municipal securities to accomplish its investment objectives in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. The Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.

For the fiscal years ended October 31, 2018 and October 31, 2017, the portfolio turnover rates of the Fund were 15% and 18%, respectively.

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under its investment management agreement with Nuveen Fund Advisors (the “Investment Management Agreement”) is the responsibility of the Fund’s Board. The number of Board Members is ten (10), one (1) of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine (9) of whom are not interested persons. Information concerning the trustees and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report (File No. 811-09475) on January 7, 2019 and incorporated herein by reference.

Nuveen Fund Advisors—Investment Adviser

For a description of Nuveen Fund Advisors, please see the Fund’s Annual Report (File No. 811-09475) on January 7, 2019 and incorporated herein by reference.

Nuveen Asset Management—Sub Adviser

For a description of Nuveen Asset Management, please see the Fund’s Annual Report (File No. 811-09475) on January 7, 2019 and incorporated herein by reference.

Investment Management and Sub-Advisory Agreements

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee. For such fee schedules, please see the Fund’s Annual Report (File No. 811-09475) on January 7, 2019 and incorporated herein by reference.

Portfolio Manager

Paul L. Brennan, CFA, CPA, Managing Director of Nuveen Asset Management, manages a number of tax-exempt fixed income portfolios and oversees several national and state-specific municipal funds. Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Portfolio Manager Compensation

For information regarding the portfolio manager compensation, please see the Fund’s Annual Report (File No. 811-09475) on January 7, 2019 and incorporated herein by reference.

NUVEEN ASSET MANAGEMENT CONFLICT OF INTEREST POLICIES

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Code of Ethics

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and other related entities have adopted codes of ethics (the “Code of Ethics”) that essentially prohibit certain of their personnel, including the Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund and may generally invest in securities in which the Fund may also invest subject to the restrictions set forth in the Code of Ethics. Text-only versions of the Code of Ethics of the Fund, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

NET ASSET VALUE

The Fund’s net asset value per common share is determined as of the close of regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Exceptions may occur in certain circumstances, such as when the NYSE is closed other than on normal closing days or when trading is restricted, or during emergencies, when it is not reasonably practicable for the Fund to calculate its net asset value. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees or its designee.

In determining the Fund’s net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Directors. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In valuing municipal securities, the pricing services may also consider, among other factors, the yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating and the obligor’s credit characteristics considered relevant by the pricing service or the Board of Directors’ designee. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

Readily marketable portfolio securities listed on the NYSE generally are valued at the last sale price as of the close of the NYSE on the business day as of which such value is determined, as provided by a pricing service. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges are valued in a like manner except that Nasdaq Global Market (“Nasdaq”) securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is determined as of the close of the exchange representing the principal market for such securities, as provided by a pricing service.

Generally, readily marketable securities traded in a U.S. OTC market, including listed securities whose primary market is determined by the pricing service to be a U.S. OTC market, but excluding securities admitted to trading on the Nasdaq, are valued at the last reported sales price on the valuation date in the U.S. OTC market in which the security primarily trades, as provided by a pricing service.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, or, if a significant event occurs after the close of the local market, but prior to the time in which the Fund’s net asset value is calculated, a portfolio instrument may be valued by the Fund at its fair value as determined in good faith by the Board of Trustees or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analyses may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news.

BORROWINGS

The Fund’s Declaration of Trust authorizes the Fund, without prior approval of holders of common stock or preferred shares, including New AMTP Shares, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings subject to the requirements of the 1940 Act. Any borrowings will rank senior to the Fund’s preferred shares, including the New AMTP Shares. The Fund, as a fundamental policy, may not issue debt securities that rank senior to New AMTP Shares, except for emergency or temporary purposes.

Limitations.    Under the requirements of the 1940 Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an Asset Coverage of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for preferred shares, including New AMTP Shares, or indebtedness, if any, such as commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of preferred shares (including New AMTP Shares), and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of preferred shares in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights except as the Trustees may determine or rights to cumulative voting. At any time when preferred shares are outstanding, common shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on preferred shares have been paid, and unless Asset Coverage with respect to preferred shares would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The common shares are listed on the NYSE. The Fund intends to hold annual meetings of shareholders so long as the Fund’s shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The Fund’s Declaration of Trust authorizes the issuance of preferred shares. Each preferred share ranks on parity with respect to the payment of dividends and the distribution of assets upon liquidation.

Description of Outstanding MFP Shares

The Fund currently has outstanding the following series of MFP Shares (the “Outstanding MFP Shares”), which will remain outstanding following the completion of the Merger:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Offering Time	Term Redemption Date
Series A MFP Shares	2,054	$0.01	$100,000	January 2018	January 3, 2028
Series B MFP Shares	200,000	$0.01	$1,000	March 2019	March 1, 2029

The Series A MFP Shares were issued to a qualified institutional buyer through a private transaction exempt from registration under the Securities Act. The Series B MFP Shares were issued in a public offering registered under the Securities Act.

The Series A MFP Shares were issued in the “Variable Rate Mode—Adjustable Rate” (the “VR Mode”), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. So long as the Series A MFP Shares are in the VR Mode, the Fund and the beneficial owner or owners of the Series A MFP Shares may agree from time to time to adjust the dividend rate and other economic terms. The Series B MFP Shares were issued in the “Variable Rate Remarketed Mode” (the “VRR Mode”), in which the dividend generally is a clearing rate determined each business day by a remarketing agent appointed by the Fund. Beneficial owners of Series B MFP Shares generally may on any business day tender their Series B MFP Shares to the remarketing agent, which has agreed to use its best efforts to remarket in seven days any tendered Series B MFP Shares. In the event of a failed remarketing, the dividend rate will step up, and the Fund will redeem all outstanding Series B MFP Shares 365 days after the failed remarketing tender date, subject to a prior successful remarketing by the remarketing agent of all outstanding Series B MFP Shares.

The Fund established the term of both the VR Mode for the Series A MFP Shares and the VRR Mode for the Series B MFP Shares as ending on their respective Term Redemption Dates, subject to earlier redemption, repurchase or transition to a new mode by the Fund. Under the statements establishing and fixing the rights and preferences of the Outstanding MFP Shares, as supplemented (the “Statements”), the Fund may terminate the VR Mode or VRR Mode early and transition the applicable MFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the MFP Shares set forth in such Statements may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of Outstanding MFP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the Outstanding MFP Shares of such series payable on the dividend payment dates with respect to the Outstanding MFP Shares of such series. Holders of Outstanding MFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding MFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Outstanding MFP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding MFP Shares on the Term Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. In addition, as described above, the Fund will be obligated to redeem all outstanding Series B MFP Shares 365 days after a failed remarketing tender date, subject to a prior successful remarketing by the remarketing agent of all outstanding Series B MFP Shares. Outstanding MFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Fund’s declaration of trust, the Statements, or as otherwise required by applicable law, (i) each holder of Outstanding MFP Shares is entitled to one vote for each Outstanding MFP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding MFP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding MFP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding MFP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of Outstanding MFP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding MFP Shares or holders of Outstanding MFP Shares. In addition, holders of Outstanding Series A MFP Shares have certain consent rights under the purchase agreement for the Outstanding Series A MFP Shares with respect to certain actions that would affect their investment in the Fund. Holders of Outstanding MFP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding MFP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding MFP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding MFP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with the other preferred shares of the Fund, including the other series of Outstanding MFP Shares, VRDP Shares and the New AMTP Shares.

Description of Outstanding VRDP Shares

The Fund currently has outstanding the following series of VRDP Shares (the “Outstanding VRDP Shares”), each offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act, which will remain outstanding following the completion of the Merger:

Series(1)	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Offering Time	Mandatory Redemption Date
Series 1 VRDP Shares	1,790	$0.01	$100,000	December 2013	December 1, 2043
Series 2 VRDP Shares	3,854	$0.01	$100,000	April 2016	December 1, 2040
Series 4 VRDP Shares	1,800	$0.01	$100,000	June 2016	June 1, 2046
Series 5 VRDP Shares	3,405	$0.01	$100,000	November 2016	December 1, 2040
Series 6 VRDP Shares	3,267	$0.01	$100,000	November 2016	December 1, 2040

(1)

As of the date of this Information Memorandum, no special rate period was in effect with respect to any series of VRDP shares. The description below reflects provisions applicable to minimum rate periods.

Under the statements establishing and fixing the rights and preferences of the Outstanding VRDP Shares (the “Statements”), the Outstanding VRDP Shares of each series pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Outstanding VRDP Shares of each series have the right to give notice on any business day to tender the securities for remarketing in seven days. The Outstanding VRDP Shares of each series are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Outstanding VRDP Shares of the applicable series.

The Outstanding VRDP Shares of each series have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Outstanding VRDP Shares of each series requires the applicable liquidity provider to purchase from holders all Outstanding VRDP

Shares of such series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all Outstanding VRDP Shares of the applicable series prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Outstanding VRDP Shares of each series to purchase the Outstanding VRDP Shares of such series pursuant to the purchase agreement for such series runs to the benefit of the holders of the Outstanding VRDP Shares of such series and is unconditional and irrevocable, and as such the short-term ratings assigned to the Outstanding VRDP Shares of each series are directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider for the Outstanding VRDP Shares of each series entered into a purchase agreement with respect to the Outstanding VRDP Shares of such series, subject to periodic extension by agreement with the Fund.

Dividends

The holders of Outstanding VRDP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the Outstanding VRDP Shares of such series payable on the dividend payment dates with respect to the Outstanding VRDP Shares of such series. Holders of Outstanding VRDP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding VRDP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Outstanding VRDP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding VRDP Shares on the Mandatory Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the Statement for the Outstanding VRDP Shares of each series and the fee agreement with the liquidity provider for such series, the Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Fund fails to maintain the minimum VRDP asset coverage required under the 1940 Act and the Fund’s agreement with the liquidity provider for the Outstanding VRDP Shares of the applicable series, and such failure is not cured by the applicable cure date. Outstanding VRDP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Fund’s declaration of trust, the Statements, or as otherwise required by applicable law, (i) each holder of Outstanding VRDP Shares is entitled to one vote for each Outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VRDP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of Outstanding VRDP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VRDP Shares or holders of Outstanding VRDP Shares. Holders of Outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding VRDP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding VRDP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with the other preferred shares of the Fund, including the MFP Shares, the other series of Outstanding VRDP Shares and the New AMTP Shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or the trustees. The Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s declaration of trust or the Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” will not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the declaration of trust or the applicable Statement adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s declaration of trust or the Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Fund’s Board believes that the provisions of the Fund’s declaration of trust relating to such higher votes are in the best interests of the Fund.

The Fund’s declaration of trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The provisions of the Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Fund’s declaration of trust provides that common shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of the Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There is no assurance that the Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including New AMTP Shares, MFP Shares, and VRDP Shares.

If the Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including New AMTP Shares, MFP Shares, and VRDP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken.

TAX MATTERS

The discussion below is based on the opinion of Stradley, Ronon, Stevens & Young, LLP (“Tax Counsel”) on the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of New AMTP Shares. Tax Counsel’s opinions are based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of New AMTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, Tax Counsel will deliver its opinion concluding that (i) for federal income tax purposes New AMTP Shares will qualify as equity in the Fund and distributions made with respect to the New AMTP Shares will qualify as exempt-interest dividends to the extent they are reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund) and (ii) the Merger will qualify as a reorganization within the meaning of Section 368(a)(1)(E) of the Code. The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Vedder Price P.C. (“Vedder”) will provide an opinion on the anticipated U.S. federal income tax consequences of certain aspects of the Merger, including an opinion substantially to the effect that (i) no gain or loss will be recognized by the Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub or upon the liquidation of the Merger Sub; and (ii) no gain or loss should be recognized by the Target Fund shareholders upon the conversion of all their Target Fund shares solely into Fund shares in the merger of the Target Fund with and into the Merger Sub (except to the extent the Target Fund common shareholders receive cash in lieu of a fractional Fund common share). Such opinion will be based, in part, on Tax Counsel’s opinion that the New AMTP Shares will constitute equity in the Fund for federal income tax purposes.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in New AMTP Shares. The discussion generally applies only to holders of New AMTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in New AMTP Shares. This summary deals only with U.S. holders that hold New AMTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of New AMTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds New AMTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold New AMTP Shares as a position in a “straddle”, “hedge” or as part of a “constructive sale” for federal income tax purposes. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Information Memorandum, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to any federal income tax.

The Fund primarily invests in municipal securities issued by States, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends to the holders of common shares and New AMTP Shares will qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative minimum tax rules apply to individuals and to corporations. Under legislation commonly known as the Tax Cuts and Jobs Act (the “TCJA”), corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017.

In addition to exempt-interest dividends, the Fund may also distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common and New AMTP Shares. In certain circumstances, the Fund will make payments to holders of New AMTP Shares to offset the tax effects of a taxable distribution.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains in a written statement to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s New AMTP Shares are outstanding the Fund fails to meet the Asset Coverage, the Fund will be required to suspend distributions to holders of its common shares until such Asset Coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Asset Coverage, the Fund will be required to redeem New AMTP Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its common shares and New AMTP Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. (Under the TCJA, corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017.) Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the tax-exempt security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the tax-exempt security was issued.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

The TCJA repealed the exclusion from gross income for interest on pre-refunded municipal securities effective for such securities issued after December 31, 2017.

The IRS indicates that the Fund is required to report distributions paid with respect to its common shares and its New AMTP Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will report dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the New AMTP Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes. In certain circumstances, the Fund will make payments to holders of New AMTP Shares to offset the tax effects of a taxable distribution.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts and broad-based debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40). Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, may disallow, limit or defer the use of certain deductions or losses of the Fund, accelerate the recognition of income or gains to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Tax Treatment of Holders of New AMTP Shares

The Fund intends to continue to qualify as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on common shares and New AMTP Shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of New AMTP Shares to be eligible to be treated as exempt-interest dividends, New AMTP Shares must be treated as stock for federal income tax purposes. Under present law, Tax Counsel is of the opinion that New AMTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to New AMTP Shares (other than distributions in redemption of New AMTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the New AMTP Shares, there can be no assurance that the IRS will not question Tax Counsel’s opinion and the Fund’s treatment of New AMTP Shares as equity. If the IRS were to succeed in such a challenge, holders of New AMTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Except in the case of exempt-interest dividends and capital gain dividends, if any, dividends paid by the Fund generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and reported by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report dividends made with respect to common shares and preferred shares, including New AMTP Shares, as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

A holder of New AMTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of New AMTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of New AMTP Shares to offset the tax effects of the taxable distribution.

Distributions to shareholders of ordinary income other than tax-exempt interest (including net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). Under current law, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20% for taxpayers with income exceeding certain thresholds. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. The TCJA repealed the imposition of the alternative minimum tax on corporation for taxable years of a corporation beginning after December 31, 2017. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. The Fund does not intend to acquire securities the income of which is subject to the federal alternative minimum tax applicable to individuals. However, to the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds, with such exemption limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Individuals and certain trust and estates are generally subject to an increased rate of tax on some or all of their “net investment income,” which will include items of gross income that are attributable to interest, original issue discount and market discount, as well as net gain from the disposition of other property. This tax will generally apply to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisors regarding the applicability of this tax in respect of their shares.

Sale of Shares

The sale of New AMTP Shares by holders will generally be a taxable transaction for federal income tax purposes. A holder of New AMTP Shares who sells such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds resulting from the sale and such holder’s adjusted tax basis in the shares sold. A portion of any such gain will generally be characterized as dividend income to the extent it is attributable to declared but unpaid dividends. If such New AMTP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all New AMTP Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax rules of constructive ownership as owning) any common shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment.

Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or reported amounts of undistributed capital gain that are treated as received) with respect to such shares.

Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Gain or loss on the sale or other disposition of New AMTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss, except that a portion of the amount received on the disposition of New AMTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules described above. Gain or loss will generally be treated as long-term if the New AMTP Shares have been held for more than one year and otherwise will be treated as short-term. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 37% while long-term capital gains generally will be taxed at a maximum rate of 20% (a taxpayer’s effective rate of tax may, however, be different).

The Fund may, at its option, redeem New AMTP Shares in whole or in part, and is required to redeem New AMTP Shares to the extent required to maintain the Effective Leverage Ratio and the

Asset Coverage or because of a Failed Transition or Failed Adjustment Event. Gain or loss, if any, resulting from a redemption will generally be taxed as gain or loss from the sale or exchange under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of the common shares will be taken into account. As in the case of a sale or exchange, a portion of the amount received on the redemption of New AMTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules discussed above.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). The current rate of backup withholding is 24%. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in New AMTP Shares.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare, 250 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

MISCELLANEOUS

To the extent that a holder of New AMTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of New AMTP Shares, more than 10% of the Fund’s outstanding preferred shares), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits realized on purchases and sales, or sales and purchases, of the Fund’s preferred shares (including New AMTP Shares) that are made within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund may be accessed through the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund’s audited financial statements for the fiscal year ended October 31, 2018, together with the report of KPMG LLP thereon, are incorporated in this Information Memorandum by reference to its 2018 Annual Report. Copies of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. Other than the financial statements included in the Fund’s Annual Report, the information contained in, or that can be accessed through, the SEC’s or the Fund’s website is not part of this Information Memorandum.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of New AMTP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New AMTP Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents attached hereto as an appendix or otherwise available upon request from the Fund each such statement being qualified in all respects by this reference.

APPENDIX A

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

[Begins on the Following Page]

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NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF

ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

Series 2028

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TABLE OF CONTENTS

Page

RECITALS		A1-4
DESIGNATION OF SERIES		A1-4

ARTICLE 1 DEFINITIONS		A1-5

1.1	Definitions	A1-5
1.2	Interpretation	A1-15
1.3	Liability of Officers, Trustees and Shareholders	A1-15

ARTICLE 2 TERMS APPLICABLE TO AMTP SHARES		A1-15

2.1	Number of Shares; Ranking	A1-15
2.2	Dividends and Distributions	A1-16
2.3	Liquidation Rights	A1-20
2.4	Coverage & Leverage Tests	A1-21
2.5	Redemption	A1-22
2.6	Voting Rights	A1-28
2.7	Rating Agencies	A1-31
2.8	Issuance of Additional Preferred Shares	A1-31
2.9	Status of Redeemed or Repurchased AMTP Shares	A1-32
2.10	Distributions with respect to Taxable Allocations	A1-32
2.11	Liquidity Account and Failed Adjustment Liquidity Requirement	A1-33
2.12	Liquidity Account and Failed Transition Liquidity Requirement	A1-34
2.13	Global Certificate.	A1-35
2.14	Notice	A1-35
2.15	Termination	A1-35
2.16	Appendices	A1-35
2.17	Actions on Other than Business Days.	A1-35
2.18	Modification	A1-35
2.19	Transfers.	A1-36
2.20	No Additional Rights.	A1-36

ARTICLE 3 THIRD PARTY PURCHASE OF AMTP SHARES		A1-36

3.1	Third Party Purchase Procedures.	A1-36

ARTICLE 4 TRANSITION		A1-37

4.1	General Provisions.	A1-37
4.2	Notice of Transition.	A1-38
4.3	Failed Transition Period.	A1-38

Appendix A Designation and Terms Specific to Series 2028 AMTP Shares	A1-40

Exhibit I Form of Term Adjustment Notice	A1-47

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NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND

PREFERENCES OF ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST: The Fund is authorized under Article IV of the Fund’s Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of Preferred Shares (as defined below), par value $.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of Preferred Shares, $0.01 par value per share, of the Fund, such shares to be classified as Adjustable Rate MuniFund Term Preferred Shares, Series 2028 (the “AMTP Shares”). The initial terms related to the AMTP Shares are set forth in this Statement, as modified by the Appendix (as defined below) attached hereto. Changes to such initial terms shall be set forth in a Supplement (as defined in Article I) to the Appendix or in a separate statement establishing and fixing the rights and preferences of the AMTP Shares.

THIRD: The number of shares, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the AMTP Shares subject to this Statement, as now or hereafter authorized by the Board of Trustees, are set forth in this Statement, as modified or amended from time to time in the appendix to this Statement (the “Appendix”) and in any Supplement thereto that is then in effect, as applicable, specifically relating to such AMTP Shares (such shares subject to this Statement being referred to herein individually as an “AMTP Share” and collectively as the “AMTP Shares”). The effective date of this Statement is [•].

DESIGNATION OF SERIES

The Fund initially shall designate in Appendix A hereto the initial additional or different terms and conditions to apply to the AMTP Shares of the Fund for a period commencing on the effective date of this Statement and ending not later than the Term Redemption Date.

The Fund, as authorized by the Board of Trustees and in accordance with and subject to Section 2.2(h), may modify or amend the terms and conditions applicable to the AMTP Shares, and any such Adjusted Terms (as defined in Article I) applicable to the AMTP Shares will be set forth in a Supplement to the Appendix.

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ARTICLE 1 DEFINITIONS

1.1    Definitions. Unless the context or use indicates another or different meaning or intent and except with respect the AMTP Shares as specifically provided in the Appendix, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding AMTP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of the United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Holder of AMTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of AMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of AMTP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Adjusted Dividend Amount” means, with respect to the AMTP Shares, a new Dividend Amount, as established pursuant to Section 2.2(h) and set forth in a Supplement to the Appendix.

“Adjusted Terms” has the meaning set forth in Section 2.2(h)(xi).

“Adjusted Terms Agreement” means, with respect to the AMTP Shares, a written agreement between the Fund and the Required Designated Owners with respect to an Adjusted Dividend Amount and/or any other Adjusted Terms as may be established pursuant to Section 2.2(h).

“Adjusted Terms Agreement Date” has the meaning set forth in Section 2.2(h)(iv).

“Adjusted Terms Effective Date” shall have the meaning, with respect to the AMTP Shares, as set forth in a Supplement to the Appendix.

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“Adviser” means Nuveen Fund Advisors, LLC, a Delaware limited liability company, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more AMTP Shares through the Securities Depository, directly or indirectly, for a Designated Owner and that will be authorized and instructed, directly or indirectly, by a Designated Owner to disclose information to the Redemption and Paying Agent with respect to such Designated Owner.

“AMTP Shares” shall have the meaning as set forth in the Recitals of this Statement.

“Appendix” shall have the meaning as set forth in the Recitals of this Statement.

“Applicable Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

“Banks” shall have the meaning as set forth in Section 2.19(a).

“Below Investment Grade” means, with respect the AMTP Shares and as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i)    lower than BBB-, in the case of Fitch;

(ii)    lower than an equivalent long-term credit rating to that set forth in clause (i), in the case of any Other Rating Agency; and

(iii)    unrated, if no Rating Agency is rating the AMTP Shares.

“Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Closed-End Funds” shall have the meaning as set forth in Section 2.19(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall

A1-6

be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

“Custodian Agreement” means any Custodian Agreement by and between the Custodian and the Fund.

“Date of Original Issue” shall have the meaning as set forth in the Appendix.

“Declaration” shall have the meaning as set forth in the Recitals of this Statement.

“Default” shall mean a Dividend Default or a Redemption Default.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)    cash or any cash equivalent;

(2)    any U.S. Government Obligation;

(3)    any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)    any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Obligations or any combination thereof; or

(5)    any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Designated Owner” means a Person in whose name the AMTP Shares are recorded as beneficial owner by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be.

“Dividend Amount” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

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“Dividend Payment Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Rate Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Failed Adjustment Event” means that, in the case of a Term Adjustment Notice delivered to the Fund by the Majority Designated Owner, on or before the Scheduled Term Adjustment Period Expiration Date, or such other date as the Fund and the Required Designated Owners shall agree, (i) the Fund and the Required Designated Owners shall have failed to enter into an Adjusted Terms Agreement, or (ii) a Third Party Purchase has not been completed, and in either case such Term Adjustment Notice shall not have been previously withdrawn.

“Failed Adjustment Liquidity Requirement” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Period Applicable Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Redemption” shall have the meaning as set forth in Section 2.2(h)(v).

“Failed Adjustment Redemption Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Redemption Price” shall have the meaning as set forth in Section 2.5(d).

“Failed Transition Event” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

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“Failed Transition Liquidity Requirement” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Period Applicable Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Redemption Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Redemption Price” shall have the meaning as set forth in Section 2.5(e).

“Fitch” means Fitch Ratings, a part of the Fitch Group, and any successor or successors thereto.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the AMTP Shares or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Increased Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Increased Spread Period” shall have the meaning as set forth in Section 2.2(g)(i).

“Initial LIBOR Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Initial Rate Period” means the Initial LIBOR Rate Period or the Initial SIFMA Rate Period, as applicable.

“Initial SIFMA Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“LIBOR Index Rate” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“LIBOR Rate Determination Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“LIBOR Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Liquidation Preference” means the amount specified as the liquidation preference per share in the Appendix.

“Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than Baa3 by Moody’s, BBB- by Standard & Poor’s, BBB- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

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“London Inter-Bank Offered Rate” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Majority Designated Owner” of AMTP Shares means the Designated Owner at the relevant date of more than 50% of the Outstanding AMTP Shares.

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Mandatory Tender” means the mandatory tender of all Outstanding AMTP Shares by the Required Designated Owners thereof in connection with a Third Party Purchase (including a Third Party Purchase effected in connection with a Transition), as set forth in Section 2.2(h)(vii), Section 3.1 and Article 4, as applicable.

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees, which pricing service shall be Standard & Poor’s Securities Evaluations, Inc./J. J. Kenny Co., Inc. (or any successor thereto), Interactive Data Corporation (or any successor thereto) or such other independent third-party pricing service broadly recognized in the tax-exempt fund market. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Securities of comparable quality, type of issue, coupon, maturity and rating; state of issuance; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Maximum Amount” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Securities” means municipal securities as described under the heading “Portfolio Investments” in the information memorandum or other offering document for the AMTP Shares.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(f)(i).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

“NRSRO” means (a) each of Fitch, Moody’s and Standard & Poor’s so long as such Person is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act and (b) any other nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund.

“Nuveen Person” means the Adviser or any affiliated person of the Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the AMTP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

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“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means the premium (if any) payable by the Fund upon the redemption of AMTP Shares at the option of the Fund, as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Other Rating Agency” means each Rating Agency, if any, other than Fitch then providing a rating for the AMTP Shares pursuant to the request of the Fund.

“Outstanding” means, as of any date with respect to the AMTP Shares, the number of AMTP Shares theretofore issued by the Fund except (without duplication):

(a)        any shares theretofore exchanged, cancelled or redeemed or delivered to the Redemption and Paying Agent for exchange, cancellation or redemption in accordance with the terms hereof;

(b)        any shares as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5; and

(c)        any shares as to which the Fund shall be the Holder or the Designated Owner.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including the AMTP Shares, shares of any other series of preferred shares now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Purchase Agreement” means (i) with respect to the AMTP Shares issued pursuant to this Statement, the Purchase Agreement dated as of [•] between the Fund and the initial holder of the AMTP Shares; or (ii) with respect to any Third Party Purchase, the purchase agreement, if any, between the Fund and such purchaser, as applicable.

“Rate Determination Date” means, with respect to the Initial Rate Period for the AMTP Shares, the day immediately preceding the Date of Original Issue, and with respect to any Subsequent Rate Period for the AMTP Shares, the last day of the immediately preceding Rate Period or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

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“Rating Agencies” means, as of any date and in respect of the AMTP Shares, (i) Fitch; and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.7, in each case (i) or (ii) above to the extent it maintains a rating on the AMTP Shares on such date and has not been replaced as a Rating Agency in accordance with Section 2.7 and (ii) any Other Rating Agency designated as a Rating Agency on such date. Fitch has initially been designated as the Rating Agency for purposes of the AMTP Shares. In the event that at any time any Rating Agency (A) ceases to be a Rating Agency for purposes of the AMTP Shares and such Rating Agency has been replaced by an Other Rating Agency in accordance with Section 2.7, any references to any credit rating of the replaced Rating Agency in this Statement, the Appendix and any Supplement thereto that is in effect, as applicable, shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the Other Rating Agency that has replaced such Rating Agency as of the most recent date on which such replacement Other Rating Agency published credit ratings for the AMTP Shares or (B) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Statement, the Appendix and any Supplement thereto that is in effect, as applicable, shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of the AMTP Shares is terminated in accordance with Section 2.7, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement, the Appendix and any Supplement thereto that is in effect, as applicable, shall be disregarded, and only the ratings of the then-designated Rating Agencies shall be taken into account for purposes of this Statement, the Appendix and any Supplement thereto that is in effect, as applicable.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to the AMTP Shares for so long as any AMTP Shares are Outstanding.

“Ratings Event” shall have the meaning set forth in Section 2.2(g)(i).

“Redemption and Paying Agent” means, with respect to the AMTP Shares, collectively, Computershare Trust Company, N.A. and Computershare Inc. and their successors or any other redemption and paying agent appointed by the Fund with respect to the AMTP Shares.

“Redemption and Paying Agent Agreement” means, with respect to the AMTP Shares, the Transfer Agency and Service Agreement effective as of June 15, 2017 between the Redemption and Paying Agent, the Fund and certain other Persons, as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other redemption and paying agent appointed by the Fund.

“Redemption Date” shall have the meaning as set forth in Section 2.5(f)(i).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price, the Failed Adjustment Redemption Price, the Failed Transition Redemption Price or the Optional Redemption Price, as applicable.

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“Required Designated Owners” of AMTP Shares means the Designated Owners of 100% of the Outstanding AMTP Shares.

“Scheduled Term Adjustment Period Expiration Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the AMTP Shares.

“Settlement Agent” means, with respect to the AMTP Shares, an agent of the Fund appointed by a resolution of the Board of Trustees to accept AMTP Shares subject to a Mandatory Tender and to facilitate the settlement of a Third Party Purchase of such AMTP Shares.

“SIFMA Index Rate” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SIFMA Municipal Swap Index” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SIFMA Rate Determination Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SIFMA Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares, as it may be amended or supplemented from time to time in accordance with its terms.

“Subsequent LIBOR Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Subsequent Rate Period” means the Subsequent LIBOR Rate Period or the Subsequent SIFMA Rate Period, as applicable.

“Subsequent SIFMA Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Supplement” means, with respect to the AMTP Shares, a written document, authorized and approved by the Board of Trustees, that amends the Appendix, or a previous Supplement, relating to the AMTP Shares to reflect any Adjusted Terms agreed to in accordance with Section 2.2(h) in an Adjusted Terms Agreement.

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“Tax Event” shall have the meaning as set forth in Section 2.2(g)(i).

“Taxable Allocation” means, with respect to the AMTP Shares, the allocation of any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid in respect of the AMTP Shares.

“Term Adjustment Notice” means a notice of a proposed Adjusted Dividend Amount (and/or any other Adjusted Terms) in the form of EXHIBIT I hereto, delivered by either the Fund or the Majority Designated Owner in accordance with Section 2.2(h).

“Term Adjustment Notice Period” means, with respect to any Term Adjustment Notice, the period commencing on the date of delivery of the Term Adjustment Notice and ending on the earliest to occur of (i) withdrawal of the Term Adjustment Notice in accordance with Section 2.2(h)(iii), (ii) the related Adjusted Terms Agreement Date, (iii) the Third Party Purchase Date, (iv) the date of a Failed Adjustment Event and (v) the Transition Date, as applicable.

“Term Redemption Date” means the date specified as the Term Redemption Date in the Appendix and any Supplement thereto that is in effect, as applicable.

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“Third Party Purchase” shall have the meaning set forth in Section 2.2(h)(v).

“Third Party Purchase Date” means the date on which a Third Party Purchase is completed.

“Third Party Purchase Price” means, for the AMTP Shares subject to a Third Party Purchase, a price per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and other distributions on such share accumulated from and including the Date of Original Issue to (but excluding) the Third Party Purchase Date (whether or not earned or declared by the Fund, but without interest thereon).

“Third Party Purchaser” means a Person (other than the Fund or the Required Designated Owners) that agrees, during a Term Adjustment Notice Period or pursuant to a Transition, to purchase all of the Outstanding AMTP Shares as described in Section 2.2(h) or Article 4, as applicable.

“Transition” means the proposed transfer to a Third Party Purchaser of beneficial ownership of all Outstanding AMTP Shares initiated by the Fund, at its option and without any requirement for any Person to deliver a Term Adjustment Notice, pursuant to Article 4.

“Transition Date” has the meaning set forth in Section 4.1(b).

“Transition Notice” has the meaning set forth in Section 4.2(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

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Any additional definitions specifically set forth in the Appendix and any Supplement thereto that is in effect, as applicable, any amendments to any definitions specifically set forth in the Appendix and any Supplement thereto that is in effect, as applicable, as such Appendix or Supplement may be amended or further supplemented from time to time, shall be incorporated herein and made part hereof by reference thereto.

1.2        Interpretation.    The headings preceding the text of Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Sections and references to Articles shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

1.3        Liability of Officers, Trustees and Shareholders.    A copy of the Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and notice hereby is given that this Statement is executed on behalf of the Fund by an officer of the Fund in his or her capacity as an officer of the Fund and not individually and that the obligations of the Fund under or arising out of this Statement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund. All persons extending credit to, contracting with or having a claim against the Fund must look solely to the Fund’s assets and property for the enforcement of any claims against the Fund as none of the Fund’s officers, agents or shareholders, whether past, present or future, assume any personal liability for obligations entered on behalf of the Fund.

ARTICLE 2 TERMS APPLICABLE TO

AMTP SHARES

Except for such changes and amendments hereto with respect to AMTP Shares that are specifically contemplated by the Appendix or any Supplement to the Appendix as then in effect, the AMTP Shares shall have the following terms:

2.1        Number of Shares; Ranking.

(a)        The number of authorized shares constituting the AMTP Shares shall be as set forth in the Appendix hereto. No fractional AMTP Shares shall be issued.

(b)        The AMTP Shares shall rank on a parity with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The AMTP Shares shall have preference with

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respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c)        No Holder of AMTP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any AMTP Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

2.2        Dividends and Distributions.

(a)        The Holders of AMTP Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and other distributions on Common Shares, cumulative cash dividends and other distributions on each AMTP Share in an amount equal to the Dividend Amount, calculated as set forth in this Statement, the Appendix hereto and any Supplement thereto that is in effect, and no more. Dividends and other distributions on the AMTP Shares shall accumulate from the Date of Original Issue. The amount of dividends per share payable on AMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The Dividend Amount accumulated shall be computed as provided in the Appendix and any Supplement thereto that is in effect, as applicable. The Dividend Spread for such AMTP Shares shall be adjusted to the Increased Spread for each Increased Spread Period (or portion of a Rate Period to which the Increased Spread otherwise applies) as provided in Section 2.2(g) below. The Dividend Spread for such AMTP Shares shall be adjusted (i) to the Failed Transition Period Applicable Spread for each Rate Period (or portion of a Rate Period to which the Failed Transition Period Applicable Spread otherwise applies) as provided in Section 4.3 below and (ii) to the Failed Adjustment Period Applicable Spread for each Rate Period (or portion of a Rate Period to which the Failed Adjustment Period Applicable Spread otherwise applies) as provided in Section 2.2(h)(v) below.

(b)        Dividends on AMTP Shares with respect to any Dividend Period shall be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.2(f) hereof.

(c)        (i)    No full dividends and other distributions shall be declared or paid on AMTP Shares for any Dividend Period or part thereof unless full cumulative dividends and other distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares ranking on a parity with AMTP Shares have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all such outstanding Preferred Shares of any series, any dividends and other distributions being declared and paid on AMTP Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on the shares of each such series of Preferred Shares on the relevant dividend payment date for such series. Subject to Section 2.10 (and Section 2.5 of the Purchase Agreement), no Holders of AMTP Shares shall be entitled to any dividends and other distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and other distributions as provided in this Statement on such AMTP Shares.

(ii)    For so long as any AMTP Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in

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Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions on all AMTP Shares and all other series of Preferred Shares ranking on a parity with the AMTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(f)(ii) hereof with respect to Outstanding AMTP Shares to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)        Any dividend payment made on AMTP Shares shall first be credited against the dividends and other distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

(d)        Not later than 12:00 noon, New York City time, on the Dividend Payment Date, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions that are payable on such Dividend Payment Date. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e)        All Deposit Securities deposited with the Redemption and Paying Agent for the payment of dividends payable on the AMTP Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of AMTP Shares entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(f)        Dividends on AMTP Shares shall be paid on each Dividend Payment Date to the Holders of such shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on AMTP Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on AMTP Shares which may be in arrears.

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(g)    (i)    The Dividend Spread used to compute the Dividend Amount on AMTP Shares shall be adjusted to the Increased Spread for each Increased Spread Period (as hereinafter defined). Subject to the cure provisions of Section 2.2(g)(iii), a Rate Period with respect to AMTP Shares shall be deemed to be an “Increased Spread Period” if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated by Section 2.2(g)(ii); (B) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by Section 2.2(g)(ii); (C) any Rating Agency has withdrawn the credit rating required to be maintained pursuant to Section 2.7 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the AMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist at any time that the AMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder.

(ii)    Subject to the cure provisions of Section 2.2(g)(iii), a Dividend Default or a Redemption Default on the AMTP Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such AMTP Shares and any unpaid Redemption Price on such AMTP Shares shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent.

(iii)    No Increased Spread Period for AMTP Shares with respect to any Dividend Default or Redemption Default shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of such AMTP Shares (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Increased Spread applied to the amount and period of such non-payment, determined as provided in Section 2.2(a).

(h)    The following are the procedures for proposing and establishing an Adjusted Dividend Amount (and/or any other Adjusted Terms):

(i)    On any Business Day, the Fund, at its option, may seek to establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the AMTP Shares, or by requesting the Redemption and Paying Agent, on behalf of the Fund, to promptly do so.

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(ii)    On any Business Day, a Majority Designated Owner, at its option, may seek to have the Fund establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Fund. Promptly after receiving such notice from such Majority Designated Owner, if such Majority Designated Owner then owns less than 100% of the Outstanding AMTP Shares, the Fund shall deliver, or request the Redemption and Paying Agent, on behalf of the Fund, to deliver, notice thereof by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the AMTP Shares.

(iii)    A Term Adjustment Notice may be withdrawn at any time by the proposing party prior to agreement in writing to a proposed Adjusted Dividend Amount (and/or other Adjusted Terms) with the other party pursuant to such Term Adjustment Notice, in which case the Term Adjustment Notice Period shall terminate. Notice of withdrawal of a Term Adjustment Notice shall be made by overnight delivery, by first class mail, postage prepaid or by Electronic Means. After the Majority Designated Owner delivers a Term Adjustment Notice and while the related Term Adjustment Notice Period is continuing, if at any time during the period commencing forty-five (45) calendar days prior to the Scheduled Term Adjustment Period Expiration Date, the Majority Designated Owner decreases its ownership level of AMTP Shares to 50% or less of the Outstanding AMTP Shares, its Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

(iv)    Following delivery of a Term Adjustment Notice, the Fund and the Required Designated Owners shall have until the Scheduled Term Adjustment Period Expiration Date, or such other date as the Fund and the Required Designated Owners shall agree, to agree in writing to a proposed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), and enter into an Adjusted Terms Agreement (the date of such agreement, the “Adjusted Terms Agreement Date”). The agreed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), if any, may be the rate (and/or any other Adjusted Terms) proposed in the Term Adjustment Notice or such other rate (and/or any other Adjusted Terms) as the Fund and the Required Designated Owners may agree. If the Fund and the Required Designated Owners enter into an Adjusted Terms Agreement during the Term Adjustment Notice Period, then the Adjusted Dividend Amount (and/or any other Adjusted Terms) shall become effective on the Adjusted Terms Effective Date.

(v)    During a Term Adjustment Notice Period, if the Majority Designated Owner is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to (A) enter into an Adjusted Terms Agreement, or (B) arrange a Third Party Purchase as described below. The Fund shall provide the Required Designated Owners with at least ten (10) calendar days (or such shorter period as may be consented to by all of the Designated Owners, which consent shall not be deemed to be a vote required by Section 2.6) prior written notice of a Third Party Purchase Date. A “Third Party Purchase” means the purchase of all of the Outstanding AMTP Shares from the Required Designated Owners by a Third Party Purchaser, at a price equal to the Third Party Purchase Price for the AMTP Shares, and which is settled in accordance with the procedures described in Section 3.1. If the Majority Designated Owner is the proposing party, and the Fund and the Required Designated Owners fail to enter into an Adjusted Terms Agreement and the Fund is unable to arrange a Third Party Purchase during the Term Adjustment Notice Period, then (i) the proposed Adjusted Dividend Amount shall not take effect, (ii) such failure shall constitute a Failed Adjustment Event, (iii) a Failed Adjustment Period shall commence and (iv) the Fund shall redeem all of the Outstanding AMTP Shares on the Failed Adjustment Redemption Date resulting from

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such Failed Adjustment Event (a “Failed Adjustment Redemption”). During a Failed Adjustment Period, the Dividend Spread used to calculate the Dividend Amount shall be the Failed Adjustment Period Applicable Spread.

(vi)    During a Term Adjustment Notice Period, if the Fund is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to agree with the Required Designated Owners on the Adjusted Dividend Amount (and/or any other Adjusted Terms) for the AMTP Shares. If the Fund and the Required Designated Owners fail to reach such agreement during the Term Adjustment Notice Period, the Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

(vii)    In the event that a Third Party Purchase of AMTP Shares is arranged by the Fund pursuant to Section 2.2(h)(v) or in connection with a Transition pursuant to Article 4, (A) the Fund shall appoint a Settlement Agent in connection with such Third Party Purchase and the associated Mandatory Tender and (B) all Outstanding AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Third Party Purchase Date or Transition Date, as applicable, in accordance with Section 3.1.

(viii)    Delivery of a Term Adjustment Notice pursuant to Section 2.2(h)(i) shall not preclude the simultaneous or subsequent delivery of a Term Adjustment Notice pursuant to Section 2.2(h)(ii) or a Transition Notice pursuant to Section 4.2(a), and vice versa.

(ix)    An Adjusted Dividend Amount (and/or any other Adjusted Terms), once established, may be further adjusted or replaced with a new Adjusted Dividend Amount (and/or any other Adjusted Terms) in accordance with the terms hereof.

(x)    The Adjusted Dividend Amount (and/or any other Adjusted Terms) agreed to in accordance with the foregoing procedures shall be set forth in an Adjusted Terms Agreement and the associated Supplement to the Appendix.

(xi)    A Term Adjustment Notice pursuant to this Section 2.2(h) may propose modified or new terms for the AMTP Shares, including, but not limited to, the Dividend Amount, as well as, as applicable, the Applicable Spread, the Rate Determination Date(s) and the Dividend Period(s) (collectively, “Adjusted Terms”); provided, that no Adjusted Terms shall be proposed that modify the terms of Section 2.1, Section 2.2(c), this Section 2.2(h)(xi), Section 2.3, Section 2.5(a), Section 2.5(f)(v) or Section 2.6 of this Statement.

2.3            Liquidation Rights.

(a)        In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of AMTP Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and other distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but without interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

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(b)        If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding AMTP Shares and any other outstanding Preferred Shares ranking on a parity with the AMTP Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such AMTP Shares plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such AMTP Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding AMTP Share plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c)        Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4            Coverage & Leverage Tests.

(a)        Asset Coverage Requirement.    For so long as any AMTP Shares are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b)        Calculation of Asset Coverage.    For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no AMTP Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such AMTP Shares or other Preferred Shares) to pay the full redemption price for such AMTP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such AMTP Shares or other Preferred Shares and the requisite notice of redemption for such AMTP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)        Effective Leverage Ratio Requirement.    For so long as AMTP Shares are Outstanding, the Effective Leverage Ratio shall not exceed 45% as of the close of business on any Business Day; provided, however, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio shall not exceed 46% on such Business Day. If the Effective

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Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d)        Calculation of Effective Leverage Ratio.    For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)        The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)        The sum of (A) the Market Value of the Fund’s total assets (for the avoidance of doubt, determined on a separate company basis, without consolidating the assets held in special purpose vehicles, such as tender option bond trusts, but including the associated inverse floating rate securities owned by the Fund) (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities or funds referred to in clause (A) of Section 2.4(d)(i) above), less the amount of the Fund’s accrued liabilities (for the avoidance of doubt, other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and other than floating rate securities described in Section 2.4(d)(ii)(B) below), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.5        Redemption.    The AMTP Shares shall be subject to redemption by the Fund as provided below:

(a)        Term Redemption.    The Fund shall redeem all AMTP Shares on the Term Redemption Date, at a price per share equal to the Liquidation Preference per share plus an amount equal to all unpaid dividends and other distributions on such share accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date (whether or not earned or declared by the Fund, but without interest thereon) (the “Term Redemption Price”).

(b)        Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)        Asset Coverage Mandatory Redemption.    (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.5(b)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, redeem a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of AMTP

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Shares, to enable it to meet the requirements of Section 2.5(b)(i)(B). In connection with such redemption, the Fund shall, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, in accordance with the terms of the Preferred Shares to be redeemed. In addition, in accordance with the terms of the Preferred Shares to be redeemed, the Fund shall cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in accordance with the terms of the Preferred Shares to be redeemed. In the event that any AMTP Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share plus an amount equal to all unpaid dividends and other distributions on such share accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon) (the “Mandatory Redemption Price”).

(B)    On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem at the Mandatory Redemption Price, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of AMTP Shares) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of AMTP Shares and other Preferred Shares the redemption or retirement of which would have such result, all AMTP Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(i) a sufficient number of AMTP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of AMTP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those AMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding AMTP Shares are to be redeemed pursuant to this Section 2.5(b)(i), the number of AMTP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding AMTP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(b)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

(ii)        Effective Leverage Ratio Mandatory Redemption.    (A) If (1) the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c) or (2) with respect to the AMTP Shares issued pursuant to this Statement, the Fund fails to comply with

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the Effective Leverage Ratio requirement calculated as set forth in Section 6.13 of the Purchase Agreement applicable to AMTP Shares if such requirement shall still be in effect in accordance with the terms of such Purchase Agreement, the Fund fails to comply with any additional requirements relating to the calculation of the Effective Leverage Ratio pursuant to the Purchase Agreement or Appendix or any Supplement thereto then in effect as applicable, and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption required by this Section 2.5(b)(ii), the Fund shall cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Statement, and under the Appendix and any Supplement thereto then in effect as applicable, and Purchase Agreement for the AMTP Shares in respect of which the Effective Leverage Ratio is being determined) to not exceed the Effective Leverage Ratio required under Section 2.4(c) as so determined, by (x) not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, causing a notice of redemption to be issued, and in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of AMTP Shares, or (z) engaging in any combination of the actions contemplated by, clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any AMTP Shares are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such AMTP Shares at a price per AMTP Share equal to the Mandatory Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(ii) a sufficient number of AMTP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.

(B)        On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of AMTP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those AMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding AMTP Shares are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A), the number of AMTP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding AMTP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable in each case, in accordance with the 1940 Act; provided that such

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method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(b)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.

(c)        Optional Redemption.

(i)        Subject to the provisions of Section 2.5(c)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding AMTP Shares, at a redemption price per AMTP Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per AMTP Share plus (y) an amount equal to all unpaid dividends and other distributions on such AMTP Share accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but without interest thereon) plus (z) the Optional Redemption Premium per share (if any) that is applicable to an optional redemption of AMTP Shares that is effected on such Optional Redemption Date as set forth in the Appendix and any Supplement thereto that is then in effect, as applicable.

(ii)        If fewer than all of the outstanding AMTP Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares to be redeemed shall be selected either (A) pro rata, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided, in each such case, that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(c)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which AMTP Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii)        The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(f) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of AMTP Shares by reason of the redemption of such AMTP Shares on such Optional Redemption Date.

(iv)        AMTP Shares redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.5(b)(i)(B) or Section 2.5(b)(ii) shall be considered mandatorily redeemed pursuant to such Section, as applicable, and not subject to this Section 2.5(c).

(d)        Failed Adjustment Mandatory Redemption.    In the event of a Failed Adjustment Event, the Fund shall redeem all Outstanding AMTP Shares on the Failed Adjustment Redemption Date, at a price per share equal to (i) the Liquidation Preference per AMTP Share plus (ii) an amount equal to all unpaid dividends and other distributions on such AMTP Share accumulated from and including the Date of Original Issue of such AMTP Share to (but excluding) the Failed Adjustment Redemption Date (whether or not earned or declared by the Fund, but without interest thereon (the “Failed Adjustment Redemption Price”).

(e)        Failed Transition Mandatory Redemption.    In the event of a Failed Transition Event, the Fund shall redeem all Outstanding AMTP Shares on the Failed Transition Redemption Date, at a price per share equal to (i) the Liquidation Preference per AMTP Share plus (ii) an amount equal to all unpaid dividends and other distributions on such AMTP Share accumulated from and including

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the Date of Original Issue of such AMTP Share to (but excluding) the Failed Transition Redemption Date (whether or not earned or declared by the Fund, but without interest thereon (the “Failed Transition Redemption Price”).

(f)        Procedures for Redemption.

(i)        If the Fund shall determine or be required to redeem, in whole or in part, AMTP Shares pursuant to Section 2.5(a), (b), (c), (d) or (e) the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than five (5) calendar days (or such shorter notice period as may be consented to by all of the Designated Owners of the AMTP Shares, which consent shall not be deemed to be a vote required by Section 2.6) prior to the date fixed for redemption pursuant to this Section 2.5(f) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the series and number of AMTP Shares to be redeemed; (C) the CUSIP number for AMTP Shares of such series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the AMTP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all AMTP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of AMTP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to Section 2.5(c) of this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. The Fund may provide in any Notice of Redemption relating to a Failed Adjustment Event contemplated to be effected pursuant to Section 2.5(d) that such redemption is subject to the condition of the Failed Adjustment Event being continuing on the related Redemption Date. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)        If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the AMTP Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the AMTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of

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clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii)        Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the AMTP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such AMTP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(f)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the AMTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred sixty-five (365) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the AMTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv)        On or after the Redemption Date, each Holder of AMTP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such AMTP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such AMTP Shares, without interest, and in the case of a redemption of fewer than all the AMTP Shares represented by such certificate(s), a new certificate representing the AMTP Shares that were not redeemed.

(v)        Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any AMTP Shares or other series of Preferred Shares ranking on a parity with the AMTP Shares with respect to dividends and other distributions unless all accumulated and unpaid dividends and distributions on all Outstanding AMTP Shares and shares of other series of Preferred Shares for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares for the payment of such dividends and other distributions) shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding AMTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding AMTP Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

(vi)        To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration, this Statement, and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. In the case of any redemption pursuant to Section 2.5(c) or Section 2.5(d), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect

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to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any AMTP Shares, dividends may be declared and paid on such AMTP Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such AMTP Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(g)        Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of AMTP Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of AMTP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(f)(iii) above.

(h)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable law, but shall effect no redemption except in accordance with the 1940 Act and any applicable law.

(i)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the AMTP Shares, provided that such modification does not materially and adversely affect the Holders of the AMTP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6        Voting Rights.

(a)        One Vote Per AMTP Share. Except as otherwise provided in the Declaration, this Statement or as otherwise required by law, (i) each Holder of AMTP Shares shall be entitled to one vote for each AMTP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding AMTP Shares, and Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding AMTP Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares and Preferred Shares, including AMTP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting For Additional Trustees.

(i)        Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including AMTP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including AMTP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the

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exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if, at the close of business on any dividend payment date for any outstanding Preferred Shares including any Outstanding AMTP Shares, accumulated dividends (whether or not earned or declared) on such outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)        if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice or the delivery of such notice by such other means as are described in clause (ii) above. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii)    Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of AMTP Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of AMTP Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

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(c)        Holders of AMTP Shares to Vote on Certain Matters.

(i)        Certain Amendments Requiring Approval of AMTP Shares. Except as otherwise permitted by the terms of this Statement, including without limitation, Section 2.2(h), so long as any AMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMTP Shares subject to this Statement Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such AMTP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the AMTP Shares, and (ii) a division of a AMTP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the AMTP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of an AMTP Share or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such AMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such AMTP Share (other than solely as a result of a division of an AMTP Share). So long as any AMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMTP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement, including any Appendix or any Supplement thereto.

(ii)        1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including AMTP Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(d)        Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Declaration or this Statement, the Holders of AMTP Shares shall not have any relative rights or preferences or other special rights with respect to voting such AMTP Shares other than those specifically set forth in this Section 2.6; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of AMTP Shares that any action or inaction by the Fund shall require the consent or approval of such Holder or Designated Owner.

(e)        No Cumulative Voting. The Holders of AMTP Shares shall have no rights to cumulative voting.

(f)        Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on any AMTP Shares on the

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Dividend Payment Date therefor, the exclusive remedy of the Holders of the AMTP Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends in an amount other than the Dividend Amount in the circumstances contemplated by this Statement.

(g)        Holders Entitled to Vote. For purposes of determining any rights of the Holders of AMTP Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of AMTP Shares shall be entitled to vote any AMTP Share and no AMTP Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such AMTP Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such AMTP Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No AMTP Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7         Rating Agencies.

The Fund shall use commercially reasonable efforts to cause the Rating Agencies to issue long-term credit ratings with respect to the AMTP Shares for so long any AMTP Shares are Outstanding. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to the AMTP Shares so long as either (i) immediately following such termination, there would be at least one Rating Agency or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders; provided that such replacement shall not occur unless such replacement Other Rating Agency shall have at the time of such replacement (i) published a rating for the AMTP Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Other Rating Agencies hereunder with respect to the AMTP Shares by notice to the Holders. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any AMTP Shares, or Common Shares.

2.8        Issuance of Additional Preferred Shares.

So long as any AMTP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof authorize, establish and create and issue and sell shares of one or more series of Preferred Shares, ranking on a parity with AMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established or created, including additional AMTP Shares (to the extent the prior written consent of the Majority Designated Owner has been obtained if such AMTP Shares are issued pursuant to this Statement), in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the

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proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b)) of at least 225% and an Effective Leverage Ratio (calculated in the same manner as contemplated by Section 2.4(d)) not in excess of 45%.

2.9        Status of Redeemed or Repurchased AMTP Shares.

AMTP Shares that at any time have been redeemed, exchanged or purchased by the Fund shall, after such redemption, exchange or purchase, have the status of authorized but unissued Preferred Shares.

2.10      Distributions with respect to Taxable Allocations.

Whenever a Taxable Allocation is to be paid by the Fund with respect to the AMTP Shares with respect to any Dividend Period and either the Increased Spread is not in effect or the Maximum Amount has not been exceeded during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.10:

(a)        The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for the AMTP Shares of the amount of the Taxable Allocation that will be made in respect of such shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of each AMTP Share for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Amount for each Rate Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment in respect of the Taxable Allocation paid on such AMTP Shares for such Dividend Period. In lieu of adjusting the Dividend Amount, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each share for such Dividend Period equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the distribution of Taxable Allocations in respect of AMTP Shares as provided in this Section 2.10(a), and shall only effect the distribution of Taxable Allocations as described in Section 2.10(b) and/or Section 2.10(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the distribution of a Taxable Allocation as contemplated by this Section 2.10(a).

(b)        If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of AMTP Shares, the Fund may make one or more supplemental distributions on such shares equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of AMTP Shares may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c)        If in connection with a redemption of AMTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Holder of such shares at such Person’s address as the same appears or last appeared on the record books of the Fund.

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(d)        Except as required by any Purchase Agreement applicable to the AMTP Shares, for so long as the applicable provisions of such Purchase Agreement shall be in effect, the Fund shall not be required to pay Additional Amount Payments with respect to AMTP Shares with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.11        Liquidity Account and Failed Adjustment Liquidity Requirement.

(a)        By the first Business Day following the occurrence and during the continuance of the Failed Adjustment Period, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares. If, while the Failed Adjustment Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments not so earmarked, so long as (i) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares and (ii) the assets of the Fund designated and earmarked as Deposit Securities included in the Liquidity Account at the close of business on such date have a Market Value equal to at least the Failed Adjustment Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to the Outstanding AMTP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)        In connection with a Liquidity Account related to a Failed Adjustment Event, the Failed Adjustment Liquidity Requirement shall apply, in all cases subject to the cure provisions of Section 2.11(c) below.

(c)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Failed Adjustment Liquidity Requirement in respect of the Outstanding AMTP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Failed Adjustment Liquidity Requirement for the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day.

(d)        The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Failed Adjustment Redemption Price for the

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Outstanding AMTP Shares. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the AMTP Shares on the Failed Adjustment Redemption Date, the requirement of the Fund to maintain the Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12        Liquidity Account and Failed Transition Liquidity Requirement.

(a)        By the first Business Day following the occurrence and during the continuance of the Failed Transition Period, the Fund shall cause the Custodian to earmark a Liquidity Account comprised of Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares. If, while the Failed Transition Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments not so earmarked, so long as (i) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares and (ii) the assets of the Fund designated and earmarked as Deposit Securities included in the Liquidity Account at the close of business on such date have a Market Value equal to at least the Failed Transition Liquidity Requirement (if any) determined in accordance with Section 2.12(b) below with respect to the Outstanding AMTP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)        In connection with a Liquidity Account related to a Failed Transition Event, the Failed Transition Liquidity Requirement shall apply, in all cases subject to the cure provisions of Section 2.12(c) below.

(c)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Failed Transition Liquidity Requirement in respect of the Outstanding AMTP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Failed Transition Liquidity Requirement for the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day.

(d)        The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Failed Transition Redemption Price for the Outstanding AMTP Shares. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit

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Securities having an initial combined Market Value sufficient to effect the redemption of the AMTP Shares on the Failed Transition Redemption Date, the requirement of the Fund to maintain the Liquidity Account as contemplated by this Section  2.12 shall lapse and be of no further force and effect.

2.13         Global Certificate.

All AMTP Shares Outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and no registration of transfer of such shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee or transferee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates. Such global certificates will be deposited with, or on behalf of, The Depository Trust Company and registered in the name of Cede & Co., its nominee. Beneficial interests in the global certificates will be held only through The Depository Trust Company and any of its participants.

2.14      Notice.

All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight delivery. Notices delivered pursuant to this Section  2.14 shall be deemed given on the date received.

2.15      Termination.

In the event that no AMTP Shares subject to this Statement are Outstanding, all rights and preferences of the shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement shall terminate.

2.16        Appendices.

The designation of the AMTP Shares subject to this Statement shall be set forth in an Appendix to this Statement. The Board of Trustees (i) may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) amend the Appendix to this Statement relating to the AMTP Shares so as to reflect any amendments to the terms applicable to such shares including an increase in the number of authorized shares and (ii) shall, by resolution duly adopted, authorize and approve a Supplement to the Appendix, to reflect any Adjusted Terms agreed to pursuant to Section 2.2(h) in an Adjusted Terms Agreement.

2.17        Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.18        Modification.

To the extent permitted by applicable law, Section 2.6(c) and the Purchase Agreement, the Board of Trustees, without the vote of the Holders of AMTP Shares, may interpret, supplement, or

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amend the provisions of this Statement, the Appendix hereto and any Supplement thereto that is in effect, as applicable, to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.19        Transfers.

(a)        Subject to Article III hereof, a Designated Owner or Holder of any AMTP Shares may sell, transfer or otherwise dispose of AMTP Shares only in whole shares and only to Persons that are both: (1)(i) Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, (ii) tender option bond trusts or other similar investment vehicles in which all investors are Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, Banks, insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (2) Persons that are either (i) not a Nuveen Person or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding AMTP Shares, or (y) the prior written consent of the Fund and the Holder(s) of more than 50% of the Outstanding AMTP Shares has been obtained. The restrictions on transfer contained in this Section 2.19(a) shall not apply to any AMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such AMTP Shares.

(b)        If at any time the Fund is not furnishing information pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of AMTP Shares and prospective purchasers of AMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

2.20        No Additional Rights.

Unless otherwise required by law or the Declaration, the Holders of AMTP Shares shall not have any relative rights or preferences or other special rights with respect to such AMTP Shares other than those specifically set forth in this Statement; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of AMTP Shares with regard to any special rights of such Holder or Designated Owner with respect to its investment in the Fund.

ARTICLE 3 THIRD PARTY PURCHASE OF AMTP SHARES

3.1        Third Party Purchase Procedures.

(a)        In the event that a Third Party Purchase is arranged by the Fund pursuant to Section 2.2(h)(v) or in connection with a Transition pursuant to Article 4, all Outstanding AMTP

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Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Third Party Purchase Date, in accordance with this Section 3.1. With respect to any Transition, references to “Third Party Purchase Date” in this Section 3.1 shall be deemed to include the Transition Date as applicable. The proceeds of such Third Party Purchase shall be used by the Settlement Agent for the purchase of the automatically tendered AMTP Shares at the Third Party Purchase Price, and the terms of the sale will provide for the wire transfer of such Third Party Purchase Price by the third party to be received by the Settlement Agent no later than 11:00 a.m., New York City time, on the Third Party Purchase Date for payment to the Holders automatically tendering AMTP Shares for sale through the Securities Depository in immediately available funds, against delivery of the tendered AMTP Shares either (i) to the Settlement Agent through the Securities Depository on the Third Party Purchase Date and the re-delivery of such AMTP Shares by means of “FREE” delivery through the Securities Depository to the Third Party Purchaser for delivery to the relevant purchaser’s Agent Member or (ii) directly to the Third Party Purchaser or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the Third Party Purchase Date.

(b)        Any funds paid by the Third Party Purchaser and held in an account of the Settlement Agent for the payment of the Third Party Purchase Price in connection with the Third Party Purchase shall be held in trust for the benefit of the Third Party Purchaser of the AMTP Shares pending automatic delivery by the Holders pursuant to the Mandatory Tender of the tendered shares, against payment therefor. In the event of a Third Party Purchase, upon the Mandatory Tender of AMTP Shares from the Holders to the Settlement Agent, the Settlement Agent shall pay, subject to receipt of the Third Party Purchase Price by the Settlement Agent from the Third Party Purchaser, the Third Party Purchase Price for such AMTP Shares to such tendering Holders. In accordance with and subject to the foregoing, the Settlement Agent shall effect any such payment on the Third Party Purchase Date.

(c)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered AMTP Shares in the form of global securities, the Third Party Purchase, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(d)        The Fund may modify or waive each of the timing requirements set forth above with the written consent of the Required Designated Owners and the Settlement Agent, in each case such consent to be required only to the extent such party is affected thereby.

ARTICLE 4 TRANSITION

4.1        General Provisions.

(a)        On any Business Day after December 14, 2019 the Fund may initiate a Transition. In the event that a Third Party Purchase of AMTP Shares is arranged by the Fund in connection with a Transition, (A) the Fund shall appoint a Settlement Agent in connection with such Third Party Purchase and the associated Mandatory Tender and (B) all Outstanding AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Transition Date (as defined below) in accordance with Section 3.1. Upon initiating a Transition, the Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to arrange a Third Party Purchase of such AMTP Shares, upon terms as designated and set forth in a new Appendix or Supplement for the AMTP Shares.

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(b)        In the event that the Fund successfully accomplishes a Transition and no Failed Transition Event otherwise shall have occurred and be continuing as of the effective date of the Transition (the “Transition Date”), then on and as of the Transition Date, such AMTP Shares shall be subject to the terms set forth in the new Supplement. If a Failed Transition Event shall have occurred and be continuing, (i) the new terms designated by the Fund shall not be established, (ii) all tendered AMTP Shares, if any, shall be returned to the relevant tendering Holders by the Settlement Agent, and (iii) all of the then Outstanding AMTP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date in accordance with Section 2.5(e).

(c)        The Fund shall use its best efforts to cause the terms and conditions of such AMTP Shares transitioned to a Third Party Purchaser pursuant to this Article 4 to be consistent with the continuing qualification of such AMTP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to such Transition that the Fund shall have received an opinion of counsel to the effect that such AMTP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.

(d)        The terms of the AMTP Shares transitioned to a Third Party Purchaser pursuant to this Article 4 may not, in any event, affect the parity ranking of such AMTP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

4.2        Notice of Transition.

(a)        The Fund shall provide the Required Designated Owners with written notice of a Transition pursuant to this Article 4 (a “Transition Notice”) not more than forty-five (45) calendar days and not less than thirty (30) calendar days (or such shorter notice period as may be consented to by the Required Designated Owners (which consent shall not be deemed to be a vote required by Section 2.6)) prior to the applicable Transition Date.

(b)        The Transition Notice shall state, as applicable: (A) the Transition Date; (B) the series of AMTP Shares to which the notice relates; (C) the CUSIP number for the AMTP Shares; (D) the Third Party Purchase Price on a per share basis; (E) that (i) all Outstanding AMTP Shares will be subject to Mandatory Tender and purchase on the Transition Date, and (ii) in the event of a Failed Transition Event, all tendered AMTP Shares will be returned to the relevant tendering Holders; and (F) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Third Party Purchase Agreement states) are to be surrendered for payment of the Third Party Purchase Price. The Fund may provide in the Transition Notice that such Transition is subject to one or more additional conditions precedent and that the Fund shall not be required to effect such Transition unless each such condition has been satisfied at the time or times and in the manner specified in such Transition Notice; provided, that no such conditions shall affect the consequences of a Failed Transition Event.

4.3        Failed Transition Period.

If a Failed Transition Event occurs where the Fund has initiated a proposed Transition pursuant to this Article 4, a Failed Transition Period shall commence and continue. For each Rate Period or portion thereof during the Failed Transition Period, if any, the Dividend Spread used to compute the Dividend Amount on the AMTP Shares shall be the Failed Transition Period Applicable Spread.

[Signature Page Begins on the Following Page]

A1-38

IN WITNESS WHEREOF, Nuveen AMT-Free Municipal Credit Income Fund has caused this Statement to be signed on [•] in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations of the Fund set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

By:
Name:
Title:	Vice President and Secretary

[Signature Page to the Statement Establishing and Fixing the Rights and

Preferences of Adjustable Rate MuniFund Term Preferred Shares (NVG)]

A1-39

APPENDIX A

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES, SERIES 2028

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of Adjustable Rate MuniFund Term Preferred Shares of Nuveen AMT-Free Municipal Credit Income Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to such Adjustable Rate MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares” effective as of [•] (the “AMTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen AMT-Free Municipal Credit Income Fund and is effective as of [•]. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the AMTP Statement.

Section 1.        Designation as to Series.

Adjustable Rate MuniFund Term Preferred Shares, Series 2028: A series of One Thousand One Hundred Twenty (1,120) Preferred Shares classified as Adjustable Rate MuniFund Term Preferred Shares is hereby designated as the “Adjustable Rate MuniFund Term Preferred Shares, Series 2028” (the “Series 2028 AMTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the AMTP Statement (except as the AMTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2028 AMTP Shares shall constitute a separate series of Preferred Shares and of the Adjustable Rate MuniFund Term Preferred Shares and each Series 2028 AMTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2028 AMTP Shares:

Section 2.        Number of Authorized Shares of Series.

The number of authorized shares is One Thousand One Hundred Twenty (1,120).

Section 3.        Date of Original Issue with respect to Series.

The Date of Original Issue is [•].

Section 4.        Liquidation Preference Applicable to Series.

The Liquidation Preference is $100,000.00 per share.

Section 5.        Term Redemption Date Applicable to Series.

The Term Redemption Date is December 1, 2028.

Section 6.        Dividend Payment Dates Applicable to Series.

The Dividend Payment Date for the first Dividend Period is [•]. For subsequent Dividend Periods, the Dividend Payment Dates are the first Business Day of each calendar month that the Series 2028 AMTP Shares are Outstanding.

A1-40

Section 7.        Calculation of Dividends.

The amount of dividends per share accumulated for each day (the “Dividend Amount”) shall be equal to the product of: (a) the SIFMA Index Rate plus the Dividend Spread in effect for such day, divided by the actual number of days in the year (365 or 366) in which such day occurs, and (b) the Liquidation Preference for a Series 2028 AMTP Share. Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward. The Dividend Amount shall in no circumstances exceed the Maximum Amount.

Section 8.        [Reserved].

Section 9.        Exceptions or Amendments to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the AMTP Statement are hereby amended as follows:

Not applicable.

Section 10.        Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Applicable Spread” means, with respect to any Rate Period for the SIFMA Index Rate, (i) the percentage per annum set forth opposite the applicable credit rating most recently assigned to the Series 2028 AMTP Shares by the Rating Agency in the table below on the SIFMA Rate Determination Date for such Rate Period or (ii) such spread or spreads as may be provided for in the Adjusted Terms established pursuant to Section 2.2(h) of the Statement.

Long-Term Ratings*
Fitch	Applicable Percentage
AAA to AA	0.825%
AA-	1.025%
A+	1.225%
A	1.425%
A-	1.625%
BBB+	2.525%
BBB	2.675%
BBB-	2.825%

*	And/or the equivalent ratings of any Other Rating Agency then rating the Series 2028 AMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the Series 2028 AMTP Shares.

“Dividend Amount” has the meaning set forth in Section 7 of this Appendix A.

“Dividend Payment Date” means (i) with respect to the first Dividend Period, [•]; and (ii) with respect to each subsequent Dividend Period, the first Business Day of each calendar month that the Series 2028 AMTP Shares are Outstanding.

A1-41

“Dividend Period” means in the case of the first Dividend Period, the period beginning on the Date of Original Issue and ending on and including [•] and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month; provided, however, in connection with any voluntary exchange by the Holders thereof of Series 2028 AMTP Shares for any new series of Adjustable Rate MuniFund Term Preferred Shares or any other securities of the Fund, the Board of Trustees may declare that a Dividend Period shall begin on and include the first calendar day of the month in which such exchange will occur and shall end on but not include the date of such exchange, and in such case, the Dividend Payment Date for such dividend shall be the date of such exchange and provided further that, in connection with any reorganization or merger involving the Fund, the Board of Trustees may establish a Dividend Period of less than a month, in which case the Dividend Payment Date for such dividend shall be the first Business Day following the end of such Dividend Period.

“Dividend Spread” means, with respect to each Rate Period and subject to the adjustment described in Section 2.10(a) of the Statement, the Applicable Spread; provided, however, that, with respect to any Increased Spread Period (or any portion of a Rate Period to which the Increased Spread otherwise applies), “Dividend Spread” shall mean the Increased Spread for such Increased Spread Period (or such portion of a Rate Period); provided further, that with respect to any Rate Period (or portion thereof) during the Failed Transition Period, if any, “Dividend Spread” shall mean the Failed Transition Period Applicable Spread for such Rate Period; and provided further, that with respect to any Rate Period (or portion thereof) during the Failed Adjustment Period, if any, “Dividend Spread” shall mean the Failed Adjustment Period Applicable Spread for such Rate Period.

“Failed Adjustment Liquidity Requirement” means the Market Value of Deposit Securities held in the Liquidity Account from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Adjustment Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference of the Outstanding AMTP Shares set forth below opposite the number of such days:

Number of Days Preceding Failed Adjustment Redemption Date:	Market Value of Deposit Securities as Percentage of Liquidation Preference
45	20%
30	40%
20	60%
10	80%
5	100%

“Failed Adjustment Period” means, upon the occurrence of a Failed Adjustment Event with respect to Series 2028 AMTP Shares, the period commencing on the date of such Failed Adjustment Event and ending on the earliest to occur of (i) the redemption by the Fund on the Failed Adjustment Redemption Date or, if earlier, another Redemption Date, if any, of 100% of the Outstanding Series 2028 AMTP Shares, or (ii) the repurchase by the Fund of 100% of such AMTP Shares, or (iii) the successful Transition of 100% of such AMTP Shares or (iv) mutual agreement by the Fund and the Required Designated Owners to terminate the Failed Adjustment Period and revert to the terms mutually agreed by the Fund and the Required Designated Owners.

“Failed Adjustment Period Applicable Spread” means, for each day that a Failed Adjustment Period, if any, has occurred and is continuing: the higher of (i) the Applicable Spread that would

A1-42

otherwise be in effect absent a Failed Adjustment Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Adjustment Period), and 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Adjustment Period).

“Failed Adjustment Redemption Date” means the 90th calendar day following a Failed Adjustment Event, or such other date as the Fund and the Required Designated Owners shall agree.

“Failed Transition Event” means that, in the case of a proposed Transition pursuant to Article 4 of the Statement, (i) the Fund was unable to successfully Transition all of the Outstanding Series 2028 AMTP Shares or (ii) the proceeds of the Third Party Purchase of such AMTP Shares were not received for any reason by (x) by the Settlement Agent by 4:30 p.m., New York City time on the Transition Date, or (y) if payment is not made directly to the Designated Owners of such AMTP Shares, by 3:00 p.m., New York City time on the Transition Date.

“Failed Transition Liquidity Requirement” means the Market Value of Deposit Securities held in the Liquidity Account from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Transition Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference of the Outstanding AMTP Shares set forth below opposite the number of such days:

Number of Days Preceding Failed Transition Redemption Date:	Market Value of Deposit Securities as Percentage of Liquidation Preference
150	20%
120	40%
90	60%
60	80%
30	100%

“Failed Transition Period” means, upon the occurrence of a Failed Transition Event with respect to Series 2028 AMTP Shares, the period commencing on the date of such Failed Transition Event and ending on the earliest to occur of (i) the redemption by the Fund on the Failed Transition Redemption Date or, if earlier, another Redemption Date, if any, of 100% of the Outstanding Series 2028 AMTP Shares, or (ii) the repurchase by the Fund of 100% of such AMTP Shares, or (iii) the successful Transition of 100% of such AMTP Shares or (iv) mutual agreement by the Fund and the Required Designated Owners to terminate the Failed Transition Period and revert to the terms mutually agreed by the Fund and the Required Designated Owners.

“Failed Transition Period Applicable Spread” means, for each day that a Failed Transition Period, if any, has occurred and is continuing: the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Transition Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Transition Period), 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Transition Period), 250 basis points (2.50%) (90 days but fewer than 120 days of the continued Failed Transition Period), 275 basis points (2.75%) (120 days but fewer than 150 days of the continued Failed Transition Period), 300 basis points (3.00%) (150 days but fewer than 180 days of the Failed Transition Period), and 400 basis points (4.00%) (180 days or more of the continued Failed Transition Period).

“Failed Transition Redemption Date” means, in the case of a Failed Transition Event, the first Business Day falling on or after the 180th calendar day following the Failed Transition Event.

A1-43

“Increased Spread” means, with respect to each Series 2028 AMTP Share and subject to the adjustment described in Section 2.10(a) of the Statement, on each day during any Increased Spread Period, 5.825%.

“Initial SIFMA Rate Period” means the period commencing on and including the Date of Original Issue and ending on and including the next succeeding calendar day that is a Wednesday (or, if such Wednesday is not a Business Day, the next succeeding Business Day).

“Maximum Amount” means the product of the Liquidation Preference multiplied by 15%, divided by the actual number of days in the year (365 or 366).

“Optional Redemption Premium” means with respect to each Series 2028 AMTP Share to be redeemed an amount equal to:

(A)        If the Optional Redemption Date occurs prior to December 14, 2019, the product of (i) 0.825%, (ii) the Liquidation Preference of such AMTP Share and (iii) a fraction, the numerator of which is the number of days from and including the date of redemption to and including December 14, 2019 and the denominator of which is the actual number of days from and including the Date of Original Issue to and including December 14, 2019; or

(B)        If the Optional Redemption Date is after December 14, 2019, zero.

“Rate Period” means each SIFMA Rate Period.

“Scheduled Term Adjustment Period Expiration Date” means the 540th calendar day following the delivery of the applicable Term Adjustment Notice.

“SIFMA Index Rate” means, with respect to any SIFMA Rate Period or portion thereof, (i) the SIFMA Municipal Swap Index made available by approximately 4:00 p.m., New York City time, on the SIFMA Rate Determination Date for such SIFMA Rate Period or (ii) if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous SIFMA Rate Determination Date.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then “SIFMA Municipal Swap Index” shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees.

“SIFMA Rate Determination Date” means, with respect to the Initial SIFMA Rate Period, the Wednesday immediately preceding the Date of Original Issue, and, with respect to any Subsequent SIFMA Rate Period, the last day of the immediately preceding SIFMA Rate Period or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding SIFMA Rate Determination Date will be determined without regard to any prior extension of a SIFMA Rate Determination Date to a Business Day.

A1-44

“SIFMA Rate Period” means the Initial SIFMA Rate Period and any Subsequent SIFMA Rate Period.

“Subsequent SIFMA Rate Period” means the period from and including the first day following the Initial SIFMA Rate Period to and including the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day) and each subsequent period from and including the first day following the end of the previous Subsequent SIFMA Rate Period to and including the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day).

[Signature page follows.]

A1-45

IN WITNESS WHEREOF, Nuveen AMT-Free Municipal Credit Income Fund has caused this Appendix to be signed on [•] in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix as an officer and not individually, and the obligations of the Fund set forth in this Appendix are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

By:
Name:
Title:	Vice President and Secretary

[Signature Page to the Appendix Establishing and Fixing the Rights and

Preferences of Series 2028 Adjustable Rate MuniFund Term Preferred Shares (NVG)]

A1-46

EXHIBIT I

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

FORM OF TERM ADJUSTMENT NOTICE

Date:

Deadline for Adjusted Terms Agreement Date

(Subject to Change by Agreement between the Fund and

the Required Designated Owners):

Proposing Party:

Proposed Adjusted Dividend Amount

(or such other amount as the Fund and the Required Designated

Owners may agree during the Term Adjustment Notice

Period):

[Insert description of Proposed Adjusted Dividend Amount calculation]

Other/Additional Provisions:
Dividend Period(s):
Other:

[PROPOSING PARTY]

By:
Name:
Title:

Designated Owner of AMTP Shares, Series 2028 [Majority Designated Owner is the Proposing Party]

A1-47

APPENDIX B

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

RATINGS OF INVESTMENTS

[Begins on the Following Page]

B1-1

RATINGS OF INVESTMENTS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

An S&P Global Ratings issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on S&P Global Ratings’ the following considerations:

1.        The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        The nature and provisions of the financial obligation, and the promise we impute; and

3.        The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

B1-2

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

B1-3

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

B1-4

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

B1-5

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

U.S. Municipal Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

B1-6

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

B1-7

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D

Default. Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ National Rating category, or categories below ‘CCC’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default except in the following cases:

•	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

B1-8

•

In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Bankruptcy Code if there is sufficient visibility on potential recovery prospects.

•

The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

B1-9

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating that a rating could stay at its present level or potentially be upgraded, “Negative”, to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale.    Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

B1-10

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 23, 2019

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Connecticut Quality Municipal Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Mark L. Winget, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Connecticut Quality Municipal Income Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 23, 2019 at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Connecticut Quality Municipal Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NTC_30744_071619_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Connecticut Quality Municipal Income Fund

Special Meeting of Shareholders to Be Held on September 23, 2019.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Merger pursuant to which Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) will be merged with and into NAMCIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen AMT-Free Municipal Credit Income Fund (the “Acquiring Fund”), with common shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of fractional common shares) and each issued and outstanding Adjustable Rate MuniFund Term Preferred Share (“AMTP Shares”) of the Target Fund being converted into a newly issued AMTP Share of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $100,000 per share.

			☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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